PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

QUALITY BOND FUND

US Treasury 10-year interest rates fell during 2000 by 133bp to 5.11%. Since year-end 1999, the return on the Lehman US Treasury Index has been 13.24%. During the fourth quarter Treasury securities once again outperformed the other sectors of the bond market. 10-year Treasuries for the fourth quarter were lower in yield by 69 basis points. The Treasury yield curve reversed the inversion that had been in place since the first quarter. At year-end, the 2-year Treasury was yielding 36 bp less than 30-year Treasury. The steepening of the yield curve that occurred during the fourth quarter was the continuation of a trend that began in the third quarter.

The primary reasons for the reduction in the Treasury curve inversion and rally in 10 year Treasuries from the highs in yield in early May was the anticipated end to Federal Reserve tightening and slowdown in some of the key economic indicators. This slowdown in growth and falling equity valuations has caused the market to begin to forecast and price in a "hard landing" to the economy. With the entire Treasury yield curve trading more than 100bp lower than Fed Funds (6.50%), it appears that the market is anticipating the Federal Reserve to continue easing over the next few quarters. The market at year-end had approximately 150bp of Federal Reserve easing priced into Treasuries.

The stock market continued its plunge while the Treasury bond market maintained its rally in the fourth quarter and into the first week of the New Year. Fears of recession rolled across economist's desks and TIME magazine's cover posted recessionary fears about the economy implying widespread acceptance of this rare occurrence. As has been widely disseminated, the dot.com stocks and the NASDAQ Index took horrific beatings for the year and especially in the fourth quarter. What we know is that the economy has weakened significantly. What we do not know is how weak the economy currently is. Is it potentially negative growth? Or does the slowdown just feel that way because the economy was growing at such a break-neck pace in the first half of the year?

Either way, government officials have presumed the former. The Federal Reserve and the new administration are going all out to prevent any negative growth scenario playing out. For Alan Greenspan, that means an aggressive easing monetary policy probably seeking a cumulative 100 - 150 basis point cut in the Federal Funds rate by mid-year. For the Bush Administration, it means doing whatever it takes to get a massive tax cut in place potentially retroactive to January 1, 2001 and as front-end loaded as possible.

So the real questions are 1) will the huge monetary and fiscal stimulus packages work for the economy? and 2) how will the markets respond? Our answers to these questions are 1) yes, but in a more limited way than normal, and 2) risk markets will rally in the first half of 2001 on the anticipation of good times to come but disappoint in the second half when the stimulus on the real economy has a muted impact. We expect disappointment on the actual effect of such stimulus because earnings expectations and equity valuations are still so high while debt burdens on the consumer and corporate America are so heavy. However, the anticipatory nature of markets implies that the spread markets rally in the first half of the year accompanied by a sell-off in treasury bonds. The volatility of the fourth quarter spread widening and treasury rate decline gave us ample opportunity to enhance performance for the Quality Bond Fund. We were able to stay long in duration and underweight spread product in the fourth quarter, which allowed us to create the outperformance for the quarter. For the year the fund once again outperformed the Salomon BIG Index, this year by 41 basis points, posting a 12.00% return for the year.

Independence Capital Management, Inc.
Investment Adviser

           Comparison of Change in Value of $10,000 Investment in Penn
            Series Quality Bond Fund and Salomon Bros. B.I.G. Index


Average Annual Returns

                        1 Year    5 Years    10 Years    Since Inc
Penn Series             12.00%     6.78%        N/A        7.44%
Salomon Bros. B.I.G*    11.60%     6.45%        N/A        7.15%

                   Quality Bond Fund

             Penn Series      Salomon Bros. B.I.G*
  3/1/87
12/31/87
12/31/88
12/31/89
12/31/90
12/31/91
 11/1/92      $10,000               $10,000
 11/2/92
12/31/92      $10,191               $10,160
12/31/93      $11,380               $11,165
12/31/94      $10,778               $10,847
  3/1/95
12/31/95      $12,949               $12,859
12/31/96      $13,485               $13,324
  5/1/97
12/31/97      $14,568               $14,606
12/31/98      $16,049               $15,880
12/31/99      $16,049               $15,746
  5/1/00
 6/30/00
 7/31/00
 8/31/00
 9/30/00
10/31/00
11/30/00
12/31/00      $17,976               $17,573

* For the year ended December 31, 2000, the Quality Bond Fund has begun to use the Salomon Brothers Broad Investment Grade Index as its comparative index. Prior to December 31, 2000, the Quality Bond fund used the Lehman Aggregate Bond Index as its comparative index. The one, five and since inception periods ended December 31, 2000 for the Lehman Aggregate Bond Index were 11.63%, 6.46% and 7.12%, respectively.

The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992, when Independence Capital Management, Inc. became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or les when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

LIMITED MATURITY BOND FUND

Independence Capital Management Inc. (ICMI) began managing the Penn Series Limited Maturity Bond Fund on May 1, 2000. Before ICMI became the fund manager, the fund was managed by Neuberger Berman. The Limited Maturity Bond fund has $11.5 million in assets as of 12/31/00.

The Limited Maturity Bond fund is benchmarked against the Salomon Brothers 1 to 5 year Treasury and Agency Index. This bond fund fits into the Penn Series family of funds by offering a bond fund that has less price risk than the Quality Bond Fund, but offers a higher potential return than the Money Market Fund. The Limited Maturity Bond fund invests primarily in high quality government and government supported securities as well as other AAA rated securities. The fund at times may invest in other lower rated securities when opportunities in the market allow the fund to achieve excess return.

The Salomon Brothers 1 to 5 year Treasury and Agency Index has a duration of
2.18 years as of December 31, 2000. The index is comprised of 65.3% of Treasury securities and 34.7% of Agency securities (FNMA and Freddie Mac securities primarily). The indexes average quality is AAA.

As of 12/31/00 the fund was modestly short duration (91% of the index) and aggressively overweight spread product by 51%. The fund owns "AAA" rated ABS (credit cards and rate reduction bonds) and "AAA" CMBS. The fund also owns 4.7% of assets in investment grade corporate bonds. We believe that these security types provide better relative value when compared to agency securities. The rationale behind the increase in spread product was the large breakeven spread changes that needed to occur for this high quality spread product to underperform Treasuries over a 1-year time horizon. Two year spreads would have to widen by approximately 35 basis points to provide the same return as Treasury bonds over a one year time period. We currently view spread product (non-Treasury securities) as representing good relative value due to their historical cheapness. The fund currently has 20% of assets in Treasury Inflation Protection Securities (TIPs). We believe that TIPs are cheap to other Treasury securities. With inflation pressures increasing within the economy, the inflation adjustment component of TIPs is currently attractive.

The fund owns 7% in GNMA mortgage backed securities that carry an explicit U.S. Treasury full faith and credit guarantee. The continued headline pressures on agency securities from the legislative risk of removing the implicit government support for Fannie Mae and Freddie Mac has us concerned about potential underperformance of these securities. Performance in the fund for the fourth quarter was slightly below the index. The fund has returned 3.06% for the quarter while the index has returned 3.24%. Since ICMI began managing the fund the fund has returned 7.18% versus 7.55% for the index. We expect the performance of the fund to improve as some of the funds positions pay off in the months ahead.

Independence Capital Management, Inc.
Investment Adviser

           Comparison of change in Value of $10,000 Investment in Penn
            Series Limited Maturity Bond Fund and SB Treasury/Agency
                                 1-5 yrs. Index

Average Annual Returns

                              1 Year     5 Years    10 Years    Since Inc
Penn Series                    N/A         N/A        N/A         7.18%
SB Treasury/Agency 1-5 yrs.    N/A         N/A        N/A         7.56%


                  Limited Maturity

            Penn Series      SB Treasury/Agency 1-5 yrs
  3/1/87
12/31/87
12/31/88
12/31/89
12/31/90
12/31/91
 11/1/92
 11/2/92
12/31/92
12/31/93
12/31/94
  3/1/95
12/31/95
12/31/96
  5/1/97
12/31/97
12/31/98
12/31/99
  5/1/00      $10,000                 $10,000
 6/30/00      $10,150                 $10,165
 7/31/00      $10,210                 $10,232
 8/31/00      $10,310                 $10,328
 9/30/00      $10,400                 $10,417
10/31/00      $10,450                 $10,482
11/30/00      $10,580                 $10,601
12/31/00      $10,718                 $10,755

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or les when redeemed than when purchased. Assumes reinvestment of all dividends.

HIGH YIELD BOND FUND

After a weak start in 2000, most areas of the bond market recovered during the second half to chalk up solid returns for the year. Not so high-yield bonds, which fell sharply in an exceedingly tough environment for lower-quality debt. While your fund suffered along with the entire high-yield market, losses were cushioned to some degree by our broad diversification among industry sectors and thorough credit research.

It's been 10 years since high-yield (junk) bonds were buffeted by such unfavorable investment weather. During the past year, three negative trends that had been brewing for some time intensified simultaneously to create "a perfect storm" for this sector.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

The first of the trends that stymied our market was the collapse of wireline communications companies, which had issued a substantial amount of high-yield bonds - as well as new stock -- in the past two years. When the companies' rosy growth projections failed to materialize, financing avenues shut down. Without infusions of new capital, debt service faltered and defaults mounted among companies with weak managements and shaky balance sheets. The collapse in this sector helped push the ratio of "distressed" bonds (those yielding 10 or more percentage points over Treasuries) to approximately 30% of outstanding corporate bonds and contributed to the rise in the high-yield bond default rate to over 4%.

The second unfavorable trend was the poor performance of Old Economy cyclical companies, such as automobiles, forest products, chemicals, and steel. These companies, which had failed to participate fully in the U.S. economy's good health, were hurt by falling commodity prices and by concerns over the possibility of a steeper-than-expected slowdown in economic growth. Negative returns in the range of 10% to 30% on their bonds helped drag down the entire high-yield market. Lastly, these trends were exacerbated by a general lack of liquidity in the market, reflecting negative cash flows in high-yield mutual funds and the reluctance of Wall Street dealers to commit capital to facilitate trading.

The picture was not entirely bleak. About half of the industries in the high-yield universe remained healthy, led by the energy sector and including homebuilding, utilities, information technology, and others. Even wireless (cellular) communications, the other major component of the beleaguered telecom sector, eked out a positive return as their financial health and prospects remained solidly positive even though their stocks were swept along in the Nasdaq sell-off.

The year ended on a hopeful note as investors began to look past the slowing economy to the increasing likelihood of a policy change by the Federal Reserve. Reflecting this improved sentiment, prices of high-yield bonds firmed somewhat across most quality sectors - a trend that was reinforced in January when the Fed eased with a one-half percentage point cut in key short-term interest rates.

In contrast to the average high-yield bond fund, which declined over 8% for 2000, your fund's loss was less than half of that. This return was in line with that of our Merrill Lynch benchmark index.

While there's no denying the disappointment of a negative return, we were glad it wasn't worse and were pleased to surpass our peer average. Performance reflected some defensive and offensive successes. On the defensive side, results were aided by our reduced exposure to the troubled wireline communications area. Relatively limited holdings in other hard-hit industries, such as autos, metals, and paper, also helped stem losses.

For the offense, our largest industry concentration remained wireless communications, which, while not robust, at least held its own during the past six months. In fact, two of our wireless holdings, VoiceStream and Clearnet, benefited from being acquired by investment-grade companies. The fund's results were also helped by significant exposure to industry sectors that performed well during the period, including energy, health care, gaming, and broadcasting. Among our larger industry holdings, the only group that performed badly for us besides wireline communications was cable operators.

Our overall approach to managing the fund was unchanged, as we continued to emphasize intensive credit research, diversification among industry sectors, and an active sell discipline. As market conditions deteriorated over the past six months, however, we did make some defensive moves, as noted, such as cutting almost in half our exposure to the sinking wireline industry, increasing our cash position, and beefing up our weighting in higher-quality (BB rated) bonds. Credit research efforts and our disciplined selling policy continued to pay off by largely sparing the fund from the rising tide of credit problems and bond defaults. The two modest holdings that defaulted in 1999 were joined by only one other, Dyersberg, a textile manufacturer whose bonds we had previously marked down in value. The three positions together totaled less than 1.5% of net assets.

The fund's overall credit quality remained at B+, with over 70% in the BB and B categories. We pared holdings in the lower-tier, CCCs, to under 10%.

Nextel Communications in the wireless telecom industry remained our largest holding, with the top 25 positions composing less than 30% of net assets. The fund continued to hold securities of over 200 different companies spread over some two dozen industries. In making new investments, we are beginning to acquire some medium-quality, Old Economy names that have been beaten down but which we believe have appreciation potential as well as high income.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

After venturing a word of optimism six months ago, we are going to be more circumspect this time. Even though we have seen some signs of recovery in recent weeks, the high-yield market's ability to sustain improvement will depend very much on the direction of the economy. If growth slows more than we or even the Federal Reserve are expecting, then lower-quality bonds will continue to struggle. But if the economy does have a so-called soft landing - slower growth but no recession - the environment should improve for the cyclical industry sectors that performed poorly in recent months. Fed Chairman Greenspan's outlook and policy actions so far are positives for our market.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

           Comparison of Change in Value of $10,000 Investment in Penn Series High Yield Bond Fund and First Boston High Yield Index



                      High Yield Bond Fund



Average Annual Returns

                  1 Year      5 Years      10 Years      Since Inc
Penn Series       -3.69%       6.75%        11.00%         8.07%
First Boston      -6.19%       6.32%        12.16%         9.24%

            Penn Series     First Boston
  3/1/87      $10,000         $10,000
12/31/87       $9,677         $10,101
12/31/88      $11,397         $11,480
12/31/89      $11,330         $11,523
12/31/90      $10,316         $10,788
12/31/91      $14,122         $15,508
 11/1/92
 11/2/92
12/31/92      $16,354         $18,092
12/31/93      $19,587         $21,513
12/31/94      $18,151         $21,302
  3/1/95
12/31/95      $21,128         $25,010
12/31/96      $24,042         $28,116
  5/1/97
12/31/97      $27,836         $31,667
12/31/98      $29,169         $35,068
12/31/99      $30,406         $36,218
  5/1/00
 6/30/00
 7/31/00
 8/31/00
 9/30/00
10/31/00
11/30/00
12/31/00      $29,284         $33,976


The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to March 1, 1987, when T. Rowe Price became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or les when redeemed than when purchased. Assumes reinvestment of all dividends.

GROWTH EQUITY FUND

The year 2000 was one of incredible volatility and, when all was said and done, one of disappointment for large cap growth investors. We had suggested, as the year began, that it was likely to be one that produced returns consistent with historic norms. This forecast was based on growth in earnings in the low-to-mid teens, on a percentage basis, and little change in price/earnings multiples. Economic growth was forecast to slow given the economy's normal reaction to increases in interest rates by the Federal Reserve. A series of increases in rates commenced at mid-year 1999.

Despite these concerns we felt strongly that most growth stocks would be able to still grow earnings in line with forecasts despite these reduced economic projections. Throughout most of the year these expectations appeared to be holding true and despite a series of up and down months the Penn Series Growth Equity Fund was 4.61% ahead for the year as of August 31. The last four months of 2000, however, witnessed a dramatic collapse in share prices, with technology stocks leading the decline. For that four month period the S&P 500 BARRA Growth Index declined just under 25% and the NASDAQ Composite Index, which is dominated by large cap technology stocks, fell approximately 41%.

In hindsight, it appears that the stock market held up only so long as expectations for the economy and, subsequently, future corporate earnings remained intact. The problem that developed late in the year was that the economy appeared to "hit a wall" and abruptly slow. The result was that expectations for earnings began to be questioned. Many companies that still met or exceeded forecasts added to these concerns by suggesting that investors scale back their forecasts for the next few quarters to reflect the changes in economic reality. Of particular note were the increasing number of technology companies that late in the year began suggesting that a softer economy would, indeed, impact their near-term sales and earnings. All this uncertainty resulted in a dramatic shift in investor psychology, going from one that emphasized buying dips to one that favored selling rallies. Given, as we had suggested at various times, that the stock market was viewed as priced to near perfection, this change in psychology resulted in the stock market being unable to mount any substantial recovery as it spiraled downward, led by large cap technology shares.

Much like the Federal Reserve, which continued to maintain a bias toward tightening late into the year, reflecting its continuing concern with economic re-acceleration, we expected the economy to remain strong enough to sustain corporate earnings into 2001. The economy's deceleration, as the year drew nearer to a close, surprised nearly everyone and eventually led the Fed to adjust its bias from leaning toward "tightening" to leaning toward "easing." Early in the new year (2001) the Fed strongly signaled its concerns by lowering rates 50 basis points and announcing a willingness to lower rates further if needed to boost the economy.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

The Fund's performance for 2000 was defined by its fourth quarter results, in that most of the year's net change was provided by the final three months' results. A quick look at the chart below clearly highlights this fact. For the fourth quarter the fund experienced a negative return of -21.47%. This figure was disappointing relative to the return for its benchmark, the S&P 500/BARRA Growth Index, which declined -16.72%. It was, however, consistent with the result for the broader-based Russell 1000 Growth Index. This index had a -21.35% negative result for the quarter.

Over the course of the full year, the Growth Equity Fund is off -26.10%, trailing its S&P 500/BARRA Growth benchmark (-22.08%) by several percentage points. The Growth Equity Fund's annualized return of 11.97% over the past three years is competitive with the 12.42% return for its benchmark, as well as the 12.74% return for the Russell 1000 Growth Index.

This past year was distinguished by the dramatic variation in returns earned by the value and growth styles of investing in the fourth quarter and, as a result, the full year. On balance, growth styles across all capitalization categories were off more than 20% for the quarter, while all value categories were positive. This one quarter disparity was wide enough, in many cases, to significantly reduce the three year advantage growth had built up and on the longer-term, five year basis, results are now nearly identical. Market capitalization was a factor this year, but not as significant a determinant of performance as growth versus value.

A review of the characteristics of the Penn Series Growth Equity Fund again demonstrates the Funds commitment to owning those companies capable of generating consistent and sustainable earnings growth. Historic and forecast growth in sales and earnings for the Fund's companies remain well above those of the general market. Our disciplined analysis and evaluation of reported and forecast earnings trends for individual companies has enabled us to establish and maintain a significant edge in identifying firms that can and do produce positive earnings surprises and subsequently report growth at rates that betters their historical trends. Earnings growth continued to be found most consistently among select technology, capital goods, health care, and financial service companies.

Among the Fund's largest holdings as of December 31 were Merck, General Electric, Citigroup, Pharmacia, Cisco Systems, State Street Corp., American International Group, Capital One Financial, Pfizer and Johnson & Johnson. Added to the portfolio this past quarter were Emerson Electric, United Technologies, Kohl's, Wal-Mart, Merck, Medtronic, IBM, Microsoft, Kimberly-Clark, Kroger, Pepsico, Safeway, Schlumberger, Exxon Mobil, Ciena, Nokia, and Texas Instruments.

OUTLOOK
As the New Year begins there is a real sense that a showdown is coming and that the Federal Reserve will soon find itself "called out" by economic forces and required to act even more decisively to revitalize the economy. As we go to press, the Federal Reserve Board has surprised most of Wall Street and Main Street by lowering the Fed Funds and discount rates by a half a percent. Increasingly the expectation is that the Fed will be forced to react again to the rapidly slowing economy by pulling the trigger on as much as another one-half percentage point reduction in the Fed Funds rate at its next regularly scheduled meeting.

Whether it was because of the election or just wanting to see how retailers fared this Christmas season, the Fed remained on the sidelines. However, with each new release of economic data showing the economy slowing and inflation remaining in check, the Fed has been admonished for waiting too long to act and jeopardizing the U.S. economic expansion. These voices have only grown louder as concerns regarding the growing and broadening impact of California's power crisis have increased.

Given the near certainty that the Fed will be acting to lower interest rates in the near future, investors now have to sort out the ramifications of this shift in policy for their investments. In addition, it appears likely that some sort of federal tax relief will be forthcoming as President-elect Bush has indicated that it is a high priority for his administration. History suggests that these actions favor a recommitment to common stocks. While virtually all stocks benefit to some degree when the Fed lowers rates, a significant advantage has historically accrued to direct beneficiaries of increased economic activity, such as retailers, and of lower interest rates, such as banks. At the same time, growth stocks have also benefited as valuation parameters shift making above average growth more appealing.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

The difficulty in stepping forward to make commitments at a time such as this is that the preponderance of corporate and economic reports will continue to be negative, reflecting the impact of the Fed's interest rate increases early last year. As a result, volatility will remain ever present as the market or a particular stock reacts to the day's announcements. For example, a company that pre-announces weakness in sales or earnings and dropped on the news may again feel the sting of investor disappointment when the actual results are reported. Similarly, continued reports of economic weakness can lead investors to continue to lower earnings expectations causing them to exit stocks and the markets to trade lower.

We believe the stock market provides significant opportunity at this time for those who can look beyond current headlines and we are actively reviewing a number of key sectors or industries to identify investment candidates. In particular, we are focusing on increasing our exposure in the financial service, consumer cyclical, consumer staples, and health care sectors by adding several new names while retaining our current holdings.

We continue to view the technology sector as fundamentally strong and capable of providing solid longer-term growth. And while we expect that the sector and individual stocks can advance significantly from current levels, it is unlikely that some of these stocks, such as the "dot.coms", will advance sufficiently to establish new all-time highs in 2001. Our current technology holdings are those in which we have the highest degree of confidence in earnings and any additions to this sector will be selected from a short list of similarly strong companies that are leaders in their particular segments of the technology continuum.

While the stock market should rebound in the short-run as fears of economic free-fall abate, we believe, more importantly, that stock prices should advance as confidence in the economy builds throughout the year. Coupled with a turn-around in earnings expectations and lower interest rates, we expect a return from stocks in 2001 consistent with long-term historic norms. As always, we remain focused on owning shares of companies that consistently meet and, preferably, exceed earnings expectations.

Independence Capital Management, Inc.
Investment Adviser

           Comparison of Change in Value of $10,000 Investment in Penn
            Series Growth Equity Fund and Russell 1000 Growth Index

                               Growth Equity Fund



Average Annual Returns

                          1 Year      5 Years      10 Years      Since Inc
Penn Series              -26.10%       16.34%         N/A          14.25%
Russell 1000 Growth      -22.42%       18.15%         N/A          28.87%




             Penn Series       Russell 1000 Growth


  3/1/87
12/31/87
12/31/88
12/31/89
12/31/90
12/31/91
 11/1/92      $10,000                 $10,000
 11/2/92
12/31/92      $10,661                 $15,390
12/31/93      $11,986                 $19,853
12/31/94      $11,013                 $25,134
  3/1/95
12/31/95      $13,926                 $34,481
12/31/96      $16,679                 $42,454
  5/1/97
12/31/97      $21,140                 $55,398
12/31/98      $29,948                 $76,843
12/31/99      $40,160                $102,324
  5/1/00
 6/30/00
 7/31/00
 8/31/00
 9/30/00
10/31/00
11/30/00
12/31/00      $29,678                 $79,383


The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992, when Independence Capital Management, Inc. became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or les when redeemed than when purchased. Assumes reinvestment of all dividends.

MID CAP GROWTH FUND
From its inception on May 1, 2000 through year-end, a period that was exceptionally hostile to growth investing, the Penn Series Midcap Growth Fund recorded a negative 12.50% return, outperforming the Russell Midcap Growth Index's 19.31% loss by 6.81 percentage points.

Midcap Growth's performance was soundly positive through September, powered by the stocks of leading growth companies with the strongest earnings. But in the fourth quarter, performance faltered, with our losses exceeding those of the mid-cap market as a whole; our select group of leaders that had been doing well then fell victim to what amounted to an extreme correction in valuations. Stocks like eBay, TMP Worldwide, Aether Systems, Agile Software, Brocade Communications, Extreme Networks, Openwave Systems, Redback Networks, Sonus Networks, and Vitesse Semiconductor continued to deliver robust earnings, but they, like their less-distinguished, high-priced peers, were battered because of increasing concerns about a recession; some of them lost half their value in a matter of weeks.

In essence, the market failed to distinguish between the growth companies we owned -- companies with proprietary technologies, leading market shares, and strong earnings-growth trends -- and their less-distinguished peers; both leading and also-ran growth companies were indiscriminately tarred with the same brush. As has proved to be the case historically, collapsing valuations negated rising earnings.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

For the entire eight-month period, a 41% position in technology stocks and a 13% position in health-care stocks contributed the most to performance. Our tech holdings reaped big gains early in the period, then declined sharply in the second half. Altogether, they gained more and lost less than the index sector did; they lost 28%, versus a negative 39% for the index sector. Technology was one of six sector positions that outperformed their corresponding index sectors. Our health-care holdings produced the highest return, 39%, versus a 20% return for the index's health-care sector. Late in the year especially, health care benefited from its ability to generate consistent earnings growth even in a weakening economic environment, an ability that investors prized, perceiving the sector to be a safe haven in a tumultuous market.
Our other three outperforming sector investments were autos/transportation, up 8%, versus 4% for the index sector; financial services, up 32%, versus 18% for the index sector; and producer durables, down 26% versus a 34% loss for the index sector.

Our 14% weighting in consumer-discretionary/ services stocks did worst relative to its index-sector counterpart. Our consumer-discretionary/services holdings lost 37% versus a 23% loss for the index sector. Many of our holdings in this sector had a technological or Internet bent that was distinctly out of investor favor.

The big question now is whether the market tumult will end soon. Our belief is that the economy will prove resilient, that corporate profits on balance will keep growing, that demand for technology-based products and services will continue to outpace the growth of the economy, that growth companies -- companies in the technology, health-care, and consumer-discretionary/ services sectors -- will continue to produce the most reliable earnings growth, and that the Federal Reserve (as it did on January 3, 2001) will continue to cut interest rates to keep the nation's commerce humming. For these reasons, we think the long-term bull market that began, arguably, in 1982 will endure. Also, we think growth stocks were excessively punished in 2000, have more attractive valuations at this juncture, and still offer good return potential over the next 12 months.

In short, we think the market overreacted late in the year, and we are continuing to pick those stocks that deliver on earnings expectations; they should be especially prized now, what with the sudden economic slowdown, since earnings growth may be increasingly hard to come by. The only consolidation of this downturn is that valuations have decreased dramatically for what we consider to be some great growth companies. The growth record of our holdings has indeed been impressive: over the past five years, the annualized earnings growth of the companies we own was 21.5%, versus 20.3% for the companies comprising the Russell Midcap Growth Index, according to I/B/E/S International. We think their prospects remain impressive.

Independence Capital Management, Inc.
Investment Adviser
Turner Investment Partners, Inc.
Investment Sub-Adviser



       Comparison of Change in Value of $10,000 Investment in Penn Series
              Mid Cap Growth Fund and Russell Mid Cap Growth Index


                                Mid Cap Growth


Average Annual Returns

                           1 Year      5 Years      10 Years      Since Inc
Penn Series                  N/A          N/A          N/A         -12.50%
Russell MidCap Growth        N/A          N/A          N/A         -19.31%


            Penn Series       Russell MidCap Growth
 5/1/00       $10,000                 $10,000
 6/30/00      $10,690                 $10,255
 7/31/00      $10,380                  $9,606
 8/31/00      $12,280                 $11,054
 9/30/00      $12,160                 $10,514
10/31/00      $10,840                  $9,794
11/30/00       $8,240                  $7,666
12/31/00       $8,750                  $8,069


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or les when redeemed than when purchased. Assumes reinvestment of all dividends.

LARGE CAP VALUE FUND
Performance Highlights
Putnam Investment Management began managing the Penn Series Large Cap Value Fund on May 1, 2000. The portfolio returned 9.62% during the period from Putnam's assuming responsibility for the fund (May 1 - December 31, 2000), outpacing the Russell 1000 Value Index return of 6.65% for the same period.

Positive sector allocation and individual issue selection drove outperformance in the period. Our highest-ranked holdings led the highest-ranked benchmark issues, both in selection and across fundamental factors. While the surge of value stocks within the equity market certainly aided performance, our analysis indicates that good stock selection was often a more powerful determinant in adding value than were macro factors, such as market capitalization, dividend yield, price-to-earnings, price-to-book, and price-to-sales ratios.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

Outlook and Strategy
We expect a continued re-evaluation of growth expectations and valuations for technology and telecommunications issues. Despite the pressure that these stocks have endured, many investors still believe that they remain richly priced. Although it is difficult to gauge the eventual growth prospects in these segments, we believe that negative sentiment may continue through the early part of 2001.

High prices for oil and gas have slowed economic growth as consumers have reduced discretionary consumption to meet higher energy bills. Energy prices and spot shortages have also created significant dislocations in markets such as California, which has suffered from unprecedented prices for electricity.
The one critical variable is the overall growth rate of the U.S. economy. Some estimates indicate that roughly one fourth to one third of recent U.S. economic growth was fueled by the surge in technology-related spending. With this pattern changing, significantly slower growth is a possibility, although negative growth is not expected.

Independence Capital Management, Inc.
Investment Adviser
Putnam Investment Management, Inc.
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
               Large Cap Value Fund and Russell 1000 Value Index


                          Large Cap Value Fund


Average Annual Returns

                        1 Year      5 Years      10 Years      Since Inc
Penn Series             12.64%       13.89%         N/A          14.49%
Russell 1000 Value       7.01%       16.91%         N/A          17.37%


            Penn Series      Russell 1000 Value
 11/1/92      $10,000              $10,000
 11/2/92
12/31/92      $10,402              $10,574
12/31/93      $11,138              $12,490
12/31/94      $11,464              $12,241
  3/1/95
12/31/95      $15,761              $16,935
12/31/96      $19,731              $20,600
  5/1/97
12/31/97      $24,660              $27,847
12/31/98      $27,025              $32,199
12/31/99      $26,809              $34,566
  5/1/00
 6/30/00
 7/31/00
 8/31/00
 9/30/00
10/31/00
11/30/00
12/31/00      $30,198              $36,989


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or les when redeemed than when purchased. Assumes reinvestment of all dividends.

GROWTH & INCOME FUND

Investment pundits had been forecasting a slowing in the rate of the stock market's advance for several years but most were unprepared for the magnitude of the 2000 decline. The year 2000 concluded as the worst year ever for the NASDAQ and the first time since 1990 that all three major indices finished with a loss for the year. The NASDAQ closed down 39.3% for the year and plummeted 52% from its March 10, 2000 peak of 5,132. Our benchmark, the S&P500, ended the year down 9.1%, its worst showing since 1977, while the Dow concluded the year down over 6%, a decline not seen since 1981.

The markets began the year on a strong note. Earnings were rising rapidly and valuations, particularly for the more rapid growers, reached peak levels. At the same time, however, the Federal Reserve was becoming increasingly concerned that the roaring economy, combined with higher oil prices, might spark a new inflationary spiral. Due to these concerns, the Fed raised interest rates six times through May, 2000 a total of 175 basis points in an effort to subdue economic growth. Ultimately, the consequences were not lost on investors, i.e., a slowing in economic growth and corporate profits. The Fed, moreover, maintained a bias toward further tightening that was not reversed until December. Not surprisingly, by the time the fourth quarter rolled around, earnings growth was becoming suspect. Most of the damage for the year was done during this period with the S&P declining 7.8% and the NASDAQ down almost 33%. Valuations for many of the more rapidly growing companies, particularly technology, plummeted, and while earnings seemed to be holding up fairly well, an increasing number of companies were broadcasting concern about the future.

In this environment, investors flocked to companies with lower price earnings ratios, lower market capitalizations and abandoned large capitalization growth securities. Value stocks enjoyed a 3000 basis point advantage for the year over its large cap brethren as measured by the Russell 1000 Index. Technology suffered most of the damage and the "sacred cows", Cisco, EMC, Sun Microsystems and Corning were not exempt.

The Penn Series Growth and Income Fund was not immune to the volatility and declines of the fourth quarter. However, since inception, May 1, 2000, the Fund matched the performace of the benchmark, declining 8.38% compared to a 8.37%

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

loss for the Standard & Poor's 500 Index. For the fourth quarter, the Fund was down 9.73% versus a 7.83% decline for the S&P 500. Within the Fund, Consumer Staples, Financial and Health Care contributed most to relative performance, while the Fund also benefited from holdings in Consumer Cyclicals, Capital Goods, Energy, and Utilities. Technology and Communications, however, declined in excess of 30%.

Committed to investing in those companies generating consistent and sustainable earnings and sales growth, we have been focusing on those companies whose earnings are less vulnerable to an economic slowdown or contraction. Within technology, we are limiting investment to those companies in which we have the highest degree of confidence in earnings and any additions to this sector will be limited to those companies with strong leadership positions.

Among the Fund's largest common stock holdings as of December 31st were General Electric, Tyco, Sysco, Medtronic, Merck, Pfizer, Exxon-Mobil, Schlumberger, American International Group and Citigroup.

Outlook
In January, 2001, the Federal Reserve reduced the Fed Funds Rate by 100 basis points and the Discount Rate by 50 basis points. This is a critical first step to righting the U. S. equity market, in our opinion, and, at this time, we believe the market provides significant opportunity for those who can look beyond the current headlines. The Fed's message is that it now intends to stimulate the economy rather than retard it as it did in 2000. Investors can now have greater conviction that earnings growth will reaccelerate sometime within the next nine months. We believe this is an important and positive change. As the Federal Reserve lowers rates further, confidence in an economic recovery and higher earnings will build throughout the year and stock market returns could approximate the historic norms, if not better.


Independence Capital Management, Inc.
Investment Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
                     Growth & Income Fund and S&P 500 Index


                       Growth and Income


Average Annual Returns

                 1 Year      5 Years      10 Years      Since Inc
Penn Series       N/A          N/A          N/A           -8.38%
S&P 500           N/A          N/A          N/A           -8.37%


            Penn Series        S&P 500
  3/1/87
12/31/87
12/31/88
12/31/89
12/31/90
12/31/91
 11/1/92
 11/2/92
12/31/92
12/31/93
12/31/94
  3/1/95
12/31/95
12/31/96
  5/1/97
12/31/97
12/31/98
12/31/99
  5/1/00      $10,000           $10,000
 6/30/00       $9,832           $10,036
 7/31/00       $9,891            $9,879
 8/31/00      $10,614           $10,493
 9/30/00      $10,059            $9,939
10/31/00       $9,713            $9,897
11/30/00       $8,850            $9,117
12/31/00       $9,080            $9,161


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or les when redeemed than when purchased. Assumes reinvestment of all dividends.

MID CAP VALUE FUND

From May 1, 2000 (the fund's inception date) to December 31, 2000, the Penn Series MidCap Value Fund had a cumulative return of 23.99%. This easily exceeds the Russell MidCap Value Index's return of 17.51% over the same time period.

The market environment in the latter half of the year 2000 was very different from that of 1999 and early 2000. While `99 was a year that brought fame and fortune to the Nasdaq, dot.coms, and most anything technology related, 2000 ignited worries that the high valuations given to many tech stocks were not warranted. The Federal Reserve's series of interest rate increases began to take effect and resulted in decelerated corporate earnings growth. A slowing economy, high oil prices, a weak Euro, and negative earnings warnings and reports all tempered investor enthusiasm during the year. Growth stocks dominated the market in 1999 and the beginning of 2000. But as many growth stocks failed to meet lofty expectations, investors began to seek out high-quality, value-oriented stocks of all market caps.

In this environment, we continued our commitment to invest in good businesses at attractive prices that possess positive risk-reward characteristics. Our financial holdings (27.4% of total equity market value as of 12-31-00) made the largest contribution to return for the period. The fund was overweight the Russell MidCap Value index and holdings achieved a higher absolute return than did components of the index. Six of the portfolio's top ten contributors came

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

from the sector, including insurance companies MetLife (1.31% of total net assets), XL Capital (1.69% of total net assets), and ACE Limited (1.33% of total net assets), as well as mortgage banks Countrywide Credit Industries (1.60% of total net assets), and IndyMac Bancorp (0.80% of total net assets). Due to high oil prices and industry deregulation, we made diligent selections within the utilities and energy sectors (10.1% and 8.6% of total equity market value, respectively). Strong stock selection in both sectors led to better absolute returns as compared to the index, although the fund was unfortunately underweight the utilities sector. Coastal Corp. (1.25% of total net assets) and Anadarko Petroleum (0.80% of total net assets) both made positive contributions to portfolio return. Holdings within technology (7.9% of total equity market value) and communication services (1.7% of total equity market value) had the least favorable impact on portfolio return. Because of the market's indiscriminant selling within technology, we reduced our exposure to the sector over the year. However, we were overweight the index on average and suffered slightly lower returns, thereby losing ground to the index.

The market is, and will likely continue to be, a volatile place. Many things changed from 1999 to 2000 and they will probably change again. Taking this into consideration, we will continue striving to invest in financially sound, fundamentally fit companies that will grow and prosper for years to come. We feel that our investment techniques, including risk management, diversification, and a great deal of prudence, will successfully lead us and our investors through an ever-changing landscape.

Independence Capital Management, Inc.
Investment Adviser
Neuberger Berman Management, Inc.
Investment Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
               Mid Cap Value Fund and Russell Mid Cap Value Index


                                Mid Cap Value


Average Annual Returns

                          1 Year      5 Years      10 Years      Since Inc
Penn Series                N/A          N/A           N/A          23.99%
Russell MidCap Value       N/A          N/A           N/A          17.52%


            Penn Series      Russell MidCap Value
  5/1/00      $10,000               $10,000
 6/30/00      $10,170                $9,793
 7/31/00      $10,700               $10,022
 8/31/00      $11,420               $10,636
 9/30/00      $11,650               $10,738
10/31/00      $11,720               $10,942
11/30/00      $11,380               $10,799
12/31/00      $12,399               $11,752


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or les when redeemed than when purchased. Assumes reinvestment of all dividends.

FLEXIBLY MANAGED FUND

The challenging investment environment in 2000 was bad news for many investors but good news for those in this risk-averse portfolio. Equity markets corrected significantly in the second half of 2000 after a relatively flat first-half performance. The combination of the Federal Reserve's six interest rate increases, the sharp rise in energy costs, and the prolonged Presidential election dispute seemed to derail investor confidence, stock market performance, and ultimately economic growth.

Performance across sectors was mixed. Value stocks outperformed growth stocks by a wide margin, and technology stocks were badly mauled in the fourth quarter. The Nasdaq index was down 39.3% for the year (and even more from its peak of approximately 5000). High-quality bonds also performed well in 2000, especially Treasuries. In fact, the bond market outperformed the stock market.

Performance
The fund returned over 20% for 2000, surpassing the average fund in its Lipper category and far exceeding the -9.11% return of the broad market as represented by the S&P 500 Stock Index. Our concentrations mirrored some of the market's best-performing sectors, especially energy, utilities, and consumer services. Results were also helped by our broad asset diversification, which includes about 8% exposure to bonds and over 20% to convertible securities.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

Our best contributor for the year, Loews, virtually offset the negative contributions from all 10 of our weakest holdings. Another standout performer was Mitchell Energy & Development, along with fellow energy company Amerada Hess. Utilities Unisource Energy and Niagara Mohawk also did well, along with financial services concern White Mountains Insurance Group. Weak holdings included Newmont Mining, a gold-focused natural resource company that we continue to hold as a hedge against rising inflation or serious financial market problems. New York Times was also weak but has been a generally strong contributor for the past 10 years.

In recent months, we added to several of our holdings, including Ryder System, Amerada Hess, and Newmont Mining, and initiated a position in the convertible bonds of Swiss pharmaceutical giant Roche Holdings. Some of our major sales reflected profit taking -- in Loews, Reebok, and Mitchell Energy, for example. We also eliminated several positions, including health care firm Smith & Nephew and our California State bonds.

Outlook
Assessing the market environment, we see the deteriorating level of economic activity as the principal negative for stocks. But monetary policy is now favorable and likely to get more so as the year progresses. Stock valuations, a very definite negative throughout most of the past two years, have improved significantly, but remain modestly unattractive in a historical context.

Looking at other factors, we think a tax cut would be good for stock prices and may actually come to pass. Not so good for stocks is the history of poor markets in post-election years. On the other hand, the S&P 500 Stock Index has fallen two years in a row only twice in the last 60 years.

Overall, we enter 2001 in a confident mood since valuation risk is definitely lower. Your fund's valuation risk is even lower than the market's, with our average price/earnings ratio about 40% below that of the market and our price/book value ratio about 70% lower. While we would not expect to see a repeat of the recent powerful surge of investor interest in the more cautious investments we favor, we anticipate reasonable results in 2001.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
                    Flexibly Managed Fund and S&P 500 Index

                              Flexibly Managed Fund




Average Annual Returns

                 1 Year      5 Years      10 Years      Since Inc
Penn Series      22.22%       13.33%       13.90%         13.07%
S&P 500          -9.11%       18.32%       17.49%         14.68%


            Penn Series        S&P 500
  3/1/87      $10,000          $10,000
12/31/87      $10,420           $8,915
12/31/88      $12,390          $10,394
12/31/89      $15,020          $13,658
12/31/90      $14,893          $13,278
12/31/91      $18,118          $17,315
 11/1/92
 11/2/92
12/31/92      $19,851          $18,634
12/31/93      $22,986          $20,511
12/31/94      $23,938          $20,868
  3/1/95
12/31/95      $29,271          $28,702
12/31/96      $34,063          $35,292
  5/1/97
12/31/97      $39,394          $47,051
12/31/98      $41,793          $60,493
12/31/99      $44,781          $73,221
  5/1/00
 6/30/00
 7/31/00
 8/31/00
 9/30/00
10/31/00
11/30/00
12/31/00      $54,731          $66,551


The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to March 1, 1987, when T. Rowe Price became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or les when redeemed than when purchased. Assumes reinvestment of all dividends.

INTERNATIONAL EQUITY FUND

Regression to the mean drove global markets lower in 2000, in conjunction with plunging earning estimates and the slowdown in the US economy. During the first six months we significantly reduced our exposure to technology stocks, whose valuations at the end of 1999 no longer provided a margin of safety. However, we did not escape the global selloff in these issues, which were dumped by investors regardless of their individual merits. The portfolio suffered from negative performance in such sectors as information technology, consumer electronics, telecom, semiconductors and media. Our positions in defensive sectors like consumer staples, pharmaceuticals, industrials and insurance stocks performed well, somewhat offsetting the portfolio's decline.

Now that the global tech bubble has deflated and market multiples have contracted, for the sanity of all investors, what's next? Let's start by reminding ourselves that, even before last year's multiple contraction, valuations in European equity markets had not been particularly stretched (except for the Frankfurt-based New Market, in which we did not invest). For the past 30 years European stocks have traded at a price to cash earnings discount to their US counterparts. And that's not because growth was worse in Europe -

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

the growth rate of European firms throughout the period actually exceeded that of US firms by a margin of 35 basis points. Underlying this disparity in market valuation was Europe's lack of a broad shareholder base and lack of accounting transparency in the `70s and `80s.

European stocks today are about 20% cheaper than in the US and growth rates are about 35% higher. European CEOs have made great strides in creating shareholder value, as reflected in the rising returns on equity and returns on assets over the last five years of such firms as Allianz, Societe Generale, AstraZeneca, Assa Abloy and Unilever. The ongoing privatization process has put pressure on European firms to focus on core activities and produce better returns, and has accelerated the de-institutionalization of European equity markets. This in turn has prompted a frenzy of merger and acquisition activity (e.g., UK oil producer Lasmo, which we bought last July, was recently acquired by Amerada Hess). Also, the adoption of international accounting standards, similar to US GAAP, has resulted in greater accountability and improved visibility, thereby raising investor confidence. These secular changes will, over time, drive a significant revaluation of many European corporations.

Shareholder value creation has made far fewer inroads in Japan, which remains mired in its worst period of growth since 1945. Although it's growing at a faster pace than a year ago, Japan's economy is no better off than it was in 1990. In a reversal of its 1999 performance, the Nikkei Index was last year's biggest loser, declining 34.3%. The distortions in the Japanese economy are still being worked out.

Corporate debt levels, which were running sky high in 1990, have been to a large extent transferred to bank balance sheets and the national debt. Again this year we shunned the banking sector, which has been unable to generate returns on equity in excess of 4%-5%. The rebuilding of corporate balance sheets will continue to be a painfully slow process.

Despite severe structural problems in Japan's domestic economy, we've consistently been able to benefit from unique growth opportunities in several companies that have generated strong recurring profits over the last five years (Rohm, Murata, Hoya). We purchased these companies at significant discounts to their intrinsic worth and have seen their stocks go through an extraordinary multiple expansions over the last 2-3 years. During the second half, we further reduced our weighting in Japan to about 16%, vs. 23% for the EAFE Index.

Technology/telecom
The slowdown in global IT spending makes it difficult to forecast a re-rating in the sector until Q2 of next year. The lesson from the year 2000 is that you shouldn't value stocks on a relative basis. We don't. We value tech firms in the same manner as all the companies in our investable universe, by performing a discounted cash flow calculation. Our tech holdings have a high level of visibility, low cyclicality, strong financials, and a consistent track record. These are requirements for all of our investments, whatever their business. In line with our investment discipline, we've avoided startups (due to the lack of a track record and high valuations) and stayed away from most firms focusing solely on hardware or software. The exception is Dassault Systems, due to its dominance in CAD-CAM. Its 3-dimensional CATIA software is in use by most industrial firms worldwide, making it the uncontested market leader. The stock gained 20% in 2000.

We remain underweight the telecom sector, which remains under pressure due to stock overhang. Our largest holding is Vodafone, the uncontested market leader in mobile phones. With a subscriber base of more than 160 million, for a 30% global market share, Vodafone benefits from huge economies of scale, and its competitive pricing translates into low churn rates. Operating cash flow is robust and growing at over 25%. CEO Chris Gent has made good on his promises to shareholders. Asset disposal following its takeover of the German telecom group Mannesmann has been very fast; the sale of Mannesmann's fixed-line business in Germany will give it net cash of $1 billion by March 2001. This will allow it to continue to acquire high-quality assets at depressed prices. Operating margins of 27% are lower than at Telecom Italia Mobile, but are among the best in the industry.

Our second-largest telecom holding is NTT DoCoMo, Japan's No. 1 cell phone operator with a 42% market share. Operating profits should sustain growth rates of over 20%, and revenue from its mobile internet I-mode will continue to grow at 75% a year. Cash flow growth is increasing at a double-digit rate. The only risk lies in its overseas strategy, but we have a high level of confidence in its record of returning extraordinary results to shareholders. We estimate that NTT DoCoMo is trading at a 15% discount to intrinsic worth.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

In the service sector we own firms like the UK's Logica and CMG, both global IT consultancies with proven records of stable, consistent revenue and earnings growth. They have consistently generated a lot of free cash, their working capital requirements are negligible and their R&D costs are low. Both companies have a high client retention rate, boasting relationships of more than 10 years with their core customers.

One major risk to the tech sector is the huge number of placements coming to the market this year. In the telecom sector alone, which is worth $750 billion in market cap, $150 billion of new paper will be issued. The markets may still be discounting that supply/demand imbalance so it's important to be selective. We invest only in high-quality tech stocks to which we can attach a valuation on a discounted cash flow basis, ideally with a 10-year time horizon.

Currencies
Short-term, the dollar has lost momentum due to the US economic slowdown, the fall in oil prices, the large US current account deficit, and rising business confidence in Europe. In the fourth quarter we completely unhedged our exposure against the euro, Swiss franc and pound sterling and initiated a hedge of close to 20% against the yen. The good news about a weaker yen is that it could translate into higher earnings for Japanese exporters. The value added by our hedges over the last 12 months was not enough to offset the 6% year-over-year depreciation of the euro against the dollar.

Outlook
We believe that international equity valuations are far from being stretched, especially after factoring in the lower cost of capital for the companies in our investable universe. Central bankers have been preemptive in curbing inflation risk throughout 2000, and risk-free rates are at an historic low. Yield spreads between high-quality bonds and lower-rated issues are as high as in 1990. With US and European 10-year bond yields converging to about 5% at year end, fixed income markets seem to have discounted a gloomy economic environment. Historically, such low yields have provided a solid cushion to equity markets. The equity risk premium stands at 6%, 30% lower than the historical norm.

Technological innovation will continue to force firms to operate more efficiently and increase productivity. Earnings expectations, even after downward revisions, are on average 14% for Europe and 19% for Japan. Stronger than average growth rates should support the multiple expansion of our core holdings in 2001. Our portfolio trades at a 23X price to earnings ratio with an expected growth rate of 21%, significantly higher than that of the benchmark. On a discounted cash flow basis our portfolio trades on a weighted average at an estimated 8% discount to intrinsic worth.

Independence Capital Management, Inc.
Investment Adviser
Vontobel USA, Inc.
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
          International Equity Fund and MCSI Europe Australia Far East
                                  (EAFE) Index

                                Intl Equity Fund


Average Annual Returns

                 1 Year      5 Years      10 Years      Since Inc
Penn Series      -18.67%      12.70%         N/A          13.09%
MSCI EAFE        -13.96%       7.19%         N/A          10.62%


            Penn Series       MSCI EAFE
 11/2/92      $10,000          $10,000
12/31/92      $10,200          $10,140
12/31/93      $14,090          $13,446
12/31/94      $13,201          $14,491
  3/1/95
12/31/95      $15,023          $16,114
12/31/96      $17,557          $17,087
  5/1/97
12/31/97      $19,385          $17,391
12/31/98      $23,039          $20,869
12/31/99      $33,586          $26,496
  5/1/00
 6/30/00
 7/31/00
 8/31/00
 9/30/00
10/31/00
11/30/00
12/31/00      $27,315          $22,797


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or les when redeemed than when purchased. Assumes reinvestment of all dividends.

SMALL CAP VALUE FUND

Penn Series Funds, Inc. Small-Cap Value Fund got off to a solid start in its opening performance period under Royce & Associates' wing, which began on 5/1/00. From 5/1/00, the date Royce & Associates assumed investment management responsibility, through 12/31/00, the Fund's cumulative return was 9.1%, ahead of the Russell 2000, which was down 3.6% for the same period. The Fund lagged the Russell 2000 Value index, however, which was up 17.6% for the same period.

The Fund had limited exposure to interest-rate sensitive stocks, such as financials and utilities, which enjoyed high returns in the second half. The insurance and banking stocks that the Fund did hold were among its top performers for the since inception period. Another strong-performing sector was Industrial Services, especially companies involved in commercial services and transportation. Increasing prices boosted energy stocks in the Natural Resources

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

sector, yet, like insurance and banking stocks, they were relatively under-weighted in the Fund's portfolio. Much of the Fund's difficulties later in the year can be attributed to holdings in the Technology sector. After a fast start, the prices of many of the portfolio's Tech holdings declined precipitously in the second half, which reflected the problems that Tech stocks had in the overall market.

In the current market environment, returns have been lower, indexing no longer seems to guarantees high (or even positive) returns, risk plays a major role in the form of increased volatility and small-cap value has been a leader. This climate may disappoint some investors, but we feel perfectly at home. Last year's market reminded many investors of the need for consistency and discipline, two previously out of favor investment attributes that we hold in high regard. In the small- and micro-cap sectors, there remain plenty of well-run, undervalued companies. We believe that a long-term value approach can be successful in the current climate and for the market marathon that lies ahead.

Independence Capital Management, Inc.
Investment Adviser
Royce & Associates, Inc.
Invesment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
               Small Cap Value Fund and Russell 2000 Value Index


Average Annual Returns

                        1 Year      5 Years      10 Years      Since Inc
Penn Series             13.73%        8.47%         N/A           9.44%
Russell 2000 Value      22.83%       12.60%         N/A          14.51%


            Penn Series       Russell 2000 Value

  3/1/87
12/31/87
12/31/88
12/31/89
12/31/90
12/31/91
 11/1/92
 11/2/92
12/31/92
12/31/93
12/31/94
  3/1/95      $10,000               $10,000
12/31/95      $11,276               $12,185
12/31/96      $13,504               $14,789
  5/1/97
12/31/97      $16,613               $19,489
12/31/98      $15,091               $18,232
12/31/99      $14,891               $17,960
  5/1/00
 6/30/00
 7/31/00
 8/31/00
 9/30/00
10/31/00
11/30/00
12/31/00      $16,936               $22,060


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or les when redeemed than when purchased. Assumes reinvestment of all dividends.

EMERGING GROWTH FUND

We concluded a long, challenging year for the Penn Series Emerging Growth portfolio with a small rally in December that ended an otherwise dismal fourth quarter for small, fast growing companies. In the fourth quarter, the portfolio declined 27.12% versus a 20.20% decline in the Russell 2000 Growth benchmark.

Fourth quarter results pulled our calendar year results down as well: the portfolio declined 28.54% net of fees against a full year decline of 22.43% in the benchmark. With the Russell 2000 Growth down over 22% and the NASDAQ down over 39%, 2000 proved to be a very tough year for small growth investors. The Russell 2000 Growth had not endured three consecutive negative quarters since 1983. The benchmarks' decline of 22.34% represents the steepest calendar year decline since the benchmark's inception in 1979.

While we are not pleased with our performance, we try to keep the year in perspective. We underperformed the benchmark this year by 6.12%. We look back at 1998 when we were up over 35%, outperforming the benchmark by 34%. And of course in 1999, we outperformed the Russell 2000 Growth by a whopping 142%. The point to make is that we accomplished our goal in very contrasting market environments. We added significant alpha in years where small, fast growing stocks advanced and, in environments where these stocks fell out of favor, like 2000, we stayed pretty close to the benchmark, careful not to give up too much of our investor's capital.

The Penn Series Emerging Growth portfolio is more "conservatively" positioned than it has been in the recent past. We closed the year with a technology weighting of 29.1% against a benchmark weighting of 21.9%. Technology has not constituted less than 40% of the portfolio since 1998, and it constituted upwards of 65% in late 1999. Within our technology weighting in the fourth quarter, we have owned more software than hardware. In fact we have favored software over hardware for most of 2000. While that strategy hurt us somewhat in the first half of the year, it has helped the portfolio later in the year as many segments of hardware have fallen more sharply than much of the software segment. That said, software did not add to returns.

NetIQ Corporation was a software bright spot. The company signed a licensing agreement with Microsoft that is expected to add approximately $175 million in revenue to NetIQ over the next 2-3 years. The position was among our largest holdings in the second half and contributed positive returns to fourth quarter results.

The Penn Series portfolio remains overweighted in health care as we closed 2000. Overall, these positions significantly helped fourth quarter performance. The

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

bulk of the performance came from health care service providers like Community Health Systems. Seeking more visibility of earnings, investors continued to bid up many service providers throughout the fourth quarter. Conversely, investors sold off biotech stocks in the quarter, as measured by a 13% decline in the Chase/H&Q biotech index. Threats of an economic slowdown tend to weaken biotech stocks, most of which have modest to little cash flow and earnings. Abgenix, Inc. and Medarex detracted from recent performance, but were significant positive contributors to performance for the full year in 2000. We still like the business models and execution strategy of these companies, but expect they will endure more volatility until investors get a better sense about the economy.

Looking back on 2000, we endured a very difficult year that was characterized by unprecedented volatility and some of the largest absolute declines in our market segment ever. Certainly the year confirmed that we operate in a very volatile area that can go both up and down with alarming speed. While disappointed with our absolute results, we feel like we came though the year OK. Technology valuations have come down significantly from 1999 highs and, at roughly 30%-40% premiums to the broad small cap market, are closer to their historic norm. We are looking for companies that can perform in this uncertain economic environment, and companies that are positioned to leverage opportunities in fast growth emerging subsectors. We believe our healthcare services can continue to produce solid returns. We see some interesting opportunities in wireless equipment and wireless related software. We remain very positive on a broad number of Internet related software companies. And finally, we are intrigued by several Internet "systems integrators" that have fallen so far that they now trade at value-like multiples.

We want to thank you for your patience, and hope we continue to educate you about our investment process and this exciting segment of the market.


Independence Capital Management, Inc.
Investment Adviser
RS Investment Management, Inc.
Investment Sub-Adviser

       Comparison of Change in Value of $10,000 Investment in Penn Series
               Emerging Growth Fund and Russell 2000 Growth Index


                Emerging Growth Fund


Average Annual Returns

                         1 Year      5 Years      10 Years      Since Inc
Penn Series             -28.54%        N/A           N/A          44.37%
Russell 2000 Growth     -22.43%        N/A           N/A          10.33%


            Penn Series       Russell 2000 Growth
  3/1/87
12/31/87
12/31/88
12/31/89
12/31/90
12/31/91
 11/1/92
 11/2/92
12/31/92
12/31/93
12/31/94
  3/1/95
12/31/95
12/31/96
  5/1/97      $10,000               $10,000
12/31/97      $13,922               $12,766
12/31/98      $18,892               $12,923
12/31/99      $53,848               $18,492
  5/1/00
 6/30/00
 7/31/00
 8/31/00
 9/30/00
10/31/00
11/30/00
12/31/00      $38,480               $14,344


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or les when redeemed than when purchased. Assumes reinvestment of all dividends.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000
THE MONEY MARKET FUND

                                                Par               Value
                                                000)              (000)
-------------------------------------------------------------------------
COMMERCIAL PAPER--25.4%
-------------------------------------------------------------------------
AEP Credit, Inc.
    6.600%, 01/05/01                            4,500             $ 4,497
Boecap, Inc.
    6.500%, 01/05/01                            3,750               3,747
Constellation Energy
    6.900%, 01/09/01                            2,500               2,496
General Electric Capital Corp.
    6.600%, 01/09/01                              240                 240
Kimberly-Clark
    6.460%, 01/18/01                            2,000               1,994
National Fuel Gas
    6.620%, 02/01/01                            4,500               4,474
New York, New York
    6.650%, 01/10/01                              600                 600
    6.650%, 01/10/01                            1,000               1,000
    6.650%, 01/10/01                              830                 830
    6.650%, 02/06/01                            1,535               1,535
Sherwin Williams
    6.530%, 01/10/01                            2,500               2,496
                                                                 --------
TOTAL COMMERCIAL PAPER
   (Cost $23,909)                                                  23,909
                                                                 --------

-------------------------------------------------------------------------
CORPORATE BONDS--33.7%
-------------------------------------------------------------------------
ALCOA, Inc.
    5.750%, 02/01/01                            2,971               2,968
American Express Credit Corp.
    6.750%, 06/01/01                              435                 435
    8.500%, 08/15/01                              525                 530
Associates Corp.
    5.875%, 05/16/01                            1,000                 997
    6.625%, 05/15/01                              525                 524
    6.700%, 05/29/01                            1,510               1,509
AT&T Capital Corp.
    6.875%, 01/16/01                              500                 500
Baltimore Gas & Electric
    8.375%, 08/15/01                              100                 101
Bank of America Corp.
    6.750%, 02/26/01                              256                 256
    5.750%, 03/15/01                            3,608               3,600
    6.650%, 05/01/01                              300                 300
    6.625%, 05/30/01                              175                 175
Bell Telephone Co.
    4.750%, 05/01/01                              200                 199
Chase Manhattan Corp.
    5.500%, 02/15/01                            1,833               1,830
Chrysler Financial Co., LLC
    5.875%, 02/07/01                              915                 914
    6.090%, 04/06/01                              100                 100
Citicorp
    5.625%, 02/15/01                              370                 369
Citifinancial
    5.550%, 02/15/01                              265                 265
Consolidated Edison, Inc.
    6.500%, 02/01/01                              105                 105

                                                 Par                 Value
                                                (000)                (000)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Duke Power Co.
    5.875%, 06/01/01                               25                   $ 25
Exxon Mobil Corp.
    8.375%, 02/12/01                              100                    100
Ford Capital BV
    9.375%, 05/15/01                              303                    306
Ford Motor Credit Corp.
    5.750%, 01/25/01                            1,779                  1,778
    7.000%, 09/25/01                              381                    382
    5.125%, 10/15/01                              750                    740
General Electric Capital Corp.
    8.375%, 03/01/01                            1,372                  1,376
General Motors Acceptance Corp.
    5.625%, 02/15/01                            1,595                  1,592
GTE California, Inc.
    5.625%, 02/01/01                            1,643                  1,641
GTE Northwest, Inc.
    7.375%, 05/01/01                              450                    450
Household Finance Corp.
    6.450%, 03/15/01                            2,252                  2,250
Kimberly-Clark Corp.
    8.625%, 05/01/01                            1,091                  1,097
Lehman Brothers, Inc.
    6.125%, 02/01/01                              100                    100
Merrill Lynch & Co., Inc.
    6.000%, 01/15/01                              284                    284
    6.000%, 03/01/01                            1,720                  1,717
New England Telephone & Telegraph
    8.625%, 08/01/01                              500                    505
Procter & Gamble
    8.700%, 08/01/01                              150                    151
Rockwell International
    8.375%, 02/15/01                              750                    751
Salomon Smith Barney Holdings, Inc.
    5.875%, 02/01/01                              150                    150
Wal-Mart Stores
    6.150%, 08/10/01                              662                    659
                                                                    --------
TOTAL CORPORATE BONDS
   (Cost $31,731)                                                     31,731
                                                                    --------

-----------------------------------------------------------------------------
AGENCY OBLIGATIONS--0.9%
-----------------------------------------------------------------------------
Federal Home Loan Bank
    5.530%, 03/22/01                              250                    249
    5.570%, 03/29/01                              250                    249
    5.100%, 05/18/01                              300                    298
                                                                    --------
TOTAL AGENCY OBLIGATONS
  (Cost $796)                                                            796
                                                                    --------

-----------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES**--15.7%
-----------------------------------------------------------------------------
Alabama State Industrial Development Authority
    7.100%, 01/04/01                              950                    950
Avalon Hotel Associates
    7.085%, 01/04/01                              435                    435

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Continued)
THE MONEY MARKET FUND

                                                         Par              Value
                                                        (000)             (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Barton Healthcare, LLC
    6.800%, 01/03/01                                      400              $ 400
Berks County, PA, Industrial Development Authority
    7.713%, 01/03/01                                      455                455
Bloomfield, NM
    6.800%, 01/03/01                                      600                600
Columbia County, GA, Development Authority
    6.700%, 01/03/01                                    1,600              1,600
Community Health Systems, Inc.
    6.900%, 01/03/01                                      535                535
    6.900%, 01/03/01                                    1,090              1,090
Durham, NC, Certificates of Participation
    6.850%, 01/03/01                                      500                500
Espanola, NM
    6.800%, 01/03/01                                      600                600
Fairview Hospital & Healthcare  Services
    6.750%, 01/04/01                                      500                500
GMG Warehouse, LLC
    6.800%, 01/03/01                                    1,000              1,000
Health Insurance Plan of Greater NY
    6.850%, 01/03/01                                      400                400
Illinois Development Finance Authority
    6.800%, 01/03/01                                      600                600
Liliha Parking  LP
    6.900%, 01/03/01                                    2,060              2,060
Montgomery County, PA, Industrial Development
    Authority
    7.130%, 01/03/01                                    1,055              1,055
Silver City, NM
    6.800%, 01/03/01                                      600                600
St. Francis Healthcare Foundation
    6.900%, 01/03/01                                    1,375              1,375
                                                                         -------
TOTAL VARIABLE RATE DEMAND NOTES
   (Cost $14,755)                                                         14,755
                                                                         -------

--------------------------------------------------------------------------------
MEDIUM TERM NOTES--17.2%
--------------------------------------------------------------------------------
Associates Corp. NA
    7.550%, 08/23/01                                      100                100
Bank of America Corp.
   5.700%, 02/09/01                                       336                335
   5.700%, 02/12/01                                       300                299
Beneficial Corp.
    6.600%, 06/22/01                                      100                100
Boeing Capital Corp.
    5.560%, 02/05/01                                      725                724
    6.350%, 07/26/01                                       35                 35
Chrysler Financial Co.
    5.900%, 01/26/01                                      100                100
CIT Group Holdings
    5.625%, 02/02/01                                      150                150
Citicorp
    5.700%, 01/25/01                                      200                200

                                                     Par                 Value
                                                    (000)                (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Ford Motor Credit Co.
    5.760%, 01/24/01                                  250                 $ 249
    6.360%, 01/30/01                                  100                   100
    5.760%, 02/12/01                                   20                    20
    6.000%, 02/27/01                                  135                   135
    6.040%, 02/28/01                                  400                   400
    6.290%, 03/05/01                                  100                   100
    6.570%, 03/19/01                                  175                   175
    6.550%, 03/29/01                                  195                   195
General Electric Capital Corp.
    5.190%, 01/16/01                                  575                   575
    5.500%, 01/16/01                                  500                   500
General Motors Acceptance Corp.
    6.150%, 01/16/01                                  700                   700
    6.200%, 01/16/01                                  540                   540
    6.600%, 01/17/01                                  465                   465
    5.800%, 02/23/01                                  200                   200
    6.800%, 04/17/01                                  100                   100
    6.850%, 04/17/01                                  350                   350
    5.350%, 05/04/01                                  400                   398
Household Finance Corp.
    5.750%, 02/22/01                                  230                   229
    6.490%, 04/09/01                                  200                   200
IBM Corp.
    5.125%, 02/12/00                                  500                   499
IBM Credit Corp.
    5.050%, 01/22/01                                  150                   150
    6.640%, 10/29/01                                  100                   100
International Lease Finance Corp.
    6.660%, 08/07/01                                  100                   100
    5.550%, 10/01/01                                  200                   198
Lehman Brothers Holdings
    6.000%, 02/26/01                                  125                   125
Merrill Lynch & Co.
    6.500%, 02/15/01                                  100                   100
    6.050%, 03/06/01                                  122                   122
    5.930%, 03/23/01                                1,100                 1,098
    6.020%, 05/11/01                                  250                   249
    5.870%, 11/15/01                                  175                   173
Morgan Stanley Dean Witter
    5.250%, 02/08/01                                  710                   709
    5.980%, 02/12/01                                  250                   250
    5.750%, 02/15/01                                1,144                 1,142
    6.500%, 03/30/01                                  125                   125
    6.700%, 05/01/01                                  635                   634
Wells Fargo & Co.
    5.625%, 02/05/01                                1,600                 1,598
    6.200%, 02/15/01                                  450                   449
    6.875%, 05/10/01                                  325                   324
    8.150%, 11/01/01                                  345                   349
                                                                        -------
TOTAL MEDIUM TERM NOTES
  (Cost $16,168)                                                         16,168
                                                                        -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Concluded)
THE MONEY MARKET FUND

                                                       Number            Value
                                                     of Shares           (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.3%
-------------------------------------------------------------------------------
Janus Money Market Fund, Inc.                        2,445,541          $ 2,446
Provident Institutional Funds - TempFund             4,381,174            4,381
                                                                       --------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $6,827)                                                           6,827
                                                                       --------

TOTAL INVESTMENTS--100.2%
   (Cost $94,186) (a)                                                    94,186

LIABILITIES IN EXCESS
    OF OTHER ASSETS--(0.2%)                                                (141)
                                                                       --------

NET ASSETS APPLICABLE TO 94,051,920
  SHARES OF COMMON STOCK ISSUED
     ISSUED AND OUTSTANDING--100.0%                                      94,045
                                                                       ========

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                                           $1.00
                                                                       ========

------------------------------------------
(a)  Cost for Federal income tax purposes.
** The rate shown is the rate as of December 31, 2000, and the maturity is the next interest readjustment date.


                                       Percentage of Portfolio
    Maturity       Amount              --------------------------------------
    Schedule      Par (000)                                      (Cumulative)
-----------------------------------------------------------------------------
  1 - 7 days       $29,832                   31.6%                   31.6%
  8 - 14 days        7,670                    8.1%                   39.7%
 15 - 30 days        8,143                    8.7%                   48.4%
 31 - 60 days       27,555                   29.2%                   77.6%
 61 - 90 days        8,177                    8.7%                   86.3%
 91 - 120 days         750                    0.8%                   87.1%
121 - 150 days       7,464                    7.9%                   95.0%
 over 150 days       4,683                    5.0%                  100.0%
                   -------                  ------
                   $94,274                  100.0%

Average Weighted Maturity -- 48 days

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000
THE QUALITY BOND FUND

                                                    Par               Value
                                                   (000)              (000)
-----------------------------------------------------------------------------
CORPORATE BONDS--20.4%
-----------------------------------------------------------------------------
Canadian Government Agency--2.1%
Hydro-Quebec
       8.400%,  01/15/22                             420         $        483
       8.050%,  07/07/24                           1,365                1,554
                                                                 ------------
                                                                        2,037
                                                                 ------------
Electrical Power--4.8%
Southern Energy Mid-Atlantic
       9.125%, 06/30/17                            4,500                4,621
                                                                 ------------
Financial Services--5.3%
Verizon Global Funding Corp.
        7.250%, 12/01/10                           5,000                5,086
                                                                 ------------
Telephone--5.2%
Worldcom, Inc.
        7.375%, 01/15/06                           5,000                4,982
                                                                 ------------
Transportation--3.0%
CSX Corp.
        7.050%, 05/01/02                           2,810                2,825
                                                                 ------------
TOTAL CORPORATE BONDS

  (Cost $19,081)                                                       19,551
                                                                 ------------

------------------------------------------------------------------------------
MEDIUM TERM NOTES--1.1%
------------------------------------------------------------------------------
Associates Corp. N.A.
       7.750%, 02/15/05                            1,000                1,056
                                                                 ------------
TOTAL MEDIUM TERM NOTES
  (Cost $1,005)                                                         1,056
                                                                 ------------

------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--25.4%
------------------------------------------------------------------------------
U.S. Treasury Bonds--9.3%
       7.250%, 05/15/16                            3,730                4,392
       5.250%, 11/15/28                              150                  144
       6.125%, 08/15/29                            4,050                4,412
                                                                 ------------
                                                                        8,948
                                                                 ------------
U.S. Treasury Notes--9.3%
       6.750%, 05/15/05                            4,000                4,259
       5.750%, 11/15/05                               75                   77
       5.750%, 08/15/10                            4,400                4,613
                                                                 ------------
                                                                        8,949
                                                                 ------------
U.S. Treasury Notes Inflation Index--6.8%
       3.625%, 07/15/02                            6,000                6,531
                                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $23,911)                                                       24,428
                                                                 ------------

-----------------------------------------------------------------------------
AGENCY OBLIGATIONS--50.3%
-----------------------------------------------------------------------------
Federal National Mortgage Association--30.5%
       6.825%, 09/01/07                            2,615                2,674
       6.620%, 11/01/07                            1,856                1,904
       6.500%, 01/01/31                            9,900                9,745
       7.000%, 01/01/31                           15,000               14,995
                                                                 ------------
                                                                       29,318
                                                                 ------------

                                                        Par              Value
                                                       (000)             (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation--0.4%
       5.500%, 01/02/01                                 400          $      400
                                                                     ----------
Government National Mortgage Association--19.4%
       9.000%, 10/15/30                               1,474               1,531
       9.000%, 10/15/30                               1,917               1,992
       9.000%, 10/15/30                               2,412               2,506
       9.000%, 11/15/30                               1,908               1,983
       9.000%, 11/15/30                               2,249               2,337
       9.000%, 11/15/30                               2,344               2,435
       9.000%, 11/15/30                               1,125               1,168
       9.000%, 11/15/30                               4,476               4,650
                                                                     ----------
                                                                         18,602
                                                                     ----------
TOTAL AGENCY OBLIGATIONS
  (Cost $47,941)                                                         48,320
                                                                     ----------

-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--0.9%
-------------------------------------------------------------------------------
Morgan Stanley Capital I
       6.950%, 12/12/05
(Cost $853)                                             891                 912
                                                                     ----------

-------------------------------------------------------------------------------
ASSET BACKED SECURITIES--23.0%
-------------------------------------------------------------------------------
Chase Credit Card Master Trust
       6.780%, 08/15/05                               3,500               3,507
Discover Card Master Trust I
       6.740%, 09/16/05                               4,500               4,505
First USA Credit Card Master Trust
       6.699%, 01/18/06                               2,500               2,501
Fleet Credit Card Master Trust II
       6.750%, 07/15/05                               3,550               3,557
Illinois Power Special Purpose Trust
       5.380%, 06/25/07                               4,500               4,406
MBNA Master Credit Card Trust I
       6.790%, 10/15/05                               1,500               1,504
Railcar Leasing L.L.C.
       7.125%, 01/15/13                               2,000               2,087
                                                                     ----------
TOTAL ASSET BACKED SECURITIES
  (Cost $21,789)                                                         22,067
                                                                     ----------

                                                  Number                  Value
                                                 of Shares                (000)

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--10.6%
-------------------------------------------------------------------------------
Janus Money Market Fund                           5,097,061               5,097
Provident Institutional Funds - TempFund          5,124,892               5,125
                                                                     ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $10,222)                                                         10,222
                                                                     ----------
TOTAL INVESTMENTS--131.7%
  (Cost $124,802) (a)                                                   126,556

PAYABLE FOR SECURITIES
  PURCHASED --(25.7%)                                                   (24,687)

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Concluded)
THE QUALITY BOND FUND

                                                                     Value
                                                                     (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
DIVIDEND PAYABLE--(6.9%)                                              (6,606)

OTHER ASSETS IN EXCESS
 OF LIABLILITIES--0.9%                                                   810
                                                                    --------

NET ASSETS APPLICABLE TO 9,303,248
  SHARES OF COMMON STOCK ISSUED
  AND OUTSTANDING -- 100.0%                                         $ 96,073
                                                                    ========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                        $  10.33
                                                                    ========

-----------------------------------
(a) At December 31, 2000, the cost for Federal income tax purposes was $124,844,967 Net unrealized appreciation was $1,711,304. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,763,077 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $51,773.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000
THE HIGH YIELD  BOND FUND

                                                         Par           Value
                                                        (000)          (000)
--------------------------------------------------------------------------------
CORPORATE BONDS--92.9%
--------------------------------------------------------------------------------
Aerospace & Defense--1.4%
Anteon Corp.
  12.000%, 05/15/09                                       200       $      177
BE Aerospace
  8.000%, 03/01/08                                        125              117
Dyncorp, Inc.
  9.500%, 03/01/07                                        275              224
L-3 Communications Corp.
  10.375%, 05/01/07                                       200              207
                                                                    ----------
                                                                           725
                                                                    ----------
Automobiles & Related--2.1%
Advance Stores Co., Inc.
  10.250%, 04/15/08                                       250              186
Aftermarket Technology Corp.
  12.000%, 08/01/04                                       175              167
Hayes Lemmerz International, Inc.
  8.250%, 12/15/08                                        200              131
Hayes Wheels International, Inc.
  11.000%, 07/15/06                                        75               57
Lear Corp.
  7.960%, 05/15/05                                        125              119
  8.110%, 05/15/09                                        125              114
MSX International, Inc.
  11.375%, 01/15/08                                       200              177
Venture Holdings Trust
  9.500%, 07/01/05                                        350              107
                                                                    ----------
                                                                         1,058
                                                                    ----------
Broadcast/Media--1.7%
ACME Television/Finance Corp.
  10.875%, 09/30/04                                       250              217
Chancellor Media Corp.
  8.750%, 06/15/07                                        150              152
Radio Unica Corp.
  17.093%**, 08/01/06                                     425              278
Sinclair Broadcast Group
  10.000%, 09/30/05                                       200              194
                                                                    ----------
                                                                           841
                                                                    ----------
Building Products--3.5%
American Builders & Contractors
  Supply Co., Inc.
  10.625%, 05/15/07                                       325              265
Associated Materials, Inc.
  9.250%, 03/01/08                                        600              573
ISG Resources, Inc.
  10.000%, 04/15/08                                       500              152
Lennar Corp.
  9.950%, 05/01/10                                        600              619
Nortek, Inc.
  9.875%, 03/01/04                                        200              187
                                                                    ----------
                                                                         1,796
                                                                    ----------
Cable Operators--6.5%
Callahan Nordrhein West
  14.000%, 07/15/10                                       300              265
Charter Communications Holdings L.L.C.
  12.543%**, 04/01/11                                     400              237
Coaxial Communications, Inc.
  10.000%, 08/15/06                                       300              286
Coaxial L.L.C.
  12.552%**, 08/15/08                                     150              110
Frontiervision Holdings L.P.
  13.673%**, 09/15/07                                     300              253
  13.673%**, 09/15/07                                     400              338

                                                      Par              Value
                                                     (000)             (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Cabletel, Inc.
  14.812%**, 02/01/06                                 300           $      262
Northland Cable Television
  10.250%, 11/15/07                                   250                  166
NTL Communications Corp.
  11.875%, 10/01/10                                   300                  268
Telewest Communication PLC
  11.000%, 10/01/07                                   200                  180
  9.875%, 02/01/10                                    250                  219
United International Holdings
  21.745%**, 02/15/08                               1,125                  489
United Pan-Europe Communications NV
  10.875%, 08/01/09                                   100                   65
  22.349%**, 02/01/10                                 650                  205
                                                                    ----------
                                                                         3,343
                                                                    ----------
Containers--0.9%
BWAY Corp.
  10.250%, 04/15/07                                   500                  452
                                                                    ----------
Electronic Components--3.9%
Amkor Technologies, Inc.
  9.250%, 05/01/06                                    300                  288
  10.500%, 05/01/09                                   300                  288
Asat Finance L.L.C.
  12.500%, 11/01/06                                   406                  378
Chippac International Ltd.
  12.750%, 08/01/09                                    75                   65
Fairchild Semiconductor Corp.
  10.375%, 10/01/07                                   200                  187
Flextronics International Ltd.
  9.875%, 07/01/10                                    500                  492
Intersil Corp.
  13.250%, 08/15/09                                    32                   37
SCG Holdings & Semiconductor Corp.
  12.000%, 08/01/09                                   230                  197
Viasystems, Inc.
  9.750%, 06/01/07                                    100                   79
                                                                    ----------
                                                                         2,011
                                                                    ----------
Energy Services--9.1%
AES Corp.
  8.500%, 11/01/07                                    250                  242
  9.500%, 06/01/09                                    250                  260
Amerigas Partners L.P.
  10.125%, 04/15/07                                   400                  402
Canadian Forest Oil Ltd.
  8.750%, 09/15/07                                    300                  294
CMS Energy Corp.
  9.875%, 10/15/07                                    400                  420
Compagnie Genera de Geophysique
  10.625%, 11/15/07                                   200                  206
Comstock Resources, Inc.
  11.250%, 05/01/07                                   300                  314
Energy Corp. of America
  9.500%, 05/15/07                                    250                  201
Eott Energy Partners
  11.000%, 10/01/09                                   100                  104
Forest Oil Corp.
  10.500%, 01/15/06                                   200                  208
Frontier Oil Corp.
  11.750%, 11/15/09                                    50                   50
Nuevo Energy Co.
  9.500%, 06/01/08                                    250                  252

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Continued)
THE HIGH YIELD  BOND FUND

                                                       Par            Value
                                                      (000)           (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Orion Power Holdings, Inc.
  12.000%, 05/01/10                                     300         $      327
Plains Resources, Inc.
  10.250%, 03/15/06                                     300                300
Pride Petroleum Services, Inc.
  9.375%, 05/01/07                                      425                440
Swift Energy Co.
  10.250%, 08/01/09                                     300                309
YPF Sociedad Anonima
  10.000%, 11/02/28                                     300                310
                                                                    ----------
                                                                         4,639
                                                                    ----------
Entertainment & Leisure--1.7%
Cinemark USA, Inc.
  8.500%, 08/01/08                                      125                 82
Premier Parks, Inc.
  12.421%**, 04/01/08                                   850                591
Yankeenets L.L.C.
  12.750%, 03/01/07                                     200                196
                                                                    ----------
                                                                           869
                                                                    ----------
Finance--1.5%
Euronet Services, Inc. @                                500                 98
  29.217%**, 07/01/06
Lodgian Finance Corp.                                   200                187
  12.250%, 07/15/09
RBF Finance Co.                                         400                466
  11.000%, 03/15/06
                                                                    ----------
                                                                           751
                                                                    ----------
Food/Tobacco--2.9%
B&G Foods, Inc.
  9.625%, 08/01/07                                      600                393
Cott Corp.
  9.375%, 07/01/05                                      375                377
  8.500%, 05/01/07                                      125                121
Doane Pet Care Co.
  9.750%, 05/15/07                                      350                266
Luigino's, Inc.
  10.000%, 02/01/06                                     150                119
New World Pasta Co.
  9.250%, 02/15/09                                      500                212
                                                                    ----------
                                                                         1,488
                                                                    ----------
Healthcare Services--4.5%
Bio Rad Labs
  11.625%, 02/15/07                                     400                414
Dade International, Inc.
  11.125%, 05/01/06                                     100                 22
Fresenius Medical Capital Trust II
  7.875%, 02/01/08                                      100                 91
Iasis Healthcare Corp.
  13.000%, 10/15/09                                     300                276
Lifepoint Hospitals Holdings, Inc.
  10.750%, 05/15/09                                     200                217
Mariner Post-Accute Network, Inc. #
  126.151%**, 11/01/07                                  650                 10
Quest Diagnostic, Inc.
  10.750%, 12/15/06                                     350                369
Tenet Healthcare Corp.
  8.000%, 01/15/05                                      300                305
Total Renal Care Holdings
  5.625%, 07/15/06                                      250                212
  7.000%, 05/15/09                                       52                 43
Triad Hospital Holdings, Inc.
  11.000%, 05/15/09                                     300                319
                                                                    ----------
                                                                         2,278
                                                                    ----------

                                                     Par               Value
                                                    (000)              (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hospital Supplies & Hospital Mgmt--0.2%
Omnicare, Inc.
  5.000%, 12/01/07                                     150           $       123
                                                                     -----------
Hotels & Gaming--7.9%
Arogosy Gaming Co.
  10.750%, 06/01/09                                    375                   394
Courtyard by Marriott II
  10.750%, 02/01/08                                    600                   606
Eldorado Resorts
  10.500%, 08/15/06                                     75                    75
HMH Properties, Inc.
  7.875%, 08/01/08                                     175                   167
Hollywood Casino Shreveport
  13.000%, 08/01/06                                    200                   215
Horseshoe Gaming L.L.C.
  9.375%, 06/15/07                                     325                   330
International Game Technology
  8.375%, 05/15/09                                     500                   504
Isle of Capri Casinos
  8.750%, 04/15/09                                     275                   247
John Q. Hammons Hotels L.P.
  9.750%, 10/01/05                                     600                   546
Mandalay Resorts Group
  9.500%, 08/01/08                                     200                   201
Station Casinos, Inc.
  10.125%, 03/15/06                                    300                   310
Venetian Casino
  14.250%, 11/15/05                                    475                   458
                                                                     -----------
                                                                           4,053
                                                                     -----------
Internet Service Providers--1.2%
Covad Communications Group
  49.077%**, 03/15/08                                  400                    54
Exodus Communications, Inc.
  11.250%, 07/01/08                                    150                   133
  11.375%, 07/15/08                                    150                   127
  10.750%, 12/15/09                                    250                   214
Globix Corp.
  12.500%, 02/01/10                                    150                    60
                                                                     -----------
                                                                             588
                                                                     -----------
Long Distance Telecommunication--1.7%
IPCS, Inc.
  16.991%**, 07/15/10                                  300                   129
Level 3 Communications
  11.000%, 03/15/08                                    200                   177
  9.125%, 05/01/08                                     250                   204
Metromedia Fiber Network, Inc.
  10.000%. 11/15/08                                    200                   171
Worldwide Fiber, Inc.
  12.000%, 08/01/09                                    250                   191
                                                                     -----------
                                                                             872
                                                                     -----------
Manufacturing--2.7%
Alfa Laval Special Financial
  12.125%, 11/15/10                                    100                    99
Hawk Corp.
  10.250%, 12/01/03                                    375                   356
HCC Industries, Inc. @
  10.750%, 05/15/07                                    400                   202
International Wire Group, Inc.
  11.750%, 06/01/05                                    600                   588
Motors & Gears, Inc.
  10.750%, 11/15/06                                    150                   140
                                                                     -----------
                                                                           1,385
                                                                     -----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Continued)
THE HIGH YIELD  BOND FUND

                                                          Par          Value
                                                         (000)         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Metals & Mining--1.8%
Bethlehem Steel
  10.375%, 09/01/03                                        150       $      106
Better Minerals & Aggregates
  13.000%, 09/15/09                                        350              275
Golden Northwest Aluminum
  12.000%, 12/15/06                                        300              271
Russel Metals, Inc.
  10.000%, 06/01/09                                        300              266
                                                                     ----------
                                                                            918
                                                                     ----------
Miscellaneous Consumer Products--1.8%
Bally Total Fitness Holdings
  9.875%, 10/15/07                                         300              282
Corning Consumer Product
  9.625%, 05/01/08                                         150               35
Hedstrom Holdings, Inc. @ #
  185.934%**, 06/01/09                                      50                1
Holmes Products Corp.
  9.875%, 11/15/07                                          25               10
  9.875%, 11/15/07                                          50               20
Jostens, Inc.
  12.750%, 05/01/10                                        200              183
Sleepmaster
  11.000%, 05/15/09                                        500              393
                                                                     ----------
                                                                            924
                                                                     ----------
Paper & Paper Products--2.1%
Ainsworth Lumber Co.
  12.500%, 07/15/07                                        100               84
Four M Corp.
  12.000%, 06/01/06                                        250              234
Norampac, Inc.
  9.500%, 02/01/08                                          25               25
Paperboard Industries International, Inc.
  8.375%, 09/15/07                                         250              189
Repap New Brunswick
  11.500%, 06/01/04                                        200              224
Riverwood International Co.
  10.875%, 04/01/08                                        300              273
U.S. Timberlands Klam/Finance
  9.625%, 11/15/07                                          50               40
                                                                     ----------
                                                                          1,069
                                                                     ----------
Printing & Publishing--1.7%
Hollinger International Publishing, Inc.
  9.250%, 03/15/07                                         400              400
Sun Media Corp.
  9.500%, 02/15/07                                         275              268
Ziff Davis Media, Inc.
  12.000%, 07/15/10                                        225              177
                                                                     ----------
                                                                            845
                                                                     ----------
Rental Auto - Equipment--1.1%
Universal Compression, Inc.
  9.871%**, 02/15/08                                       700              571
                                                                     ----------

Restaraunts--1.7%
AFC Enterprises
  10.250%, 05/15/07                                        300              275
Foodmaker Corp.
  9.750%, 11/01/03                                         500              503
Foodmaker, Inc.
  8.375%, 04/15/08                                         100               95
                                                                     ----------
                                                                            873
                                                                     ----------

                                                       Par              Value
                                                      (000)             (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Retail--0.0%
Safelite Glass Corp.#
  9.875%, 12/15/06                                     100           $         1
  9.875%, 12/15/06                                     200                     3
                                                                     -----------
                                                                               4
                                                                     -----------
Satellites--0.6%
Orbital Imaging Corp.
  11.625%, 03/01/05                                    100                    21
Pegasus Communications Corp.
  9.625%, 10/15/05                                     200                   187
  9.750%, 12/01/06                                     100                    94
                                                                     -----------
                                                                             302
                                                                     -----------
Savings & Loan--1.1%
Bank United Capital Trust @
  10.250%, 12/31/26                                    250                   191
GS Escrow Corp.
  7.000%, 08/01/03                                     275                   266
  7.125%, 08/01/05                                     125                   118
                                                                     -----------
                                                                             575
                                                                     -----------
Services--3.6%
Allied Waste North America
  7.625%, 01/01/06                                     300                   287
AP Holdings, Inc. @
  69.361%**, 03/15/08                                  200                    11
Avis Group Holdings, Inc.
  11.000%, 05/01/09                                    500                   541
Coinmach Corp.
  11.750%, 11/15/05                                    307                   310
Global Imaging Systems, Inc.
  10.750%, 02/15/07                                    250                   189
Intertek Finance plc
  10.250%, 11/01/06                                    300                   152
Mastec, Inc.
  7.750%, 02/01/08                                     275                   254
Sitel Corp.
  9.250%, 03/15/06                                     125                   107
                                                                     -----------
                                                                           1,851
                                                                     -----------
Specialty Chemicals--4.2%
American Pacific Corp. @
  9.250%, 03/01/05                                     350                   345
Hercules, Inc.
  11.125%, 11/15/07                                    250                   254
Ineos Acrylics Finance
  10.250%, 05/15/10                                     50                    46
ISP Holdings, Inc.
  9.750%, 02/15/02                                     500                   423
Koppers Industry, Inc.
  9.875%, 12/01/07                                     500                   464
Lyondell Chemical Co.
  10.875%, 05/01/09                                    125                   119
Lyondell Chemical, Inc.
  9.875%, 05/01/07                                     100                    98
Octel Developments plc
  10.000%, 05/01/06                                    400                   378
                                                                     -----------
                                                                           2,127
                                                                     -----------
Supermarkets--0.3%
Jitney-Jungle Stores of America, Inc. #
  12.000%, 03/01/06                                    250                     5
  10.375%, 09/15/07                                    250                     3
Pantry, Inc.
  10.250%, 10/15/07                                    175                   165
                                                                     -----------
                                                                             173
                                                                     -----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Continued)
THE HIGH YIELD  BOND FUND


                                                           Par         Value
                                                          (000)        (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Textiles & Apparel--1.9%
Dan River, Inc.
  10.125%, 12/15/03                                        550       $      426
Delta Mills, Inc.
  9.625%, 09/01/07                                         350              306
Dyersburg Corp.#
  9.750%, 09/01/07                                         450               27
Westpoint Stevens, Inc.
  7.875%, 06/15/05                                         300              221
                                                                     ----------
                                                                            980
                                                                     ----------
Transportation--1.4%
Petro Stopping Centers
  10.500%, 02/01/07                                        300              249
Travelcenters of America
  12.750%, 05/01/09                                        500              488
                                                                     ----------
                                                                            737
                                                                     ----------
Wireless Communications--9.9%
Airgate PCS, Inc.
  14.273%**, 10/01/09                                      400              232
Alamosa PCS Holdings, Inc.
  15.698%**, 02/15/10                                      275              133
Clearnet Communications, Inc. @
  10.125%, 07/07/07                                        500              547
Horizon PCS, Inc.
  17.005%**, 10/01/10                                      350              145
Leap Wireless
  28.388%**, 04/15/10                                      275               56
Microcell Telecommunications
  11.987%**, 06/01/06                                      275              264
Millicom International Cellular, Inc.
  18.368%**, 06/01/06                                      450              353
Nextel Communcations, Inc.
  11.836%**, 10/31/07                                      150              112
  11.863%**, 02/15/08                                      350              255
Nextel International, Inc.
  12.750%, 08/01/10                                        250              206
Nextel Partners, Inc.
  13.617%**, 02/01/09                                      475              321
Price Communications Wireless, Inc.
  9.125%, 12/15/06                                         350              357
Rogers Cantel, Inc
  9.750%, 06/01/16                                         350              381
Telecorp PCS, Inc.
  10.625%, 07/15/10                                        100              102
  11.612%**, 04/15/09                                      300              207
Triton PCS, Inc.
  10.654%**, 05/01/08                                      575              457
Ubiquitel Operating Co.
  17.233%**, 04/15/10                                      650              286
Voicestream Wireless Corp.
  10.375%, 11/15/09                                        600              648
                                                                     ----------
                                                                          5,062
                                                                     ----------
Wireline Telecommunications--6.3%
Alaska Communications
  9.375%, 05/15/09                                         350              296
Allegiance Telecom, Inc.
  15.514%**, 02/15/08                                      525              333
Colt Telecom Group plc
  11.984%**, 12/15/06                                      750              671
Completel Europe NV
  14.000%, 04/15/10                                        150              113

                                                       Par              Value
                                                      (000)             (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Focal Communications Corp.
  11.875%, 01/15/10                                    150           $       103
Intermedia Communications, Inc.
  8.875%, 11/01/07                                     100                    71
  8.600%, 06/01/08                                     350                   247
Jazztel PLC
  13.250%, 12/15/09                                    100                    63
KMC Telecom Holdings, Inc.
  50.599%**, 02/15/08                                  350                    44
McLeodUSA, Inc.
  11.616%**, 03/01/07                                  425                   357
Nextlink Communications, Inc.
  10.750%, 06/01/09                                    525                   436
Tele1 Europe BV
  13.000%, 05/15/09                                    125                   113
Time Warner Telecom L.L.C.
  9.750%, 07/15/08                                     100                    94
Versatel Telecom BV
  13.250%, 05/15/08                                    150                    95
XO Communications, Inc.
  16.336%**, 06/01/09                                  375                   189
                                                                     -----------
                                                                           3,225
                                                                     -----------

TOTAL CORPORATE BONDS                                                     47,508
  (Cost $54,247)                                                     -----------


--------------------------------------------------------------------------------
                                                  Number
COMMON STOCKS--0.3%                             of Shares
--------------------------------------------------------------------------------
AT&T Canada, Inc.* @                                514                      14
Gaylord Container Corp. *                         7,500                       8
Hedstrom Holdings, Inc. * @                       6,065                       0
Microcell Telecommunications, Inc. * @            1,117                      21
Nextel Communications, Inc. *                       464                      11
Pathmark Stores, Inc. *                           1,532                      25
Six Flags, Inc. *                                 2,800                      48
Tele1 Europe Holding AB (ADR) *                   5,303                      25
                                                                    -----------
TOTAL COMMON STOCKS
  (Cost $559)                                                               152
                                                                    -----------

--------------------------------------------------------------------------------
PREFERRED STOCKS--9.2%
--------------------------------------------------------------------------------
Broadcast/Media--1.2%
Citadel Broadcasting Co. 13.25%*                  2,033                     212
Cumulus Media, Inc. 13.75*                          138                     100
Sinclair Capital 11.625%                          3,250                     288
                                                                    -----------
                                                                            600
                                                                    -----------
Cable Operators--2.8%
CSC Holdings, Inc. 11.75%                         2,179                     230
CSC Holdings, Inc. 11.125*                       11,359                   1,193
                                                                    -----------
                                                                          1,423
                                                                    -----------
Computer Services & Software--0.0%
Rhythms Netconnections, Inc. 6.75%                1,700                      12
                                                                    -----------
Industrial - Other--0.6%
Anvil Holdings, Inc. 13.00%* @                   19,502                     283
                                                                    -----------
Long Distance--0.7%
Global Crossing Holdings Ltd. 10.50%              4,250                     385
                                                                    -----------
Metals & Mining--0.3%
International Utility Structures, Inc. 13.00%*      310                     155
                                                                    -----------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Concluded)
THE HIGH YIELD  BOND FUND

                                                  Number              Value
                                                of Shares             (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Satellites--0.5%
Pegasus Communications Corp. 12.75%*                261             $       246
                                                                    -----------

Wireless Communications--2.5%
Dobson Communications Corp. 12.25%*                 456                     404
Nextel Communications, Inc. 12.00%*               1,493                     565
Rural Cellular Corp. 11.375%*                       387                     334
                                                                    -----------
                                                                          1,303
                                                                    -----------
Wireline Communications--0.6%
E. Spire Communications, Inc. 12.75%*             2,206                      27
Intermedia Communications, Inc. 13.50%*          14,350                      72
XO Communications 14.00%*                         4,812                     195
                                                                    -----------
                                                                            294
                                                                    -----------
TOTAL PREFERRED STOCKS
  (Cost $5,560)                                                           4,701
                                                                    -----------

--------------------------------------------------------------------------------
                                                 Number
WARRANTS--0.1%                                 of Warrants                Value
--------------------------------------------------------------------------------
Allegiance Telecom, Inc. * @                        250                      10
Asat Finance *                                      100                       5
Cybernet Internet Services *                        150                       1
IPCS, Inc. *                                        300                       6
Jostens, Inc. *                                     200                       4
KMC Telecom Holdings, Inc. * @                      200                       1
Leap Wireless International *                       275                       2
Pathmark Stores, Inc. *                           2,350                      10
Ubiquitel, Inc. *                                   900                      18
UIH Australia * @                                   175                       1
Wright Medical Technology, Inc. * @               2,676                       0
                                                                    -----------
TOTAL WARRANTS
  (Cost $153)                                                                58
                                                                    -----------

                                                Number                 Value
                                              of Shares                (000)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--7.2%
--------------------------------------------------------------------------------
Reserve Investment Funds, Inc.                3,690,269               $   3,690
                                                                      ---------

TOTAL SHORT TERM INVESTMENTS
  (Cost $3,690)                                                           3,690
                                                                      ---------

TOTAL INVESTMENTS--109.7%
  (Cost $64,209) (a)                                                  $  56,109

DIVIDEND PAYABLE--(12.2%)                                                (6,236)

OTHER ASSETS IN EXCESS
  OF LIABILITIES--2.5%                                                    1,277
                                                                      ---------
NET ASSETS APPLICABLE TO 6,866,307
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                      $  51,150
                                                                      =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                          $    7.45
                                                                      =========
----------------------------------------------
* Non-Income Producing Security
** Effective Yield
@ Restricted Security
# Security in Default
ADR - American Depository Receipt

(a) At December 31, 2000, the cost for Federal income tax purposes was $64,262,790. Net unrealized depreciation was $8,153,927. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $918,855 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $9,072,782.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000
THE GROWTH EQUITY FUND

                                                        Number          Value
                                                       of Shares        (000)
--------------------------------------------------------------------------------
COMMON STOCK--128.6%
--------------------------------------------------------------------------------
Aerospace & Defense--2.5%
United Technologies Corp.                                 70,000      $   5,504
                                                                      ---------
Beverages--3.4%
PepsiCo, Inc.                                            150,000          7,434
                                                                      ---------
Computer - Network Products & Services--12.9%
Brocade Communications Systems, Inc.*                     30,000          2,754
Cisco Systems, Inc.*                                     270,000         10,327
Juniper Networks, Inc.*                                   30,000          3,784
Network Appliance, Inc.*                                  50,000          3,209
Sun Microsystems, Inc.*                                  280,000          7,796
                                                                      ---------
                                                                         27,870
                                                                      ---------
Computers & Office Equipment--2.0%
International Business Machines Corp. (IBM)               50,000          4,250
                                                                      ---------
Computer Services & Software--4.8%
EMC Corp.*                                               115,000          7,647
Microsoft Corp.*                                          60,000          2,604
                                                                      ---------
                                                                         10,251
                                                                      ---------
Cosmetics & Toiletries--1.8%
Kimberly-Clark Corp.                                      55,000          3,888
                                                                      ---------
Diversified Manufacturing Operations--11.0%
General Electric Co.                                     320,000         15,340
Tyco International Ltd.                                  150,000          8,325
                                                                      ---------
                                                                         23,665
                                                                      ---------
Electric Products--2.6%
Emerson Electric Co.                                      70,000          5,517
                                                                      ---------
Electronics - Semiconductors--6.6%
Applied Micro Circuits Corp.*                             80,000          6,013
Broadcom Corp.*                                           30,000          2,521
Texas Instruments, Inc.                                  120,000          5,685
                                                                      ---------
                                                                         14,219
                                                                      ---------
Fiber Optics--8.6%
CIENA Corp. *                                             65,000          5,289
Corning , Inc.                                           180,000          9,506
JDS Uniphase Corp.*                                       90,000          3,746
                                                                      ---------
                                                                         18,541
                                                                      ---------
Finance--20.5%
Capital One Financial Corp.                              200,000         13,163
Citigroup, Inc.                                          300,000         15,319
Federal Home Loan Mortgage Corp.                          50,000          3,444
State Street Corp.                                       100,000         12,421
                                                                      ---------
                                                                         44,347
                                                                      ---------
Insurance--6.4%
American International Group, Inc.                       140,000         13,799
                                                                      ---------
Medical--2.1%
Amgen, Inc.*                                              70,000          4,478
                                                                      ---------
Medical Products--6.3%
Johnson & Johnson                                        130,000         13,658
                                                                      ---------

                                                        Number          Value
                                                       of Shares        (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Medical Supplies & Equipment--4.7%
Medtronic, Inc.                                      170,000          $ 10,264
                                                                      --------
Oil & Gas--3.4%
Exxon Mobil Corp.                                     40,000             3,478
Schlumberger Ltd.                                     50,000             3,997
                                                                      --------
                                                                         7,475
                                                                      --------
Pharmaceuticals--19.6%
Merck & Co., Inc.                                    170,000            15,916
Pfizer, Inc.                                         250,000            11,500
Pharmacia Corp.                                      245,000            14,945
                                                                      --------
                                                                        42,361
                                                                      --------
Retail--6.1%
Home Depot, Inc.                                      60,000             2,741
Kohl's Corp.*                                         30,000             1,830
Kroger Co.                                            30,000               812
Safeway, Inc.*                                        60,000             3,750
Wal-Mart Stores, Inc.                                 75,000             3,984
                                                                      --------
                                                                        13,117
                                                                      --------
Telecommunications--3.3%
Nokia Corp. (ADR)                                     75,000             3,262
Nortel Networks Corp.                                120,000             3,848
                                                                      --------
                                                                         7,110
                                                                      --------
TOTAL COMMON STOCK
   (Cost $279,117)                                                     277,748
                                                                      --------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.6%
--------------------------------------------------------------------------------
Provident Institutional Funds - TempCash           1,709,402             1,709
Provident Institutional Funds - TempFund           1,709,403             1,710
                                                                      --------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $3,419)                                                        3,419
                                                                      --------
TOTAL INVESTMENTS--130.2%
    (Cost $282,536) (a)                                                281,167

DIVIDEND PAYABLE--(31.2%)                                              (67,250)

OTHER ASSETS IN EXCESS
    OF LIABILITIES--1.0%                                                 2,099
                                                                      --------
NET ASSETS APPLICABLE TO 10,700,795
    SHARES OF COMMON STOCK
    ISSUED AND OUTSTANDING --100.0%                                   $216,016
                                                                      ========

NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                                        $  20.19
                                                                      ========

----------------------------------------------------------
*  Non-Income Producing Security
   ADR - American Depository Receipt

(a) At December 31, 2000 the cost for Federal Income tax purposes was $294,442,369. Net unrealized depreciation was $13,275,550. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $24,471,040 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $37,746,590.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000
THE LARGE CAP VALUE FUND+

                                                   Number of          Value
                                                    Shares            (000)
--------------------------------------------------------------------------------
COMMON STOCK--111.6%
--------------------------------------------------------------------------------
Aerospace & Defense--2.6%
B.F. Goodrich Co.                                    27,900          $  1,015
Boeing Co.                                           28,700             1,894
General Dynamics Corp.                               18,500             1,443
Northrop Grumman Corp.                               16,700             1,386
                                                                     --------
                                                                        5,738
                                                                     --------
Automobiles & Related--0.8%
Ford Motor Co.                                       72,618             1,702
                                                                     --------
Autos, Tires, & Accessories--0.0%
Goodyear Tire & Rubber Co.                           18,000               414
                                                                     --------
Banking--13.2%
Bank of America Corp.                                88,000             4,037
BB&T Corp.                                           69,700             2,601
Charter One Financial, Inc.                          89,615             2,588
Comerica, Inc.                                       49,000             2,909
Firstar Corp.                                        98,200             2,283
FleetBoston Financial Corp.                          65,694             2,468
M&T Bank Corp.                                       24,500             1,666
PNC Financial Services Group                         43,300             3,164
Synovus Financial Corp.                              54,600             1,471
U.S. Bancorp                                         85,200             2,487
Wells Fargo & Co.                                    62,530             3,482
                                                                     --------
                                                                       29,156
                                                                     --------
Beverages--4.4%
Anheuser-Busch Cos., Inc.                            72,100             3,281
Brown-Forman Corp.                                   11,900               791
Coca-Cola Co.                                        31,800             1,938
Coca-Cola Enterprises, Inc.                         115,600             2,196
Pepsi Bottling Group, Inc.                           40,700             1,625
                                                                     --------
                                                                        9,831
                                                                     --------
Broadcast/Media--0.4%
Clear Channel Communications, Inc.*                  20,400               988
                                                                     --------
Building Products--0.3%
Lowe's Cos., Inc                                     15,300               681
                                                                     --------
Chemicals--2.5%
Dow Chemical Co.                                     25,900               949
Du Pont (E.I.) de Nemours and Co.                    38,300             1,850
Engelhard Corp.                                      56,300             1,147
PPG Industries, Inc.                                 29,900             1,385
Rohm & Haas Co.                                       7,900               287
                                                                     --------
                                                                        5,618
                                                                     --------
Computer Services & Software--0.9%
Computer Associates International, Inc.              23,100               450
Electronic Data Systems Corp.                        13,600               785
Unisys Corp.  *                                      44,400               649
                                                                     --------
                                                                        1,884
                                                                     --------
Computers & Office Equipment--1.2%
Hewlett-Packard Co.                                  36,200             1,143
International Business Machines Corp.                18,200             1,547
                                                                     --------
                                                                        2,690
                                                                     --------

                                                   Number of          Value
                                                    Shares            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Consumer Products--3.5%
Fortune Brands, Inc.                                67,000          $  2,010
Philip Morris Cos., Inc.                           129,200             5,685
                                                                    --------
                                                                       7,695
                                                                    --------
Containers--0.2%
Owens-Illinois, Inc. *                              88,800               505
                                                                    --------
Cosmetics & Toiletries--1.0%
Kimberly-Clark Corp.                                30,400             2,149
                                                                    --------
Diversified Manufacturing Operations--2.4%
Cooper Industries, Inc.                             35,300             1,622
Honeywell International, Inc.                       32,700             1,547
Illinois Tool Works, Inc.                           30,400             1,811
Pall Corp.                                          11,200               239
                                                                    --------
                                                                       5,219
                                                                    --------
Electric Power--1.0%
Dominion Resources, Inc.                            13,200               884
Entergy Corp.                                       30,200             1,278
                                                                    --------
                                                                       2,162
                                                                    --------
Electric Products--1.2%
Emerson Electric Co.                                34,500             2,719
                                                                    --------
Energy Products & Services--1.1%
Progress Energy, Inc.                               48,100             2,366
                                                                    --------

Energy Resources & Services--6.2%
Cinergy Corp.                                       41,000             1,440
Constellation Energy Group                          34,800             1,568
DPL, Inc.                                           70,000             2,323
Duke Energy Corp.                                   25,100             2,140
FirstEnergy Corp.                                   21,400               675
Reliant Energy, Inc.                                32,200             1,395
TXU Corp.                                           48,200             2,136
Williams Cos., Inc.                                 51,900             2,073
                                                                    --------
                                                                      13,750
                                                                    --------
Entertainment & Leisure--1.3%
The Walt Disney Co.                                 97,800             2,830
                                                                    --------
Finance--12.1%
Bear Stearns Cos., Inc.                             33,600             1,703
Chase Manhattan Corp.                               41,300             1,877
Citigroup, Inc.                                    122,100             6,235
Fannie Mae                                          74,100             6,428
Freddie Mac                                         55,000             3,788
Goldman Sachs Group, Inc.                            8,200               877
Household International, Inc.                       24,100             1,325
Lehman Brothers Holdings, Inc.                      22,700             1,535
Washington Mutual, Inc.                             57,300             3,040
                                                                    --------
                                                                      26,808
                                                                    --------
Foods--4.3%
Heinz (H.J.) Co.                                    49,500             2,348
Ralston-Ralston Purina Group                        86,500             2,260
Sara Lee Corp.                                      88,500             2,174
SYSCO Corp.                                         89,400             2,682
                                                                    --------
                                                                       9,464
                                                                    --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Continued)
THE LARGE CAP VALUE FUND+

                                                   Number of          Value
                                                    Shares            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Healthcare--0.7%
HCA - The Healthcare Corp.                          37,600          $  1,655
                                                                    --------
Hotels & Resorts--0.6%
Marriott International, Inc.                        33,600             1,420
                                                                    --------
Instruments-Controls--0.5%
Parker-Hannifin Corp.                               25,400             1,121
                                                                    --------
Insurance--5.6%
American General Corp.                              29,100             2,372
Chubb Corp.                                         30,500             2,638
CIGNA Corp.                                         18,600             2,461
Hartford Financial Services Group, Inc.             51,000             3,602
Lincoln National Corp.                              26,200             1,240
                                                                    --------
                                                                      12,313
                                                                    --------
Machinery--0.5%
Caterpillar, Inc.                                   24,000             1,135
                                                                    --------
Medical Products--2.5%
Johnson & Johnson                                   53,000             5,568
                                                                    --------
Oil & Gas--11.6%
Chevron Corp.                                       23,100             1,951
Conoco, Inc.                                        59,300             1,708
Exxon Mobil Corp.                                  104,600             9,094
Royal Dutch Petroleum Co.                           69,400             4,203
Schlumberger Ltd.                                   10,300               823
Sempra Energy                                       29,100               677
Tosco Corp.                                         39,900             1,354
Total Fina Elf SA (ADR)                             26,200             1,904
Transocean Sedco Forex, Inc.                        16,900               777
Ultramar Diamond Shamrock Corp.                     18,700               577
Unocal Corp.                                        41,200             1,594
USX - Marathon Group                                32,000               888
                                                                    --------
                                                                      25,550
                                                                    --------
Paper & Forest Products--2.2%
Abitibi-Consolidated, Inc.                          58,000               533
Boise Cascade Corp.                                 51,800             1,742
Bowater, Inc.                                       18,100             1,020
International Paper Co.                             12,800               522
Weyerhaeuser Co.                                    21,800             1,106
                                                                    --------
                                                                       4,923
                                                                    --------
Pharmaceuticals--6.0%
Abbott Laboratories                                 53,600             2,596
American Home Products Corp.                        41,700             2,650
Bristol-Myers Squibb Co.                            50,400             3,726
Merck & Co., Inc.                                   30,100             2,818
Pharmacia Corp.                                     11,300               689
Schering-Plough Corp.                               14,100               800
                                                                    --------
                                                                      13,279
                                                                    --------

                                                   Number of          Value
                                                    Shares            (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Photography Equipment & Supplies--0.7%
Eastman Kodak Co.                                   37,000          $  1,457
                                                                    --------
Printing & Publishing--0.4%
Tribune Co.                                         22,500               951
                                                                    --------
Restaurants--1.1%
McDonald's Corp.                                    70,900             2,411
                                                                    --------
Retail--3.6%
Albertson's, Inc.                                   46,700             1,238
CVS Corp.                                           17,400             1,043
Federated Department Stores, Inc.*                  52,700             1,845
May Department Stores Co.                           25,200               825
Sears, Roebuck & Co.                                30,200             1,049
Staples, Inc.*                                     101,600             1,203
TJX Cos., Inc.                                      29,600               821
                                                                    --------
                                                                       8,024
                                                                    --------
Telecommunications--9.7%
ALLTEL Corp.                                        36,800             2,298
AT&T Corp.                                         111,850             1,936
BellSouth Corp.                                     71,200             2,915
SBC Communications, Inc.                           139,100             6,642
Sprint Corp.                                        39,000               792
Verizon Communications                             111,100             5,569
WorldCom, Inc.*                                     91,600             1,288
                                                                    --------
                                                                      21,440
                                                                    --------
Textiles--0.5%
Shaw Industries, Inc.                               58,700             1,112
                                                                    --------
Tobacco--1.3%
Berkshire Hathaway, Inc.*                            1,200             2,825
                                                                    --------
Transportation & Related Services--1.3%
Union Pacific Corp.                                 54,900             2,786
                                                                    --------
Waste Management--1.5%
Republic Services, Inc. *                           67,400             1,158
Waste Management, Inc.                              78,800             2,187
                                                                    --------
                                                                       3,345
                                                                    --------
Wholesale Distributor--0.3%
Grainger (W.W.), Inc.                               19,600               715
                                                                    --------
Wireless Communications--0.4%
Motorola, Inc.                                      39,000               790
                                                                    --------
TOTAL COMMON STOCK
  (Cost $219,384)                                                    247,189
                                                                    --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Concluded)
THE LARGE CAP VALUE FUND+

                                                     Number of          Value
                                                      Shares            (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--3.2%
--------------------------------------------------------------------------------
Apartments--1.7%
Equity Residential Properties Trust                   66,600         $   3,684
                                                                     ---------
Office Property--1.5%
Boston Properties, Inc.                               30,500             1,327
Equity Office Properties Trust                        64,700             2,111
                                                                     ---------
                                                                         3,438
                                                                     ---------
TOTAL REITS
  (Cost $6,025)                                                          7,122
                                                                     ---------

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.2%
-------------------------------------------------------------------------------
Provident Institutional Funds - TempCash           2,558,986             2,559
Provident Institutional Funds - TempFund           2,388,439             2,388
                                                                     ---------
TOTAL SHORT-TERM INVESTMENTS                                             4,947
  (Cost $4,947)                                                      ---------

TOTAL INVESTMENTS--117.0%
  (Cost $230,356) (a)                                                  259,258

DIVIDEND PAYABLE--(16.8%)                                              (37,162)

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(0.2%)                                                 (513)
                                                                     ---------
NET ASSETS APPLICABLE TO 12,262,829
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                     $ 221,583
                                                                     =========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                         $   18.07
                                                                     =========

------------------------------------------
*  Non-Income Producing Security
ADR - American Depository Receipt
+ Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
Fund.

(a) At December 31, 2000, the cost for Federal income tax purposes was $231,170,853. Net unrealized appreciation was $28,086,868. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $41,380,359 and aggregate gross unrealized depreciation for all securities in which there was and excess of tax cost over market value of $13,293,491.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000
THE FLEXIBLY MANAGED FUND

                                                   Number               Value
                                                  of Shares             (000)
--------------------------------------------------------------------------------
COMMON STOCKS--63.0%
--------------------------------------------------------------------------------
Banking--0.4%
Bank fuer International Zahlungsausgleich              190            $  1,867
                                                                      --------
Broadcast & Publishing--2.6%
Chris-Craft Industries, Inc.*                       69,000               4,588
Meredith Corp.                                     211,000               6,792
                                                                      --------
                                                                        11,380
                                                                      --------
Building & Building Supplies--1.8%
Johns Manville Corp.                               582,000               7,530
Skyline Corp.                                       18,000                 341
                                                                      --------
                                                                         7,871
                                                                      --------
Chemicals--5.2%
Cabot Corp.                                        190,000               5,011
Great Lakes Chemical Corp.                         204,000               7,586
Imperial Chemical Industries PLC  ( ADR)           123,000               4,143
Octel Corp.*                                       503,000               5,784
                                                                      --------
                                                                        22,524
                                                                      --------
Consumer Products--3.2%
Fortune Brands, Inc.                               147,000               4,410
Philip Morris Cos., Inc.                           186,000               8,184
Reebok International Ltd.*                          38,000               1,039
                                                                      --------
                                                                        13,633
                                                                      --------
Containers--0.2%
Longview Fibre Co.                                  69,000                 931
                                                                      --------
Energy Resources & Services--8.6%
FirstEnergy Corp.                                  208,000               6,565
Kansas City Power & Light Co.                       13,000                 357
Niagara Mohawk Holdings, Inc.*                   1,270,000              21,193
Unisource Energy Corp.                             475,000               8,936
                                                                      --------
                                                                        37,051
                                                                      --------
Foods--0.5%
McCormick & Co., Inc.                               51,000               1,839
Sara Lee Corp.                                      15,000                 368
                                                                      --------
                                                                         2,207
                                                                      --------
Hotels & Gaming--0.9%
Mandalay Resort Group*                             183,000               4,015
                                                                      --------
Insurance--8.1%
Aetna, Inc.*                                        10,000                 411
Berkley (W.R.) Corp.                                 3,000                 142
Leucadia National Corp.                            100,000               3,544
Loews Corp.                                        188,000              19,470
Unitrin, Inc.                                       46,000               1,870
White Mountains Insurance Group, Inc.               30,000               9,570
                                                                      --------
                                                                        35,007
                                                                      --------
Mining - Gold--3.4%
Homestake Mining Co.                                67,000                 281
Newmont Mining Corp.                               795,000              13,565
Placer Dome, Inc.                                   78,000                 751
                                                                      --------
                                                                        14,597
                                                                      --------
Oil & Gas--15.3%
Amerada Hess Corp.                                 352,500              25,754
Imperial Oil Ltd.                                   78,000               2,051
Mitchell Energy & Development Corp.                234,000              14,332
Murphy Oil Corp.                                   131,000               7,917

                                                   Number               Value
                                                  of Shares             (000)
--------------------------------------------------------------------------------
COMMON STOCKS--63.0%
--------------------------------------------------------------------------------
Texaco, Inc.                                        190,000          $ 11,804
USX - Marathon Group                                151,000             4,190
                                                                     --------
                                                                       66,048
                                                                     --------
Paper & Forest Products--1.3%
Georgia- Pacific Corp.                               43,000             1,287
Potlatch Corp.                                       64,600             2,168
Weyerhaeuser Co.                                     38,000             1,928
                                                                     --------
                                                                        5,383
                                                                     --------
Photography Equipment & Supplies--0.2%
Polaroid Corp.                                      101,000               587
                                                                     --------
Printing & Publishing--5.6%
Donnelley (R.R.) & Sons Co.                         125,000             3,375
New York Times Co.                                  172,000             6,891
Washington Post Co.                                  22,800            14,065
                                                                     --------
                                                                       24,331
                                                                     --------
Retail--1.4%
Hasbro, Inc.                                        214,000             2,274
J.C. Penney Company, Inc.                            69,000               750
Nordstrom, Inc.                                      31,000               564
Petrie Stores Corp.*                              1,380,000             1,337
Toys "R" Us, Inc.*                                   73,000             1,218
                                                                     --------
                                                                        6,143
                                                                     --------
Transporation--0.9%
Overseas Shipholding Group, Inc.                    174,000             3,991
                                                                     --------
Transportation & Related Services--3.4%
Canadian Pacific Ltd.                               162,000             4,627
Ryder System, Inc.                                  603,000            10,025
                                                                     --------
                                                                       14,652
                                                                     --------
Travel Services--0.0%
Galileo International, Inc.                           8,000               160
                                                                     --------
TOTAL COMMON STOCK
  (Cost $196,762)                                                     272,378
                                                                     --------

--------------------------------------------------------------------------------
PREFERRED STOCKS--7.4%
--------------------------------------------------------------------------------
Cleveland Electric Illum. 7.00%                       9,700               893
Entergy Gulf States Utilities, Inc. 7.00%            13,500               665
Hercules Trust II  6.50%                             18,000             1,178
Newell Financial Trust I 5.25%                       66,500             2,170
Niagara Mohawk Power Co. 6.50%                       16,000               370
Niagara Mohawk Power Co. 7.00%                        3,000                72
Owens - Illinois, Inc. 4.75%                        127,100             1,652
Rouse Co. $3                                        282,000            10,328
Sealed Air Corp. $2                                  12,500               403
Sinclair Broadcasting Group, Inc.  6.00%             11,000               313
Union Pacific Capital Trust 6.25%                   233,000            10,951
USX Capital Trust, Inc.  6.75%                       94,000             2,855
                                                                     --------
TOTAL PREFERRED STOCKS
  (Cost $35,485)                                                       31,850
                                                                     --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Concluded)
THE FLEXIBLY MANAGED FUND

                                                     Par               Value
                                                    (000)              (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST--1.1%
--------------------------------------------------------------------------------
Regional Malls--1.1%
Rouse Co.
     (Cost $4,123)                                 186,000         $   4,743
                                                                   ---------

-----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--2.1%
-----------------------------------------------------------------------------
U.S. Treasury Notes
     6.250% , 04/30/01                               2,500             2,504
     6.250% , 10/31/01                               2,500             2,514
     5.875% , 09/30/02                               4,275             4,321
                                                                   ---------
TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $9,374)                                                     9,339
                                                                   ---------

-----------------------------------------------------------------------------
AGENCY OBLIGATIONS--8.5%
-----------------------------------------------------------------------------
Federal National Mortgage Assocation                 3,200             3,223
     6.375% , 01/16/02
Tennessee Valley Authority
     5.880% , 04/01/36                              18,800            18,944
     5.980% , 04/01/36                               4,600             4,607
     6.235% , 07/15/45                               9,950             9,982
                                                                   ---------
                                                                      33,533
                                                                   ---------
TOTAL AGENCY OBLIGATIONS
     (Cost $37,080)                                                   36,756
                                                                   ---------

-----------------------------------------------------------------------------
MEDIUM TERM NOTES--0.4%
-----------------------------------------------------------------------------
Federal National Mortgage Assocation
     5.370% , 02/07/01
     (Cost $1,576)                                   1,600             1,599
                                                                   ---------

-----------------------------------------------------------------------------
CORPORATE BOND--0.3%
-----------------------------------------------------------------------------
BellSouth Telecommunications
     5.850% , 11/15/45
     (Cost $1,590)                                   1,600             1,263
                                                                   ---------

-----------------------------------------------------------------------------
COVERTIBLE BONDS --13.1%
-----------------------------------------------------------------------------
Battle Mountain Gold Co.                               570               473
     6.000% , 01/04/05
Exide Corp.                                          1,250               508
     2.900% , 12/15/05
HealthSouth Corp.                                    5,700             5,042
     3.250% , 04/01/03
Hilton Hotels Corp.                                 13,945            11,923
     5.000% , 05/15/06
Inco Ltd.                                           10,900            10,205
     5.750% , 07/01/04
Loews Corp.                                          8,400             7,389
     3.125% , 09/15/07
Natural Microsystems                                   550               243
     5.000% , 10/15/05
Ogden Corp.                                            250               221
     5.750% , 10/20/02
Phycor, Inc.                                         3,250               404
     4.500%, 02/15/03
Potomac Electric Power Co.                           2,700             2,626
     5.000% , 09/01/02
Rite Aid Corp.                                       1,050               272
     5.250% , 09/15/02

                                                     Par               Value
                                                    (000)              (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Teck Corp.                                          7,300           $  5,438
     3.750% , 07/15/06
Texaco Capital, Inc.                                2,700              2,791
     3.500% , 08/05/04
Waste Management, Inc.                              9,700              9,299
     4.000% , 02/01/02
TOTAL COVERTIBLE BONDS                                              --------
     (Cost $59,017)                                                   56,834
                                                                    --------

--------------------------------------------------------------------------------
ZERO COUPON BONDS -- 5.4%
--------------------------------------------------------------------------------
Baker Hughes, Inc.                                  1,800              1,601
     1.604%** , 05/05/08
Lennar Corp.                                        4,450              2,459
     3.404%** ,  07/29/18
Pep Boys, Inc.                                      4,650              2,697
     5.147%** , 09/20/11
Roche Holdings, Inc.
     5.917%** , 04/20/10                           13,800              8,022
     6.112%** , 05/06/12                           16,800              8,484
TOTAL ZERO COUPON BONDS                                             --------
     (Cost $22,714)                                                   23,263
                                                                    --------
                                                   Number
                                                  of Shares
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------
Hills Stores Co. *
     (Cost $0)                                        93,000               -
                                                                    --------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
--------------------------------------------------------------------------------
Reserve Investment Funds, Inc.                    24,652,837          24,653
    (Cost $24,653)                                                  --------

TOTAL INVESTMENTS--107.0%
     (Cost $392,374) (a)                                             462,678

DIVIDEND PAYABLE--(7.2%)                                             (31,220)

OTHER ASSETS IN EXCESS
     OF LIABILITIES--0.2%                                                921
                                                                    --------
NET ASSETS APPICABLE TO 21,879,645
     SHARES OF COMMON STOCK
     ISSUED AND OUTSTANDING -- 100.0%                              $ 432,379
                                                                   =========
NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE                                    $   19.76
                                                                   =========

------------------------------------------
* Non-Income Producing Security
** Efective Yield
ADR - American Depository Receipt

(a) At December 31, 2000, the cost for Federal income tax purposes was $394,180,340. Net unrealized appreciation was $68,497,542. This consisted of aggregated gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $93,596,785 and aggregate gross unrealized depreciation for all securites in which there was an excess of tax cost over market value of $25,099,243.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000
THE INTERNATIONAL EQUITY FUND

                                                  Number          Value
                                                of Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS--112.4%
--------------------------------------------------------------------------------
Australia--4.4%
Computershare, Ltd.                              276,200         $   1,324
Macquarie Bank, Ltd.                              79,300             1,269
PowerLan, Ltd.*                                   81,900                44
Westfield Holdings, Ltd.                         290,600             2,172
Woodside Petroleum, Ltd.                         287,900             2,359
                                                                 ---------
                                                                     7,168
                                                                 ---------
Denmark--2.9%
H. Lundbeck A/S                                   11,700             1,148
Novo Nordisk A/S-B                                 7,200             1,291
Vestas Wind Systems                               41,200             2,228
                                                                 ---------
                                                                     4,667
                                                                 ---------
Finland--3.9%
Nokia Corp. (ADR)                                101,000             4,394
Oyj Hartwall Abp                                  57,400             1,105
Sonera Group Oyj                                  46,100               835
                                                                 ---------
                                                                     6,334
                                                                 ---------
France--11.9%
Altran Technologies SA                            13,000             2,941
AXA                                               20,600             2,978
Compagnie Generale d'Industrie
  et de Participations                            35,200             1,669
Dassault Systemes SA                              14,300               980
Hermes International                               9,800             1,388
L'Oreal SA                                        16,000             1,371
Publicis SA                                       32,000             1,082
Societe Generale A                                27,500             1,709
Suez Lyonnaise des Eaux SA                        11,400             2,082
Total Fina SA-B                                   20,635             3,069
                                                                 ---------
                                                                    19,269
                                                                 ---------
Germany--6.0%
Allianz AG                                         6,558             2,475
Bayer AG                                          36,000             1,889
Bayerische Motoren
  Werke (BMW) AG                                  41,600             1,357
Epcos AG *                                        17,800             1,563
Muenchener Rueckversicherungs
  Gesellschaft AG                                  6,804             2,453
                                                                 ---------
                                                                     9,737
                                                                 ---------
Hong Kong--1.7%
Dah Sing Financial Group                         200,100             1,077
Hutchison Whampoa, Ltd.                          132,000             1,646
                                                                 ---------
                                                                     2,723
                                                                 ---------
Ireland--2.7%
Allied Irish Banks PLC                           100,290             1,166
CRH PLC                                           49,021               915
Elan Corp. PLC  (ADR) *                           50,500             2,364
                                                                 ---------
                                                                     4,445
                                                                 ---------
Italy--5.7%
ENI SpA                                          350,100             2,235
Parmalat Finanziaria SpA                         818,000             1,325
Pininfarina SpA                                   56,500               875
Pirelli SpA                                      800,000             2,846
Telecom Italia Mobile SpA                        249,200             1,989
                                                                 ---------
                                                                     9,270
                                                                 ---------

                                                Number          Value
                                              of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Japan--19.5%
Benesse Corp.                                   17,000      $      631
Eisai Co., Ltd.                                 47,000           1,646
Fanuc, Ltd.                                     12,000             816
Fuji Photo Film Co., Ltd.                       18,000             753
Fujitsu Support & Service, Inc.                  9,100             614
Hoya Corp.                                      16,000           1,177
Kao Corp.                                       62,000           1,802
Murata Manufacturing Co., Ltd.                  18,000           2,206
Nintendo Co., Ltd.                              13,500           2,127
Nippon Television Network Corp.                  2,400             813
NTT DoCoMo, Inc.                                   115           1,984
Rohm Co., Ltd.                                  12,500           2,375
Ryohin Keikaku Co., Ltd.                        13,500             518
Secom Co., Ltd.                                 26,000           1,696
Seven-Eleven Japan Co., Ltd.                    23,000           1,309
Shin-Etsu Chemical Co., Ltd.                    52,000           2,004
Takeda Chemical Industries, Ltd.                57,000           3,374
TDK Corp.                                       11,400           1,110
Terumo Corp.                                    37,300             817
Tokyo Broadcasting System, Inc.                 51,000           1,510
Tokyo Electron, Ltd.                            28,100           1,545
Yasuda Fire & Marine
  Insurance Co., Ltd.                          145,000             837
                                                            ----------
                                                                31,664
                                                            ----------
Netherlands--8.6%
Aegon N.V.                                      81,680           3,379
Aegon N.V. (ARS)                                20,252             839
ASM Lithography Holding N.V. *                  39,000             886
Heineken N.V.                                   34,200           2,069
ING Groep N.V.                                  17,000           1,358
Philips Electronics N.V.                        63,636           2,331
Nutreco Holdings N.V.                           18,000             957
Unilever N.V.                                   35,500           2,246
                                                            ----------
                                                                14,065
                                                            ----------
Norway--1.1%
Tomra Systems ASA                               90,800           1,761
                                                            ----------
Singapore--2.6%
Datacraft Asia, Ltd.                           140,400             663
DBS Group Holdings, Ltd.                       126,900           1,434
Singapore Press Holdings, Ltd.                 140,000           2,067
                                                            ----------
                                                                 4,164
                                                            ----------
Spain--0.9%
Telefonica SA*                                  86,000           1,421
                                                            ----------
Sweden--7.7%
ABB, Ltd.                                       15,300           1,571
Assa Abloy AB-B                                170,623           3,336
Drott AB-B                                     116,900           1,611
Investor AB-B                                   99,200           1,482
Modern Times Group MTG AB - B *                 38,000           1,007
NetCom AB-B *                                   34,500           1,434
Nordic Baltic Holding (NBH) AB                 280,400           2,125
                                                            ----------
                                                                12,566
                                                            ----------
Switzerland--11.4%
Credit Suisse Group                             19,500           3,706

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Continued)
THE INTERNATIONAL EQUITY FUND

                                                Number          Value
                                              of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Switzerland--(Continued)
Nestle SA                                          1,215      $   2,834
Pharma Vision 2000 AG *                            1,000            722
PSP Swiss Property AG *                           11,500          1,107
Rieter Holding AG                                  6,800          2,069
Roche Holding AG                                      83          1,030
Roche Holding AG                                     435          4,432
Swiss Re                                           1,080          2,589
                                                              ---------
                                                                 18,489
                                                              ---------
United Kingdom--21.4%
3i Group PLC                                      94,576          1,749
Amvescap PLC                                     102,300          2,100
AstraZeneca Group PLC                             51,700          2,607
Capita Group PLC                                 447,500          3,342
CMG PLC                                          150,000          2,005
GlaxoSmithkline PLC                               75,000          2,115
Granada Compass PLC*                             257,000          2,797
Hays PLC                                         245,000          1,412
HSBC Holdings PLC                                167,000          2,456
Logica PLC                                        80,700          2,110
Provident Financial PLC                           81,334          1,202
Prudential PLC                                   110,000          1,770
Royal Bank of Scotland Group PLC*                 95,000            117
Royal Bank of Scotland Group PLC AVS             110,000          2,600
Vodafone AirTouch PLC                          1,098,599          4,029
WPP Group PLC                                    175,800          2,290
                                                              ---------
                                                                 34,701
                                                              ---------
TOTAL COMMON STOCKS
  (Cost $157,115)                                               182,444
                                                              ---------

--------------------------------------------------------------------------------
PREFERRED STOCKS--0.9%
--------------------------------------------------------------------------------
Germany--0.9%
ProSieben  Sat. 1 Media AG                        48,000          1,429
                                                              ---------
TOTAL PREFERRED STOCK S
  (Cost $1,338)                                                   1,429
                                                              ---------

--------------------------------------------------------------------------------
WARRANTS--0.8%
--------------------------------------------------------------------------------
Germany--0.0%
Muenchener Rueckversicherungs *                      104             11
                                                              ---------
Switzerland--0.8%
Z. Kanton AG-Register*                           800,000            543
Z. Kanton Credit Suisse*                       1,275,000            338
Z. Kanton Roche Holdings*                        800,000            405
                                                              ---------
                                                                  1,286
                                                              ---------
TOTAL WARRANTS (Cost $1,930)                                      1,297
                                                              ---------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.0%
--------------------------------------------------------------------------------
Provident Institutional Funds - TempCash       2,471,237          2,471
Provident Institutional Funds - TempFund       2,471,237          2,471
                                                              ---------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $4,942)                                                   4,942
                                                              ---------

                                                Number          Value
                                              of Shares         (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--117.1%
  (Cost $165,325) (a)                                         $ 190,112

DIVIDEND PAYABLE--(18.0%)                                       (29,238)

OTHER ASSETS IN EXCESS
  OF LIABILITIES--0.9%                                            1,485
                                                              ---------
NET ASSETS APPLICABLE TO 9,758,004
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100%                                $ 162,359
                                                              =========
NET ASSET VALUE,  OFFERING AND
  REDEMPTION PRICE PER SHARE                                  $   16.64
                                                              =========

---------------------------------------------
* - Non-Income Producing Security
ADR - American Depository Receipt
ARS - American Registered Share

(a) At Decmeber 31, 2000, the cost for Federal income tax purposes was $165,392,411. Net unrealized appreciation was $24,719,461 This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $38,460,469 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $13,471,008.


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECMEBER 31, 2000 (Concluded)
THE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                                 % of Market          Value
                                                    Value            (000's)
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Financial Services                                 12.40%        $   22,935
Pharmaceuticals                                     9.50%            17,617
Insurance                                           9.40%            17,331
Telecommunications                                  9.10%            16,791
Electronics                                         5.90%            10,837
Computer Services & Software                        4.90%             9,029
Oil                                                 4.10%             7,663
Diversified Food Products                           4.00%             7,362
Engineering Services                                3.70%             6,741
Metal Processors & Fabricators                      2.70%             5,005
Media Communications                                2.60%             4,758
Real Estate Development                             2.60%             4,890
Investment Companies                                2.30%             4,304
Diversified Chemicals                               2.10%             3,893
Diversified Operations                              2.00%             3,727
Medical Procucts                                    2.00%             3,612
Advertising                                         1.80%             3,371
Human Resources                                     1.80%             3,341
Retail Diversified                                  1.70%             3,215
Beverages                                           1.70%             3,174
Cosmetics                                           1.70%             3,173
Catering Services                                   1.50%             2,797
Tire & Rubber                                       1.50%             2,847
Automobile Manufacturing                            1.20%             2,231
Machinery - General Industry                        1.10%             2,069
Toys                                                1.10%             2,128
Diversified Commercial Services                     1.10%             2,044
Publishing                                          1.10%             2,067
Recycling                                           1.00%             1,761
Security Services                                   0.90%             1,612
Optical Equipment                                   0.60%             1,177
Building Materials                                  0.50%               915
Photographic Equipment                              0.40%               753
                                                  ------         ----------
                                                  100.00%        $  185,170
                                                  ======         ==========

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000
THE SMALL CAP VALUE FUND+

                                                   Number              Value
                                                  of Shares            (000)
-----------------------------------------------------------------------------
COMMON STOCK--108.0%
-----------------------------------------------------------------------------
Advertising--0.1%
Modem Media Poppe Tyson, Inc.  *                    25,000            $   82
                                                                      ------
Aerospace & Defense--9.8%
AAR CORP.                                           40,000               505
Curtiss-Wright Corp.                                11,000               511
BE Aerospace, Inc.  *                               34,400               554
DRS Technologies, Inc.*                             35,000               468
Ducommun, Inc.*                                     31,000               343
EDO Corp.                                           60,000               442
GenCorp, Inc.                                       55,300               532
HEICO Corp.                                         33,000               504
Herley Industries, Inc.*                            20,000               334
Kaman Corp.                                         40,000               676
Moog, Inc.*                                         20,000               580
                                                                      ------
                                                                       5,449
                                                                      ------
Agricultural Operations--0.6%
Cadiz, Inc.*                                        40,000               359
                                                                      ------
Air Transportation--0.8%
Mesa Air Group, Inc.*                               60,000               419
                                                                      ------
Banking--3.7%
Banknorth Group, Inc.                               30,000               596
Enhance Financial Services Group, Inc.              40,000               617
Sterling Bancorp                                    22,000               481
Waypoint Financial Corp.*                           35,000               386
                                                                      ------
                                                                       2,080
                                                                      ------
Building & Building Supplies--2.2%
Encompass Services Corp.*                           90,000               456
Fleetwood Enterprises, Inc.                         40,000               420
Modtech Holdings, Inc.*                             48,300               332
                                                                      ------
                                                                       1,208
                                                                      ------
Chemicals--3.5%
Arch Chemicals, Inc.                                18,000               319
Olin Corp.                                          20,000               443
PolyOne Corp.                                       60,000               353
Quaker Chemical Corp.                               30,000               564
Terra Industries, Inc.*                            100,000               250
                                                                      ------
                                                                       1,929
                                                                      ------
Computer Services & Software--4.7%
AlphaNet Solutions, Inc.*                           45,000                77
Computer Horizons Corp.*                            73,700               178
Computer Task Group, Inc.                           70,000               276
Epicor Software Corp.*                             230,000               180
MSC Software Corp.*                                 65,000               510
Phoenix Technologies, Ltd.*                         30,000               401
Pinnacle Systems, Inc.*                             75,000               563
Technology Solutions Co.*                          100,000               214
The 3DO Co.*                                        80,000               213
                                                                      ------
                                                                       2,612
                                                                      ------
Computer Systems--0.3%
Paravant Inc.  *                                    70,000               142
                                                                      ------
Computer-Network Products & Services--1.0%
Auspex Systems, Inc.*                               45,000               309
UNOVA, Inc.*                                        70,000               254
                                                                      ------
                                                                         563
                                                                      ------

                                                    Number             Value
                                                  of Shares            (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Computers & Office Equipment--7.8%
Atchison Casting Corp.*                             40,000            $  113
Carpenter Technology Corp.                          10,000               350
Century Aluminum Co.                                35,400               405
Dot Hill Systems Corp.*                             80,100               310
Evans & Sutherland Computer Corp.*                  70,000               551
Inprimis, Inc.*                                     55,000                52
Maxtor Corp.*                                       50,000               280
Maxwell Technologies, Inc.*                         25,000               373
MTS Systems Corp.                                   40,000               290
Penn Engineering & Manufacturing Corp.              12,000               423
Precision Castparts Corp.                           10,000               421
Sigma Designs, Inc.*                                67,000                76
Wallace Computer Services, Inc.                     40,000               680
                                                                      ------
                                                                       4,324
                                                                      ------
Consumer Products--1.5%
Applied Extrusion Technologies, Inc.*               69,300               215
Central Garden & Pet Co.*                           42,500               295
Herbalife International, Inc.                       45,000               347
                                                                      ------
                                                                         857
                                                                      ------
Containers--0.8%
Longview Fibre Co.                                  32,500               439
                                                                      ------
Diversified Operations--5.6%
Calgon Carbon Corp.                                 80,600               458
Deswell Industries, Inc.                            30,000               481
Lydall, Inc.*                                       17,500               152
Ogden Corp.*                                        30,000               461
Smith (A.O.)  Corp.                                 30,000               512
SPS Technologies, Inc.*                              9,000               493
Volt Information Sciences, Inc.*                    26,500               550
                                                                      ------
                                                                       3,107
                                                                      ------
Electrical Equipment--1.0%
Innovex, Inc. *                                     40,000               271
Merix Corp.*                                        20,000               271
                                                                      ------
                                                                         542
                                                                      ------
Electronic Components--5.0%
BMC Industries, Inc.                                80,000               390
Chyron Corp.*                                      100,000               125
Cubic Corp.                                         20,000               514
ESS Technology, Inc.*                               25,000               129
General Semiconductor, Inc.*                        60,000               375
MEMC Electronic Materials, Inc.*                    60,000               581
Planar Systems, Inc.*                               20,000               499
Reptron Electronics, Inc.*                          30,000               187
                                                                      ------
                                                                       2,800
                                                                      ------
Electronic Systems--2.7%
Analogic Corp.                                      11,500               515
GenRad, Inc.*                                       46,500               465
LeCroy Corp.*                                       25,000               305
Robotic Vision Systems, Inc.*                       80,000               225
                                                                      ------
                                                                       1,510
                                                                      ------
Electronics - Semiconductors--0.4%
Xicor, Inc.                                         70,000               235
                                                                      ------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Continued)
THE SMALL CAP VALUE FUND+

                                                    Number             Value
                                                  of Shares            (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Entertainment & Leisure--1.6%
AMC Entertainment, Inc.*                            80,000            $  320
Vail Resorts, Inc.*                                 25,500               598
                                                                      ------
                                                                         918
                                                                      ------
Foods--0.9%
Fleming Cos., Inc.                                  40,000               473
                                                                      ------
Forest Products--1.3%
Forest Oil Corp. *                                  20,000               738
                                                                      ------
Healthcare--1.7%
CorVel Corp. *                                      15,000               516
Spacelabs Medical, Inc.*                            25,000               326
Weider Nutrition International, Inc.                50,000               106
                                                                      ------
                                                                         948
                                                                      ------
Housewares--0.7%
Salton, Inc. *                                      20,000               414
                                                                      ------
Insurance--6.1%
Annuity and Life Re (Holdings), Ltd.                19,000               609
Fremont General Corp.                               80,000               225
Highlands Insurance Group, Inc.*                    40,000               360
Horace Mann Educators Corp.                         26,300               562
PXRE Group Ltd.                                     25,000               423
RenaissanceRe Holdings Ltd.                          7,500               587
Trenwick Group, Ltd.                                25,000               620
                                                                      ------
                                                                       3,386
                                                                      ------
Machinery--4.1%
Albany International Corp.*                         44,933               604
Chart Industries, Inc.*                             80,000               345
DT Industries, Inc.*                                38,500               137
Flowserve Corp.*                                    25,700               549
FSI International, Inc.*                            30,000               249
JLG Industries, Inc.                                10,000               106
Stewart & Stevenson Services, Inc.                  12,000               273
                                                                      ------
                                                                       2,263
                                                                      ------
Manufacturing--12.4%
ABC-Naco, Inc.  *                                   42,000               244
A.T. Cross Co.*                                     45,000               200
Baldwin Technology Co., Inc.*                       90,000               135
Brush Engineered Materials, Inc.                    22,000               444
Burlington Industries, Inc.*                       100,000               175
Cannondale Corp.*                                   40,000               148
CoorsTek, Inc.*                                     18,000               563
Donna Karan International, Inc.*                    60,000               540
Esterline Technologies Corp.*                       28,000               735
Griffon Corp.*                                      65,000               512
Hexcel Corp.*                                       50,000               447
Kaydon Corp.                                        15,000               373
Lamson & Sessions Co.*                              40,000               420
LESCO, Inc.                                         32,500               421
Osmonics, Inc.*                                     45,000               309
Steinway Musical Instruments, Inc.*                 30,000               538
Todd Shipyards Corp.*                               49,500               322
Toro Co.                                            10,000               367
                                                                      ------
                                                                       6,893
                                                                      ------

                                                    Number             Value
                                                  of Shares            (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Medical--1.1%
Colorado MEDtech, Inc.*                             60,000            $  193
LabOne, Inc.*                                       52,600               309
QuadraMed Corp.*                                   100,000                83
                                                                      ------
                                                                         585
                                                                      ------
Medical Instruments & Devices--0.1%
Palomar Medical Technologies  *                     35,000                51
                                                                      ------
Metal Components & Products--2.4%
Ladish Co., Inc.*                                   45,000               485
Timken Co.                                          27,500               416
Titanium Metals Corp.*                              65,000               439
                                                                      ------
                                                                       1,340
                                                                      ------
Oil & Gas--3.5%
Cabot Oil & Gas Corp.                               20,000               624
Chiles Offshore, Inc.*                              25,000               625
Friede Goldman Halter, Inc.*                        85,000               303
St. Mary Land & Exploration Co.                     12,500               417
                                                                      ------
                                                                       1,969
                                                                      ------
Photography Equipment & Supplies--0.4%
Polaroid Corp.                                      40,000               232
                                                                      ------
Printing & Publishing--1.9%
Banta Corp.                                         24,000               610
Bowne & Co., Inc.                                   40,000               423
                                                                      ------
                                                                       1,033
                                                                      ------
Railroads--0.5%
Corrpro Companies, Inc. *                          100,000               294
                                                                      ------
Restaurants--0.4%
Chart House Enterprises, Inc.*                      55,000               223
                                                                      ------
Retail--6.6%
Brown Shoe Co., Inc.                                50,000               650
Burlington Coat Factory Warehouse Corp.             30,000               568
Cash America International, Inc.                    80,000               350
Good Guys, Inc.*                                    65,000               196
Gymboree Corp.*                                     26,000               355
Nu Skin Enterprises, Inc.*                          95,000               505
Phar-Mor, Inc.*                                    100,000                92
ShopKo Stores, Inc.*                                50,000               250
Spiegel, Inc.                                       90,000               399
The Bombay Co., Inc.*                              100,000               194
Zany Brainy, Inc.*                                 187,600               103
                                                                      ------
                                                                       3,662
                                                                      ------
Semiconductor Equiptment--0.2%
Peak International Ltd. *                           20,700               109
                                                                      ------
Services - Commercial--0.9%
NCO Group, Inc.*                                    16,000               487
                                                                      ------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Concluded)
THE SMALL CAP VALUE FUND+

                                                    Number             Value
                                                  of Shares            (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Telecommunications--3.7%
Allen Telecom, Inc.*                                20,000          $    359
Channell Commercial Corp.*                          44,400               290
Comtech Telecommunications Corp.*                   29,900               463
Network Equipment Technologies, Inc.*               50,000               322
SymmetriCom, Inc.*                                  40,000               387
Westell Technologies, Inc.*                         85,000               259
                                                                    --------
                                                                       2,080
                                                                    --------
Telecommunications - Wireless--0.9%
Spectrian Corp.*                                    31,700               512
                                                                    --------
Textiles & Apparel--0.3%
Cone Mills Corp.*                                   66,400               170
                                                                    --------
Transportation--4.3%
Alexander & Baldwin, Inc.                           15,000               398
Arkansas Best Corp.*                                25,000               459
Fritz Cos., Inc.                                    48,000               293
Interpool, Inc.                                     20,000               341
OMI Corp.*                                          70,000               451
Overseas Shipholding Group, Inc.                    20,000               459
                                                                    --------
                                                                       2,401
                                                                    --------
Waste Management--0.5%
GTS Duratek, Inc.*                                  45,000               283
                                                                    --------
TOTAL COMMON STOCK
    (Cost $62,754)                                                    60,121
                                                                    --------

-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.8%
-----------------------------------------------------------------------------
RBB Sansom Street Fund - Money Market
  Portfolio                                      1,069,873             1,070
Provident Institutional Funds-TempCash           1,069,872             1,070
TOTAL SHORT-TERM INVESTMENTS
                                                                    --------
   (Cost $2,140)                                                       2,140
                                                                    --------
TOTAL INVESTMENTS--111.8%
  (Cost $64,894) (a)                                                  62,261

DIVIDEND PAYABLE (10.4%)                                              (5,805)

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(1.4%)                                               (779)
                                                                    --------

                                                                      Value
                                                                      (000)
------------------------------------------------------------------------------

------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO 4,302,798
   SHARES OF COMMIN STOCK
   ISSUED AND OUTSTANDING --100.0%                                  $ 55,677
                                                                    ========

NET ASSET VALUE. OFFERING AND
   REDEMPTION PRICE PER SHARE                                       $  12.94
                                                                    ========


---------------------------------
* Non-Income Producing Security
+ Prior to May 1, 2000, the Small Cap Value Fund was named the Small
  Capitalization Fund.


(a) At December 31, 2000, the cost for Federal income tax purposes was $65,385,748. Net unrealized depreciation was $3,124,666. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $8,001,539 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $11,126,205.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000
THE EMERGING GROWTH FUND

                                                    Number             Value
                                                  of Shares            (000)
-----------------------------------------------------------------------------
COMMON STOCKS-113.5%
-----------------------------------------------------------------------------
Advertising--1.8%
Lamar Advertising Co. *                             52,900          $  2,048
Ventiv Health, Inc.*                                37,400               473
                                                                    --------
                                                                       2,521
                                                                    --------
Broadcast/Media--8.4%
Citadel Communications Corp. *                      69,900               837
Cox Radio, Inc.  *                                 108,700             2,453
Entercom Communications Corp. *                     42,000             1,446
Hispanic Broadcasting Corp. *                       56,300             1,436
Macrovision Corp. *                                 71,900             5,323
Spanish Broadcasting System, Inc. *                 52,600               265
                                                                    --------
                                                                      11,760
                                                                    --------
Computer - Internet - Content Service--1.6%
HomeStore.com, Inc.*                                72,750             1,466
LifeMinders, Inc. *                                 40,800               140
Multex.com, Inc.*                                   43,100               585
                                                                    --------
                                                                       2,191
                                                                    --------
Computer - Internet Services & Software--9.5%
C-bridge Internet Solutions, Inc.  *               115,600               450
Digex, Inc. *                                       98,000             2,208
eSPEED, Inc. *                                      62,050               983
FirePond, Inc. *                                    89,700               848
Netegrity, Inc. *                                   12,600               685
Proxicom, Inc. *                                   143,700               595
Retek, Inc. *                                       78,200             1,911
Saba Software, Inc.  *                              90,800             1,436
Selectica, Inc.*                                    18,400               445
TIBCO Software, Inc. *                              29,900             1,447
webMethods, Inc. *                                  25,969             2,310
                                                                    --------
                                                                      13,318
                                                                    --------
Computer - Network Products & Services--0.6%
Lantronix, Inc.  *                                   9,050                57
Packeteer, Inc  *                                   40,200               499
Predictive Systems, Inc.  *                         32,200               233
                                                                    --------
                                                                         789
                                                                    --------
Computer Services & Software--13.6%
Actuate  Corp.*                                     71,900             1,377
Business Objects S.A. (ADR) *                       20,700             1,173
Informatica Corp. *                                 39,700             1,569
Interactive Intelligence, Inc. *                    31,600               750
National Instruments Corp.  *                       31,000             1,504
NetIQ Corp.*                                       120,750            10,547
Quest Software, Inc. *                              24,100               677
Research in Motion Ltd.*                            18,400             1,479
                                                                    --------
                                                                      19,076
                                                                    --------
Consumer Products--0.3%
Direct Focus, Inc.*                                 14,900               500
                                                                    --------
Electronics--1.3%
Molecular Devices Corp. *                           14,100               965
Power Integrations, Inc. *                          78,800               904
                                                                    --------
                                                                       1,869
                                                                    --------
Electronics - Semiconductors--4.3%
Exar Corp. *                                        42,500             1,316
Oak Technology, Inc.  *                             97,200               851
PLX Technology, Inc. *                              59,200               493
SIPEX Corp.*                                        58,600             1,395
TriQuint Semiconductor, Inc. *                      16,700               730
Virata Corp.  *                                    115,550             1,260
                                                                    --------
                                                                       6,045
                                                                    --------

                                                    Number             Value
                                                  of Shares            (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Finance--6.0%
Financial Federal Corp. *                           55,200            $ 1,318
Investment Technology Group, Inc.                   55,800              2,330
Knight Trading Group, Inc. *                        32,800                458
NextCard, Inc. *                                   119,600                953
Waddell & Reed Financial, Inc.                      88,000              3,311
                                                                      -------
                                                                        8,370
                                                                      -------
Healthcare--7.3%
Community Health Care*                              23,600                826
Health Management Associates, Inc.*                 55,200              1,145
Province Healthcare Co.*                           103,500              4,072
Sunrise Assisted Living, Inc.*                     164,400              4,115
                                                                      -------
                                                                       10,158
                                                                      -------
Hospital Supplies & Hospital Management--1.1%
Invacare Corp.                                      45,400              1,555
                                                                      -------
Hotels--2.4%
Four Seasons Hotels, Inc.                           52,900              3,366
                                                                      -------
Human Resources--1.0%
Hall, Kinion & Associates, Inc.*                    63,800              1,284
Resources Connection, Inc.*                          4,050                 77
                                                                      -------
                                                                        1,361
                                                                      -------
Marketing Research--0.7%
Catalina Marketing Corp.  *                         24,100                938
                                                                      -------
Medical - Biomedical/Gene--1.2%
Charles River Laboratories International, Inc. *    18,400                504
Inhale Therapeutic Systems, Inc.  *                 23,600              1,181
                                                                      -------
                                                                        1,685
                                                                      -------
Medical Supplies & Equipment--12.7%
Cytyc Corp. *                                      102,300              6,394
Priority Healthcare Corp.*                          48,300              1,964
Protein Design Labs, Inc. *                         16,100              1,383
ResMed, Inc.  *                                     20,100                802
Respironics, Inc.  *                                85,100              2,415
Specialty Laboratories, Inc.*                        1,150                 38
SurModics, Inc. *                                   89,000              3,290
Thoratec Laboratories Corp. *                       99,850              1,105
Vascular Solutions, Inc.  *                         47,700                350
                                                                      -------
                                                                       17,741
                                                                      -------
Optical Services & Supplies--1.8%
Oakley, Inc.  *                                    147,200              1,987
VISX, Inc. *                                        48,300                504
                                                                      -------
                                                                        2,491
                                                                      -------
Pharmaceuticals--2.2%
AeroGen, Inc.  *                                     4,300                 45
Andrx  Group  *                                     10,900                631
Bindley Western Industries, Inc.                    56,900              2,365
                                                                      -------
                                                                        3,041
                                                                      -------
Pharmacy Services--4.1%
Accredo Health, Inc.  *                             92,000              4,620
Syncor International Corp.  *                       32,200              1,171
                                                                      -------
                                                                        5,791
                                                                      -------
Research & Development--1.5%
Albany Molecular Research, Inc. *                   16,100                995
Aurora Biosciences Corp. *                          36,200              1,139
                                                                      -------
                                                                        2,134
                                                                      -------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Concluded)
THE EMERGING GROWTH FUND


                                                    Number             Value
                                                  of Shares            (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Retail--3.1%
99 Cents Only Stores*                               26,400            $    723
Dollar Tree Stores, Inc. *                          43,100               1,057
Factory 2-U Stores, Inc.  *                         39,100               1,294
School Specialty, Inc.  *                           66,700               1,340
                                                                      --------
                                                                         4,414
                                                                      --------
Retail - Internet--1.3%
GoTo.com, Inc.  *                                  247,200               1,812
                                                                      --------
Services - Commercial--2.0%
MemberWorks, Inc. *                                 80,500               1,713
TeleTech Holdings, Inc. *                           38,500                 709
Wireless Facilities, Inc.  *                        11,500                 417
                                                                      --------
                                                                         2,839
                                                                      --------
Services - Consulting--2.6%
Forrester Research, Inc. *                          23,250               1,163
Professional Detailing, Inc. *                      22,750               2,414
                                                                      --------
                                                                         3,577
                                                                      --------
Telecommunications--4.9%
Allegiance Telecom, Inc. *                          39,350                 878
MCK Communications, Inc. *                         204,900               1,735
McLeodUSA, Inc. *                                   99,500               1,405
Stanford Microdevices, Inc.*                        19,000                 683
West TeleServices Corp. *                           42,400               1,195
Xo Communications, Inc .*                           50,712                 905
                                                                      --------
                                                                         6,801
                                                                      --------
Telecommunications - Wireless--2.5%
Leap Wireless International, Inc.  *                20,700                 517
Metro One Telecommunications, Inc.  *               72,000               1,728
Triton PCS Holdings,  Inc.  *                       24,700                 844
Winstar Communications, Inc.  *                     29,900                 350
                                                                      --------
                                                                         3,439
                                                                      --------
Therapeutics--5.9%
Abgenix, Inc. *                                     55,800               3,297
COR Therapeutics, Inc.*                             36,200               1,273
Medarex, Inc. *                                     68,400               2,783
PRAECIS Pharmaceuticals, Inc. *                     29,050                 846
                                                                      --------
                                                                         8,199
                                                                      --------
Transportation Services--2.3%
Atlas Air, Inc.*                                    23,600                 770
Forward Air Corp. *                                 64,650               2,424
                                                                      --------
                                                                         3,194
                                                                      --------
Wireless Communications--5.5%
American Tower Corp.                               117,900               4,465
Metawave Communications Corp. *                    170,700               1,568
Netro Corp. *                                       30,450                 213
Powerwave Technologies, Inc. *                      23,600               1,378
WebLink Wireless, Inc. *                            33,300                 112
                                                                      --------
                                                                         7,736
                                                                      --------
TOTAL COMMON STOCKS
  (Cost $168,855)                                                      158,711
                                                                      --------

                                                    Number             Value
                                                  of Shares            (000)
-----------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST (REIT)--0.3%
-----------------------------------------------------------------------------
 Diversified--0.3%
 Pinnacle Holdings, Inc. *
   (Cost $1,068)                                   47,450           $    432
                                                                    --------

----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.8%
----------------------------------------------------------------------------
Provident Institutional Funds - TempCash        5,436,758              5,437
Provident Institutional Funds - TempFund        5,436,758              5,437
                                                                    --------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $10,874)                                                    10,874
                                                                    --------
TOTAL INVESTMENTS-121.6%
  (Cost  $180,797) (a)                                               170,017

DIVIDEND PAYABLE--(18.6%)                                            (26,065)

LIABILITES IN EXCESS
   OF OTHER ASSETS--(3.0%)                                            (4,178)
                                                                    --------
NET ASSETS APPLICABLE TO 5,615,598
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                    $139,774
                                                                    ========
NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                                      $  24.89
                                                                    ========

----------------------------------
* Non-Income Producing Security

ADR - American Depository Receipt

(a) At December 31, 2000 the cost for Federal income tax purposes was $184,492,319. Net unrealized depreciation was $14,475,040. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $31,890,407 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $46,365,4475.

 The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000
THE LIMITED MATURITY BOND FUND

                                                    Par              Value
                                                   (000)             (000)
-----------------------------------------------------------------------------
CORPORATE BOND--4.7%
-----------------------------------------------------------------------------
Electrical Power--4.7%
Southern Energy Mid-Atlantic
     9.1250%, 06/30/17
  (Cost $500)                                      500              $  514
                                                                    ------

-----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--32.9%
-----------------------------------------------------------------------------
U.S. Treasury Notes--12.9%
     6.500%, 08/31/01                              1,000             1,006
     6.750%, 05/15/05                                375               399
                                                                    ------
                                                                     1,405
                                                                    ------
U.S. Treasury Notes Inflation Indexed Notes--20.0%
     3.625%, 07/15/02                              2,000             2,177
                                                                    ------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,565)                                                      3,582
                                                                    ------

-----------------------------------------------------------------------------
AGENCY OBLIGATIONS--12.3%
-----------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation--6.0%
     5.500%, 01/02/01                                650               650
Government National Mortgage Associaton--6.3%
     6.500%, 01/01/30                                700               692
                                                                    ------
TOTAL AGENCY OBLIGATIONS
  (Cost $1,338)                                                      1,342
                                                                    ------

-----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--12.6%
-----------------------------------------------------------------------------
Asset Securitization Corp.
    7.400%, 10/13/26                               1,000             1,055
LB Commercial Conduit Mortgage Trust
     6.410%, 08/15/07                                318               321
                                                                    ------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $1,323)                                                      1,376
                                                                    ------

-----------------------------------------------------------------------------
ASSET BACKED SECURITIES--39.1%
-----------------------------------------------------------------------------
American Express Master Trust
     7.850%, 08/15/05                                500               530
Discover Card Master Trust I
     6.830%, 09/16/05                                500               501
First USA Credit Card Master Trust
     6.779%, 01/18/06                                200               200
Massachusetts RRB Special Purpose Trust
     6.450%, 09/15/05                                500               503
MBNA Master Credit Card Trust
     6.790%, 10/15/05                                500               501
PECO Energy Transition Trust
    7.300%, 09/01/04                                 500               505
PP&L Transition Bond Co. LLC
     6.720%, 12/26/05                              1,000             1,012
Providian Master Trust
     6.720%, 12/26/05                                500               504
                                                                    ------
TOTAL ASSET BACKED SECURITIES
  (Cost $4,201)                                                      4,256
                                                                    ------

                                                    Number           Value
                                                  of Shares          (000)
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--10.0%
-----------------------------------------------------------------------------
Janus Money Market Fund, Inc.                    571,666               572
Provident Institutional Funds - TempFund         523,457               523
                                                                   -------
TOTAL SHORT-TERM INVESTMENTS                                         1,095
   (Cost $1,095)                                                   -------

TOTAL INVESTMENTS--111.6%                                           12,165
   (Cost $12,022) (a)                                              -------

TOTAL INVESTMENTS--111.6%                                           12,165
   (Cost $12,022) (a)                                              -------

PAYABLE FOR SECURITIES                                                (690)
   PURCHASED--(6.3%)

DIVIDEND PAYABLE--(5.8%)                                              (635)

OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.5%                                                 58
                                                                   -------
NET ASSETS APPLICABLE TO 1,075,448
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100%                                    $10,898
                                                                   =======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                      $ 10.13
                                                                   =======

--------------------------------
(a) At December 31, 2000, the cost for Federal income tax purposes was $12,022,208. Net unrealized appreciation was $142,855. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $142,855.


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000
THE GROWTH AND INCOME FUND

                                                    Par              Value
                                                   (000)             (000)
-----------------------------------------------------------------------------
CONVERTIBLE BOND -- 1.7%
-----------------------------------------------------------------------------
Telecommunications--1.7%
Nextel Communications, Inc.
     5.250%, 01/15/10
  (Cost $663)                                         700          $   513
                                                                   -------

                                                   Number
                                                 of Shares
-----------------------------------------------------------------------------
COMMON STOCK -- 94.9%
-----------------------------------------------------------------------------
Aerospace & Defense--2.6%
United Technologies Corp.                          10,000              786
                                                                   -------
Computer - Network Products & Services--4.7%
Cisco Systems, Inc. *                              14,000              535
Network Appliance, Inc.*                            5,000              321
Sun Microsystems, Inc. *                           20,000              557
                                                                   -------
                                                                     1,413
                                                                   -------
Computer Services & Software--6.0%
Automatic Data Processing, Inc.                    11,000              696
Computer Sciences Corp.*                            5,000              301
EMC Corp. *                                        10,000              665
Microsoft Corp.*                                    3,000              130
                                                                   -------
                                                                     1,792
                                                                   -------
Computers & Office Equipment--2.1%
International Business Machines Corp.               7,500              638
                                                                   -------
Cosmetics & Toiletries--2.4%
Kimberly-Clark Corp.                               10,000              707
                                                                   -------
Diversified Manufacturing Operations--6.4%
General Electric Co.                               20,000              959
Tyco International Ltd.                            17,500              971
                                                                   -------
                                                                     1,930
                                                                   -------
Electric Products--2.0%
Emerson Electric Co.                                7,500              591
                                                                   -------
Electronics - Semiconductors--3.7%
Intel Corp.                                        10,000              301
Texas Instruments, Inc.                            17,000              805
                                                                   -------
                                                                     1,106
                                                                   -------
Energy Resources & Services--4.5%
Duke Energy Corp.                                  10,000              852
Enron Corp.                                         6,000              499
                                                                   -------
                                                                     1,351
                                                                   -------
Fiber Optics--1.3%
Corning , Inc.                                      7,500              396
                                                                   -------

                                                    Number           Value
                                                  of Shares          (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Finance--14.6%
Citigroup, Inc.                                    24,000           $ 1,225
Freddie Mac                                        10,000               689
MBNA Corp.                                         32,000             1,182
Merrill Lynch & Co. , Inc.                         10,000               682
State Steet Corp.                                   5,000               621
                                                                   --------
                                                                      4,399
                                                                   --------
Foods--3.7%
SYSCO Corp.                                        37,500             1,125
                                                                   --------
Insurance--3.6%
American International Group, Inc.                 11,000             1,084
                                                                   --------
Medical--2.8%
Amgen, Inc. *                                      13,000               832
                                                                   --------
Medical Supplies & Equipment--3.6%
Medtronic, Inc.                                    18,000             1,087
                                                                   --------
Oil & Gas --7.7%
Exxon Mobil Corp.                                  13,000             1,130
Schlumberger Ltd.                                  15,000             1,199
                                                                   --------
                                                                      2,329
                                                                   --------
Pharmaceuticals--10.6%
Eli Lilly & Co.                                    10,000               931
Merck & Co., Inc.                                  12,000             1,124
Pfizer, Inc.                                       25,000             1,150
                                                                   --------
                                                                      3,205
                                                                   --------
Retail--8.0%
Home Depot,  Inc.                                  15,000               685
Safeway, Inc.*                                      5,500               344
Wal-Mart Stores, Inc.                              10,000               531
Walgreen Co.                                       20,000               836
                                                                   --------
                                                                      2,396
                                                                   --------
Telecommunications--4.6%
Nokia Corp. (ADR)                                  10,000               435
Nortel Networks Corp.                              15,000               481
SBC Communications, Inc.                           10,000               478
                                                                   --------
                                                                      1,394
TOTAL COMMON STOCK
  (Cost $27,807)                                                     28,561
                                                                   --------

-----------------------------------------------------------------------------
PREFERRED STOCK -- 5.0%
-----------------------------------------------------------------------------
Retail--5.0%
CVS Automatic Common Exchange traces
  6% due 5/15/01
  (Cost $1,168)                                    15,000             1,497
                                                                   --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Concluded)
THE GROWTH AND INCOME FUND

                                                   Number           Value
                                                 of Shares          (000)
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.4%
-----------------------------------------------------------------------------
Provident Institutional Funds - TempCash          664,620          $   664
Provident Institutional Funds - TempFund          664,620              665
                                                                   -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,329)                                                      1,329
                                                                   -------
TOTAL INVESTMENTS--106.0%
  (Cost $30,967) (a)                                                31,900

LIABILITIES IN EXCESS
   OF OTHER ASSETS--(6.0%)                                          (1,801)
                                                                   -------
NET ASSETS APPLICABLE TO 3,443,862
   SHARES OF COMMON STOCK
   ISSUED AND OUTSTANDING--100.0%                                  $30,099
                                                                   =======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                      $  8.74
                                                                   =======

---------------------------------------
* Non-Income Producing Security
ADR - American Depository Receipt

(a) At December 31, 2000, the cost for Federal income tax purposes was $31,004,820. Net unrealized appreciation was $895,120. This consisted of aggregate gross appreciation for all securities in which there was an excess of market value over tax cost of $6,622,081 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,726,961.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000
THE INDEX 500 FUND

                                                   Number           Value
                                                 of Shares          (000)
-----------------------------------------------------------------------------
COMMON STOCKS--97.9%
-----------------------------------------------------------------------------
Advertising--0.2%
Interpublic Group of Cos., Inc.                     5,500            $  234
Omnicom Group, Inc.                                 3,200               265
                                                                     ------
                                                                        499
                                                                     ------
Aerospace & Defense--1.2%
B.F. Goodrich Co.                                   1,800                65
Boeing Co.                                         15,800             1,043
General Dynamics Corp.                              3,600               281
Lockheed Martin Corp.                               7,700               261
Northrop Grumman Corp.                              1,300               108
Raytheon Co.                                        6,100               189
United Technologies Corp.                           8,400               660
                                                                     ------
                                                                      2,607
                                                                     ------
Air Transportation--0.3%
AMR Corp.*                                          2,700               106
Delta Air Lines, Inc.                               2,200               110
Southwest Airlines Co.                              8,900               298
US Airways Group, Inc.*                             1,200                49
                                                                     ------
                                                                        563
                                                                     ------
Automobiles & Related--0.4%
Ford Motor Co.                                     33,400               783
                                                                     ------
Autos, Tires, & Accessories--0.6%
Cooper Tire & Rubber Co.                            1,300                14
Dana Corp.                                          2,600                40
Delphi Automotive Systems Corp.                    10,000               113
General Motors Corp.                               10,100               514
Genuine Parts Co.                                   3,100                81
Goodyear Tire & Rubber Co.                          2,800                64
Navistar International Corp.*                       1,100                29
PACCAR, Inc.                                        1,400                69
Rockwell International Corp.                        3,300               157
TRW, Inc.                                           2,200                85
Visteon Corp.                                       2,300                26
                                                                     ------
                                                                      1,192
                                                                     ------
Banking--5.0%
AmSouth Bancorporation                              6,700               102
Bank of America Corp.                              29,000             1,330
Bank of New York Co., Inc.                         13,200               728
Bank One Corp.                                     20,600               754
BB&T Corp.                                          7,100               265
Charter One Financial, Inc.                         3,700               107
Comerica, Inc.                                      2,800               166
Fifth Third Bancorp.                                8,200               490
First Union Corp.                                  17,500               487
Firstar Corp.                                      16,900               393
FleetBoston Financial Corp.                        16,100               605
Golden West Financial Corp.                         2,800               189
Huntington Bancshares, Inc.                         4,500                73
KeyCorp.                                            7,600               213
Mellon Financial Corp.                              8,700               428
National City Corp.                                10,800               311
Northern Trust Corp.                                4,000               326
Old Kent Financial Corp.                            2,500               109

                                                   Number           Value
                                                 of Shares          (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
PNC Financial Services Group                        5,200          $   380
Regions Financial Corp.                             4,000              110
SouthTrust Corp.                                    3,000              122
Summit Bancorp                                      3,100              118
SunTrust Banks, Inc.                                5,300              334
Synovus Financial Corp.                             5,100              137
U.S. Bancorp                                       13,400              391
Union Planters Corp.                                2,400               86
Wachovia Corp.                                      3,600              209
Wells Fargo & Co.                                  30,500            1,698
                                                                   -------
                                                                    10,661
                                                                   -------
Beverages--2.3%
Adolph Coors Co.                                      700               56
AnheuserBusch Cos., Inc.                           16,100              733
BrownForman Corp.                                   1,200               80
CocaCola Co.                                       44,200            2,693
CocaCola Enterprises, Inc.                          7,400              141
PepsiCo, Inc.                                      25,700            1,274
                                                                   -------
                                                                     4,977
                                                                   -------
Biological Products--0.2%
Applera Corp.--Applied Biosystems Group             3,800              357
                                                                   -------
Broadcast/Media--1.4%
Clear Channel Communications, Inc.*                10,400              504
Time Warner, Inc.                                  23,700            1,238
Viacom, Inc.*                                      27,000            1,262
                                                                   -------
                                                                     3,004
                                                                   -------
Broadcast & Publishing--0.0%
Meredith Corp.                                        900               29
                                                                   -------
Building & Building Supplies--0.2%
Centex Corp.                                        1,100               41
Kaufman & Broad Home Corp.                            800               27
Masco Corp.                                         8,000              206
Pulte Corp.                                           700               30
SherwinWilliams Co.                                 2,900               76
Vulcan Materials Co.                                1,800               86
                                                                   -------
                                                                       466
                                                                   -------
Building Maintenance & Services--0.0%
Ecolab, Inc.                                        2,300               99
                                                                   -------
Building Products--0.2%
Lowe's Cos., Inc                                    6,800              303
                                                                   -------
Cable Operators--0.3%
Comcast Corp.*                                     16,100              672
                                                                   -------
Chemicals--1.1%
Air Products & Chemicals, Inc.                      4,100              168
Ashland, Inc.                                       1,200               43
Dow Chemical Co.                                   12,100              443
Du Pont (E.I.) de Nemours and Co.                  18,600              899

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Continued)
THE INDEX 500 FUND

                                                   Number           Value
                                                 of Shares          (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Eastman Chemical Co.                                1,400           $   68
Engelhard Corp.                                     2,300               47
Great Lakes Chemical Corp.                            900               33
Hercules, Inc.                                      1,900               36
PPG Industries, Inc.                                3,000              139
Praxair, Inc.                                       2,800              124
Rohm & Haas Co.                                     3,900              142
SigmaAldrich Corp.                                  1,400               55
Union Carbide Corp.                                 2,400              129
                                                                    ------
                                                                     2,326
                                                                    ------
Computer  Internet Services & Software--0.9%
America Online, Inc.*                              41,600            1,448
BroadVision, Inc. *                                 4,800               57
Yahoo! Inc.*                                       10,000              300
                                                                    ------
                                                                     1,805
                                                                    ------
Computer  Network Services & Software--0.1%
Citrix Systems, Inc.*                               3,300               74
Symbol Technologies, Inc.                           2,600               94
                                                                    ------
                                                                       168
                                                                    ------
Computer  Network Products & Services--4.6%
Adaptec, Inc.*                                      1,800               18
Cabletron Systems, Inc.*                            3,300               50
Cisco Systems, Inc.*                              128,300            4,907
Network Appliance, Inc.*                            5,600              359
Oracle Corp.*                                      99,800            2,900
Sun Microsystems, Inc.*                            57,400            1,598
                                                                    ------
                                                                     9,832
                                                                    ------
Computer Services & Software--5.2%
Adobe Systems, Inc.                                 4,300              250
Autodesk, Inc.                                      1,000               27
Automatic Data Processing, Inc.                    11,300              715
BMC Software, Inc.*                                 4,400               62
Ceridian Corp.*                                     2,600               52
Computer Associates International, Inc.            10,400              203
Computer Sciences Corp.*                            3,000              180
Compuware Corp.*                                    6,500               41
Deluxe Corp.                                        1,300               33
Electronic Data Systems Corp.                       8,300              479
EMC Corp.*                                         39,000            2,594
First Data Corp.                                    7,000              369
Intuit, Inc. *                                      3,700              146
Mercury Interactive Corp.*                          1,400              126
Microsoft Corp.*                                   95,100            4,128
NCR Corp.*                                          1,700               84
Novell, Inc.*                                       5,900               31
Parametric Technology Corp.*                        4,900               66
PeopleSoft, Inc.*                                   5,100              189
Sapient Corp.*                                      2,200               26
Siebel Systems, Inc.*                               7,700              520
Unisys Corp.*                                       5,600               82
VERITAS Software Corp.*                             7,000              613
                                                                    ------
                                                                    11,016
                                                                    ------

                                                   Number           Value
                                                 of Shares          (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Computers & Office Equipment--2.6%
Apple Computer, Inc.*                               5,800               86
Compaq Computer Corp.                              30,300              456
Dell Computer Corp.*                               46,100              805
Gateway, Inc.*                                      5,800              104
HewlettPackard Co.                                 35,300            1,114
International Business Machines Corp.              31,300            2,661
Lexmark International Group, Inc.*                  2,300              102
Pitney Bowes, Inc.                                  4,500              149
Xerox Corp.                                        11,900               55
                                                                    ------
                                                                     5,532
                                                                    ------
Consumer Products--1.3%
American Greetings Corp.                            1,100               10
Brunswick Corp.                                     1,600               26
Clorox Co.                                          4,200              149
Fortune Brands, Inc.                                2,800               84
Mattel, Inc.                                        7,600              110
Maytag Corp.                                        1,400               45
Newell Rubbermaid, Inc.                             4,800              109
NIKE, Inc.                                          4,800              268
Philip Morris Cos., Inc.                           39,600            1,742
Reebok International Ltd.*                          1,000               27
Tupperware Corp.                                    1,000               20
UST, Inc.                                           2,900               81
V.F. Corp.                                          2,000               72
Whirlpool Corp.                                     1,200               57
                                                                    ------
                                                                     2,800
                                                                    ------
Containers--0.1%
Ball Corp.                                            500               23
Bemis Co., Inc.                                       900               30
Pactiv Corp.*                                       2,800               35
Sealed Air Corp.*                                   1,500               46
                                                                    ------
                                                                       134
                                                                    ------
Cosmetics & Toiletries--1.9%
AlbertoCulver Co.                                   1,000               43
Avon Products, Inc.                                 4,200              201
ColgatePalmolive Co.                               10,200              658
Gillette Co.                                       18,800              679
International Flavors & Fragrances, Inc.            1,700               35
KimberlyClark Corp.                                 9,500              672
Procter & Gamble Co.                               23,200            1,820
                                                                    ------
                                                                     4,108
                                                                    ------
Cruise Lines--0.2%
Carnival Corp.                                     10,400              320
                                                                    ------
Diversified Manufacturing Operations--6.0%
Cooper Industries, Inc.                             1,700               78
Crane Co.                                           1,100               31
Danaher Corp.                                       2,500              171
Eaton Corp.                                         1,200               90
Fluor Corp.   *                                     1,300               43
FMC Corp.*                                            500               36

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Continued)
THE INDEX 500 FUND

                                                   Number           Value
                                                 of Shares          (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
General Electric Co.                              176,700          $ 8,471
Honeywell International, Inc.                      14,200              672
Illinois Tool Works, Inc.                           5,400              322
ITT Industries, Inc.                                1,600               62
Leggett & Platt, Inc.                               3,500               66
Minnesota Mining & Manufacturing Co. (3M)           7,000              844
National Service Industries, Inc.                     700               18
Pall Corp.                                          2,200               47
Textron, Inc.                                       2,500              116
Tyco International Ltd.                            31,200            1,732
                                                                   -------
                                                                    12,799
                                                                   -------
Electric-Integrated--0.2%
Allegheny Energy, Inc.                              2,000               96
NiSource, Inc.                                      3,600              111
Xcel Energy, Inc.                                   6,100              177
                                                                   -------
                                                                       384
                                                                   -------
Electrical Power--0.3%
American Electric Power Co., Inc.                   5,700              265
Dominion Resources, Inc.                            4,300              288
Entergy Corp.                                       4,000              169
                                                                   -------
                                                                       722
                                                                   -------
Electric Products--0.3%
Emerson Electric Co.                                7,600              599
                                                                   -------
Electronic Components--0.5%
Agilent Technologies, Inc.*                         8,100              444
Sanmina Corp.*                                      2,700              207
Solectron Corp.*                                   11,300              383
Tektronix, Inc.*                                    1,700               57
Thomas & Betts Corp.                                1,000               16
                                                                   -------
                                                                     1,107
                                                                   -------
Electronics  Semiconductors--4.0%
Advanced Micro Devices, Inc.*                       5,600               77
Altera Corp.*                                       7,100              187
Analog Devices, Inc.*                               6,400              328
Applied Materials, Inc.*                           14,500              554
Applied Micro Circuits Corp. *                        300               23
Broadcom Corp. *                                    4,200              353
Conexant Systems, Inc.*                             4,100               62
Intel Corp.                                       120,000            3,608
KLATencor Corp.*                                    3,300              111
Linear Technology Corporation                       5,600              259
LSI Logic Corp.*                                    5,700               97
Maxim Integrated Products, Inc.*                    5,100              244
Micron Technology, Inc.*                           10,100              359
National Semiconductor Corp.*                       3,200               64
Novellus Systems, Inc.*                             2,300               82
QLogic Corp.*                                       1,600              124
Teradyne, Inc.*                                     3,100              115
Texas Instruments, Inc.                            30,800            1,459
Vitesse Semiconductor Corp. *                       3,200              177
Xilinx, Inc.*                                       5,900              273
                                                                   -------
                                                                     8,556
                                                                   -------
Energy Products & Services--0.1%
Progress Energy, Inc.                               3,700              182
                                                                   -------

                                                   Number           Value
                                                 of Shares          (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Energy Resources & Services--2.9%
AES Corp.*                                          8,200           $  454
Ameren Corp.                                        2,400              111
American Power Conversion Corp.*                    3,500               43
Calpine Corp.  *                                    5,000              225
Cinergy Corp.                                       2,800               98
CMS Energy Corp.                                    2,200               70
Consolidated Edison, Inc.                           3,800              146
Constellation Energy Group                          2,700              122
DTE Energy Co.                                      2,500               97
Duke Energy Corp.                                   6,600              563
Edison International                                5,800               91
El Paso Energy Corp.                                4,100              294
Enron Corp.                                        13,300            1,106
Exelon Corp.                                        5,700              400
FirstEnergy Corp.                                   4,000              126
FPL Group, Inc.                                     3,200              230
GPU, Inc.                                           2,200               81
KeySpan Corp.                                       2,400              102
Massey Energy Co.                                   1,300               17
Molex, Inc.                                         3,500              124
Niagara Mohawk Holdings, Inc.*                      2,900               48
PG&E Corp.                                          6,900              138
Pinnacle West Capital Corp.                         1,500               71
PPL Corp., Inc.                                     2,600              117
Public Service Enterprise Group, Inc.               3,800              185
Reliant Energy, Inc.                                5,300              230
Southern Co.                                       12,100              402
TXU Corp.                                           4,600              204
Williams Cos., Inc.                                 7,800              312
                                                                    ------
                                                                     6,207
                                                                    ------
Engines--0.0%
Briggs & Stratton Corp.                               400               18
Cummins Engine Co., Inc.                              700               27
                                                                    ------
                                                                        45
                                                                    ------
Entertainment & Leisure--0.5%
Harrah's Entertainment, Inc.*                       2,100               55
The Walt Disney Co.                                37,200            1,076
                                                                    ------
                                                                     1,131
                                                                    ------
Fiber Optics--0.7%
Corning , Inc.                                     16,400              866
JDS Uniphase Corp.*                                17,100              712
                                                                    ------
                                                                     1,578
                                                                    ------
Finance--8.2%
Ambac Financial Group, Inc.                         1,900              111
American Express Co.                               23,700            1,302
Bear Stearns Companies, Inc.                        1,900               96
Capital One Financial Corp.                         3,500              230
Charles Schwab Corp.                               24,700              701
Chase Manhattan Corp.                              23,400            1,063
CIT Group, Inc.                                     4,700               95
Citigroup, Inc.                                    89,600            4,575
Countrywide Credit Industries, Inc.                 2,000              101
Equifax, Inc.                                       2,500               72
Federal National Mortgage Assocation               18,000            1,562
Franklin Resources, Inc.                            4,300              164

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS --DECEMBER, 31, 2000 (Continued)
THE INDEX 500 FUND

                                                   Number            Value
                                                 of Shares           (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                   12,400           $   854
H & R Block, Inc.                                   1,600                66
Household International, Inc.                       8,400               462
J.P. Morgan & Co., Inc.                             2,900               480
Lehman Brothers Holdings, Inc.                      4,300               291
MBIA, Inc.                                          1,800               133
MBNA Corp.                                         15,200               561
Merrill Lynch & Co., Inc.                          14,400               982
Moody's Corp.                                       2,900                74
Morgan Stanley Dean Witter & Co.                   20,000             1,585
Paychex, Inc.                                       6,600               321
Providian Financial Corp.                           5,100               293
State Street Corp.                                  2,900               360
Stilwell Financial, Inc                             4,000               158
T. Rowe Price Group, Inc.                           2,200                93
USA Education,  Inc.                                2,900               197
Washington Mutual, Inc.                             9,600               509
                                                                    -------
                                                                     17,491
                                                                    -------
Foods--1.6%
ArcherDanielsMidland Co.                           11,300               170
Campbell Soup Co.                                   7,500               260
ConAgra, Inc.                                       9,500               247
General Mills, Inc.                                 5,000               223
Heinz (H.J.) Co.                                    6,200               294
Hershey Foods Corp.                                 2,400               155
Kellogg Co.                                         7,200               189
Quaker Oats Co.                                     2,300               224
RalstonRalston Purina Group                         5,500               144
Sara Lee Corp.                                     14,900               366
SUPERVALU, Inc.                                     2,400                33
SYSCO Corp.                                        12,000               360
Unilever NV                                        10,200               642
Wm. Wrigley Jr., Co.                                2,000               192
                                                                    -------
                                                                      3,499
                                                                    -------
Healthcare--0.7%
HCA  The Healthcare Corp.                           9,800               431
HEALTHSOUTH Corp.*                                  6,900               113
Humana, Inc.*                                       3,000                46
Manor Care, Inc.*                                   1,800                37
McKesson HBOC, Inc.                                 5,100               183
Tenet Healthcare Corp.                              5,700               253
UnitedHealth Group, Inc.                            5,600               344
Wellpoint Health Networks, Inc.*                    1,100               127
                                                                    -------
                                                                      1,534
                                                                    -------
Hotels & Resorts--0.2%
Hilton Hotels Corporation                           6,600                69
Marriott International, Inc.                        4,300               182
Starwood Hotels & Resorts Worldwide, Inc.           3,400               120
                                                                    -------
                                                                        371
                                                                    -------
Human Resources--0.0%
Robert Half International, Inc.*                    3,200                85
                                                                    -------

                                                   Number            Value
                                                 of Shares           (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Instruments  Scientific--0.1%
Millipore Corp.                                       800           $   50
PerkinElmer, Inc.                                     900               95
                                                                    ------
                                                                       145
                                                                    ------
Instruments  Controls--0.1%
Johnson Controls, Inc.                              1,500               78
ParkerHannifin Corp.                                2,100               93
Thermo Electron Corp.*                              3,200               95
                                                                    ------
                                                                       266
                                                                    ------
Insurance--4.2%
Aetna, Inc.*                                        2,500              103
AFLAC, INC.                                         4,700              339
Allstate Corp.                                     13,000              566
American General Corp.                              4,500              367
American International Group, Inc.                 41,500            4,090
Aon Corp.                                           4,600              158
Chubb Corp.                                         3,100              268
CIGNA Corp.                                         2,700              357
Cincinnati Financial Corp.                          2,900              115
Conseco, Inc.                                       5,800               76
Hartford Financial Services Group, Inc.             4,000              283
JeffersonPilot Corp.                                1,800              135
Lincoln National Corp.                              3,400              161
Loews Corp.                                         1,800              186
Marsh & McLennan Cos., Inc.                         4,900              573
MetLife, Inc.                                      13,600              476
MGIC Investment Corp.                               1,900              128
Progressive Corp.                                   1,300              135
SAFECO Corp.                                        2,300               76
St. Paul Cos., Inc.                                 3,900              212
Torchmark Corp.                                     2,300               88
UnumProvident Corp.                                 4,300              116
                                                                    ------
Total Insurance                                                      9,008
                                                                    ------
Machinery--0.4%
Black & Decker Corp.                                1,400               55
Caterpillar, Inc.                                   6,100              289
Deere & Co.                                         4,200              192
Dover Corp.                                         3,600              146
IngersollRand Co.                                   2,900              121
McDermott International, Inc.                       1,100               12
SnapOn, Inc.                                        1,000               28
Stanley Works                                       1,500               47
                                                                    ------
                                                                       890
                                                                    ------
Medical--0.7%
Amgen, Inc.*                                       18,400            1,177
Biogen, Inc.*                                       2,600              156
Chiron Corp.  *                                     3,400              151
                                                                    ------
                                                                     1,484
                                                                    ------
Medical Products--1.2%
Johnson & Johnson                                  24,800            2,606
                                                                    ------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Continued)
THE INDEX 500 FUND

                                                   Number            Value
                                                 of Shares           (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Medical Supplies & Equipment--1.3%
Baxter International, Inc.                          5,200           $   459
Becton, Dickinson & Co.                             4,500               156
Biomet, Inc.                                        3,200               127
Boston Scientific Corp.*                            7,200                99
C.R. Bard, Inc.                                       900                42
Guidant Corp.*                                      5,500               297
Medtronic, Inc.                                    21,400             1,292
St. Jude Medical, Inc.*                             1,500                92
Stryker Corp.                                       3,500               177
                                                                    -------
                                                                      2,741
                                                                    -------
Metal Components & Products--0.5%
Alcan Aluminum Ltd.                                 5,800               198
Alcoa, Inc.                                        15,400               516
Allegheny Technologies, Inc.                        1,400                22
FreeportMcMoRan Copper & Gold, Inc.*                2,600                22
Inco, Ltd.*                                         3,200                54
Nucor Corp.                                         1,400                56
Phelps Dodge Corp.                                  1,400                78
Timken Co.                                          1,100                17
USXU.S. Steel Group                                 1,600                29
Worthington Industries, Inc.                        1,500                12
                                                                    -------
                                                                      1,004
                                                                    -------
Mining  Gold--0.1%
Barrick Gold Corp.                                  7,100               116
Homestake Mining Co.                                4,700                20
Newmont Mining Corp.                                3,000                51
Placer Dome, Inc.                                   5,800                56
                                                                    -------
                                                                        243
                                                                    -------
Motorcycles--0.1%
HarleyDavidson, Inc.                                5,400               215
                                                                    -------
Office Supplies--0.1%
Avery Dennison Corp.                                2,000               110
                                                                    -------
Oil & Gas--6.1%
Amerada Hess Corp.                                  1,600               117
Anadarko Petroleum Corp.                            4,400               313
Apache Corp.                                        2,200               154
Baker Hughes, Inc.                                  5,900               245
Burlington Resources, Inc.                          3,800               192
Chevron Corp.                                      11,400               963
Coastal Corp.                                       3,800               336
Conoco, Inc. Class B                               11,100               321
Devon Energy Corp.                                  2,300               140
EOG Resources, Inc.                                 2,100               115
Exxon Mobil Corp.                                  62,000             5,390
Halliburton Co.                                     7,900               286
KerrMcGee Corp.                                     1,700               114
Nabors Industries, Inc. *                           2,600               154
NICOR, Inc.                                           800                35
Occidental Petroleum Corp.                          6,600               160
ONEOK, Inc.                                           500                24
Peoples Energy Corp.                                  600                27
Phillips Petroleum Co.                              4,600               262
Rowan Cos., Inc.*                                   1,700                46

                                                   Number            Value
                                                 of Shares           (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Royal Dutch Petroleum Co.                          38,200          $ 2,314
Sunoco, Inc.                                        1,500               51
Texaco, Inc.                                        9,800              609
Tosco Corp.                                         2,600               88
Transocean Sedco Forex, Inc.                        3,800              175
Unocal Corp.                                        4,300              166
USX  Marathon Group                                 5,500              153
                                                                   -------
                                                                    12,950
                                                                   -------
Oil & Gas  Equipment & Services--0.4%
Schlumberger Ltd.                                  10,200              815
Sempra Energy                                       3,600               84
                                                                   -------
                                                                       899
                                                                   -------
Optical Supplies--0.0%
Bausch & Lomb, Inc.                                 1,000               40
                                                                   -------
Paper & Forest Products--0.1%
Boise Cascade Corp.                                 1,000               34
Potlatch Corp.                                        500               17
Weyerhaeuser Co.                                    3,900              198
                                                                   -------
                                                                       249
                                                                   -------
Paper & Related Products--0.4%
GeorgiaPacific Group                                4,000              125
International Paper Co.                             8,600              351
LouisianaPacific Corp.                              1,900               19
Mead Corp.                                          1,800               56
TempleInland, Inc.                                    900               48
Westvaco Corp.                                      1,800               53
Willamette Industries, Inc.                         1,900               89
                                                                   -------
                                                                       741
                                                                   -------
Pharmaceuticals--9.7%
Abbott Laboratories                                27,600            1,337
Allergan, Inc.                                      2,300              223
ALZA Corp.*                                         4,200              179
American Home Products Corp.                       23,400            1,487
BristolMyers Squibb Co.                            34,900            2,580
Cardinal Health, Inc.                               5,000              498
Eli Lilly & Co.                                    20,100            1,871
Forest Laboratories, Inc. *                         1,600              213
King Pharmaceuticals, Inc.*                         3,000              155
MedImmune, Inc.*                                    3,800              181
Merck & Co., Inc.                                  41,100            3,848
Pfizer, Inc.                                      112,500            5,175
Pharmacia Corp.                                    23,000            1,403
ScheringPlough Corp.                               26,100            1,481
Watson Pharmaceuticals, Inc.*                       1,800               92
                                                                   -------
                                                                    20,723
                                                                   -------
Photography Equipment & Supplies--0.1%
Eastman Kodak Co.                                   5,400              213
                                                                   -------
Pipelines--0.2%
Dynegy, Inc.                                        5,800              325
Kinder Morgan, Inc.                                 2,000              104
                                                                   -------
                                                                       429
                                                                   -------
                                       32

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Continued)
THE INDEX 500 FUND

                                                   Number            Value
                                                 of Shares           (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Power Conversion--0.0%
PowerOne, Inc.  *                                   1,400          $    55
                                                                   -------
Printing & Publishing--0.5%
Donnelley (R.R.) & Sons Co.                         2,200               59
Dow Jones & Co., Inc.                               1,600               91
Gannett Co., Inc.                                   4,700              296
Harcourt General, Inc.                              1,300               74
KnightRidder, Inc.                                  1,300               74
McGrawHill Cos., Inc.                               3,500              205
New York Times Co.                                  2,900              116
Tribune Co.                                         5,400              228
                                                                   -------
                                                                     1,143
                                                                   -------
Restaurants--0.5%
Darden Restaurants, Inc.                            2,100               48
McDonald's Corp.                                   23,400              796
Starbucks Corp.*                                    3,300              146
Tricon Global Restaurants, Inc.*                    2,600               86
Wendy's International, Inc.                         2,000               53
                                                                   -------
                                                                     1,129
                                                                   -------
Retail--5.6%
Albertson's, Inc.                                   7,500              199
Autozone, Inc.*                                     2,300               66
Bed, Bath & Beyond, Inc.*                           5,000              112
Best Buy Co., Inc.*                                 3,700              109
Circuit City Stores - Circuit City Group            3,700               43
Consolidated Stores Corp.*                          2,000               21
Costco Wholesale Corp.*                             8,000              320
CVS Corp.                                           7,000              420
Dillard's, Inc.                                     1,600               19
Dollar General Corp.                                5,900              111
Federated Department Stores, Inc.*                  3,600              126
Gap, Inc.                                          15,100              385
Hasbro, Inc.                                        3,100               33
Home Depot, Inc.                                   41,300            1,887
J.C. Penney Company, Inc.                           4,700               51
Kmart Corp.*                                        8,600               46
Kohl's Corp.*                                       5,900              360
Kroger Co.*                                        14,700              398
Limited, Inc.                                       7,600              130
Liz Claiborne, Inc.                                   900               37
Longs Drug Stores Corp.                               700               17
May Department Stores Co.                           5,300              174
Nordstrom, Inc.                                     2,300               42
Office Depot, Inc.*                                 5,300               38
RadioShack Corp.                                    3,300              141
Safeway, Inc.*                                      8,900              556
Sears, Roebuck & Co.                                6,000              209
Staples, Inc.*                                      8,100               96
Target Corp.                                       16,000              516
Tiffany & Co.                                       2,600               82
TJX Cos., Inc.                                      5,000              139
Toys "R" Us, Inc.*                                  3,600               60
WalMart Stores, Inc.                               79,600            4,229
Walgreen Co.                                       18,100              757
WinnDixie Stores, Inc.                              2,500               48
                                                                   -------
                                                                    11,977
                                                                   -------

                                                   Number            Value
                                                 of Shares           (000)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Services  Commercial--0.2%
Cendant Corp.*                                     13,000         $    125
Convergys Corp.*                                    2,700              122
IMS Health, Inc.                                    5,200              140
Quintiles Transnational Corp.*                      2,100               44
                                                                  --------
                                                                       431
                                                                  --------
Telecommunications--7.5%
ADC Telecommunications, Inc.*                      13,800              251
ALLTEL Corp.                                        5,600              350
Andrew Corp.*                                       1,400               31
AT&T Corp.                                         66,900            1,158
Avaya, Inc.*                                        5,000               52
BellSouth Corp.                                    33,300            1,363
CenturyTel, Inc.                                    2,500               89
Comverse Technology, Inc.*                          2,900              315
Global Crossing, Ltd.*                             15,800              226
Lucent Technologies, Inc.                          59,500              803
Nortel Networks Corp.                              55,200            1,770
QUALCOMM, Inc.*                                    13,300            1,093
Qwest Communications International, Inc.*          29,500            1,210
SBC Communications, Inc.                           60,300            2,879
ScientificAtlanta, Inc.                             2,900               94
Sprint Corp.                                       15,800              321
Sprint Corp.(PCS Group)*                           16,600              339
Tellabs, Inc.*                                      7,300              412
Verizon Communications                             48,100            2,411
WorldCom, Inc.*                                    51,300              721
                                                                  --------
                                                                    15,888
                                                                  --------
Transportation & Related Services--0.4%
Burlington Northern Santa Fe Corp.                  7,000              198
CSX Corp.                                           3,900              101
FedEx Corp.*                                        5,100              204
Norfolk Southern Corp.                              6,800               91
Ryder System, Inc.                                  1,100               18
Union Pacific Corp.                                 4,400              223
                                                                  --------
                                                                       835
                                                                  --------
Travel Services--0.0%
Sabre Holdings Corp.                                2,300               99
                                                                  --------
Waste Management--0.2%
Allied Waste Industries, Inc.*                      3,500               51
Waste Management, Inc.                             11,100              308
                                                                  --------
                                                                       359
                                                                  --------
Wholesale Distributor--0.0%
Grainger (W.W.), Inc.                               1,700               62
                                                                  --------
Wireless Communications--0.7%
Motorola, Inc.                                     38,900              788
Nextel Communications, Inc.*                       13,600              336
Palm, Inc.*                                        10,100              286
                                                                  --------
                                                                     1,410
                                                                  --------
TOTAL COMMON STOCKS (Cost $229,880)                                208,887
                                                                  --------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Concluded)
THE INDEX 500 FUND


                                                   Number            Value
                                                 of Shares           (000)
-----------------------------------------------------------------------------
RIGHTS--0.0%
-----------------------------------------------------------------------------
Seagate Tax Refund Rights*                          4,100                -
  (Cost $0)                                                      ---------

                                                    Par              Value
                                                   (000)             (000)
-----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--0.2%
-----------------------------------------------------------------------------
U.S. Treasury Obligations--0.2%
U.S. Treasury Bills
5.850%  02/01/01[Sagittarius]                     120,000        $     119
5.900%  02/01/01[Sagittarius]                      20,000               20
5.920%  02/01/01[Sagittarius]                      60,000               60
5.930%  02/01/01[Sagittarius]                     160,000              159
5.940%  03/15/01[Sagittarius]                      20,000               20
5.945%  03/15/01[Sagittarius]                      80,000               79
5.960%  03/15/01[Sagittarius]                      35,000               35
                                                                 ---------
TOTAL U.S. TREASURY OBLIGATIONS                                        492
  (Cost $492)                                                    ---------

                                                   Number
                                                 of Shares
-----------------------------------------------------------------------------
Short-Term Investments--2.7%
-----------------------------------------------------------------------------
Provident Institutional Funds  -TempCash
  (Cost $5,827)                                 5,827,210            5,827
                                                                 ---------
TOTAL INVESTMENTS--100.8%
  (Cost $236,199) (a)                                              215,206

LIABILITIES IN EXCESS
  OF OTHER ASSETS--(0.8)%                                           (1,808)
                                                                 ---------
NET ASSETS APPLI CABLE TO 23,505,356
  SHARES OF COMMON STOCK ISSUED
  AND OUTSTANDING--100.0%                                        $ 213,398
                                                                 =========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                     $    9.08
                                                                 =========
--------------------------------
* Non-Income Producing Security
[Sagittarius] $491,739 market value held as collateral for the open futures contract.

(a) At December 31, 2000, the cost for Federal income tax purposes was $236,283,893. Net unrealized depreciation was $21,078,345. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $25,282,235 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $49,515,155

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000
THE MID CAP GROWTH FUND
                                                         Number of        Value
                                                          Shares          (000)
-------------------------------------------------------------------------------
COMMON STOCK--97.1%
-------------------------------------------------------------------------------
Advertising--3.8%
Getty Images, Inc.*                                       19,830         $  633
Interpublic Group of Cos., Inc.                           16,290            693
TMP Worldwide, Inc. *                                     13,950            768
                                                                         ------
                                                                          2,094
                                                                         ------
Air Transportation--0.7%
AMR Corp.*                                                 9,670            379
                                                                         ------
Banking--1.3%
Charter One Financial, Inc.                               11,800            341
Zions Bancorporation                                       5,940            371
                                                                         ------
                                                                            712
                                                                         ------
Biological Products--2.3%
Applera Corporation-Applied Biosystems Group              13,160          1,238
                                                                         ------
Broadcast/Media--1.0%
Polycom, Inc. *                                           16,270            526
                                                                         ------

Building Maintenance & Services--0.6%
Ecolab, Inc.                                               7,260            314
                                                                         ------
Computer - Internet Services & Software--5.4%
Agile Software Corp. *                                     8,480            419
Art Technology Group, Inc. *                              12,120            370
Interwoven, Inc.  *                                        5,140            339
IntraNet Solutions, Inc.*                                  1,900             97
Macromedia, Inc. *                                         8,270            502
Openwave Systems, Inc.*                                    9,362            446
Vignette Corp. *                                          43,050            782
                                                                         ------
                                                                          2,955
                                                                         ------
Computer - Network Products & Services--5.7%
Brocade Communications Systems, Inc.*                     17,290          1,587
Extreme Networks, Inc. *                                   9,590            376
Micromuse, Inc. *                                          9,310            562
Redback Networks, Inc. *                                  14,610            599
                                                                         ------
                                                                          3,124
                                                                         ------
Computer - Network Services & Software--2.4%
Ebay, Inc.*                                               14,410            475
Emulex Corp.  *                                            5,010            400
Handspring, Inc. *                                        11,550            449
                                                                         ------
                                                                          1,324
                                                                         ------
Computer Services & Software--10.0%
DST Systems, Inc. *                                        4,410            296
Fiserv, Inc. *                                             9,060            430
Internet Security Systems, Inc.  *                         5,190            407
Intuit, Inc. *                                            11,330            446
Manugistics Group, Inc.*                                   6,610            377
Mercury Interactive Corp.*                                 6,450            582

                                                       Number of          Value
                                                         Shares           (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Peregrine Systems, Inc. *                                36,960         $  729
Quest Diagnostics, Inc. *                                 4,300            611
Quest Software, Inc. *                                    8,530            240
Research in Motion Ltd.*                                  4,720            379
SmartForce PLC (ADR)*                                    10,970            412
SunGard Data Systems, Inc.*                              12,000            565
                                                                        ------
                                                                         5,474
                                                                        ------
Cosmetics & Toiletries--0.4%
Estee Lauder Cos., Inc.                                   4,490            197
                                                                        ------
Education--0.7%
Apollo Group, Inc.  *                                     7,300            359
                                                                        ------
Electrical Power--1.1%
Capstone Turbine Corp.*                                  11,020            309
Southern Energy, Inc.  *                                 10,600            300
                                                                        ------
                                                                           609
                                                                        ------
Electronic Components--1.6%
Alpha Industries, Inc.*                                   7,390            277
Celestica, Inc.  *                                        6,270            340
Tektronix, Inc.*                                          8,030            270
                                                                        ------
                                                                           887
                                                                        ------
Electronics - Semiconductors--7.7%
Applied Micro Circuits Corp. *                           17,710          1,331
Cree , Inc. *                                            11,720            416
GlobeSpan, Inc. *                                         6,700            184
QLogic Corp.*                                             6,650            513
TranSwitch Corp.  *                                      15,400            603
TriQuint Semiconductor, Inc. *                            9,800            428
Vitesse Semiconductor Corp. *                            13,110            726
                                                                        ------
                                                                         4,201
                                                                        ------
Energy Resources & Services--1.6%
Calpine Corp.  *                                         19,410            875
                                                                        ------
Fiber Optics--0.7%
Avanex Corp. *                                            6,110            364
                                                                        ------
Finance--3.2%
Federated Investors, Inc.                                 9,230            269
Lehman Brothers Holdings, Inc.                            3,330            225
Providian Financial Corp.                                15,750            906
Waddell & Reed Financial, Inc.                            9,670            364
                                                                        ------
                                                                         1,764
                                                                        ------
Foods--2.1%
General Mills, Inc.                                      10,110            451
Ralston-Ralston Purina Group                             14,530            380
Suiza Foods Corp. *                                       7,020            337
                                                                        ------
                                                                         1,168
                                                                        ------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Continued)
THE MID CAP GROWTH FUND
                                                       Number of          Value
                                                        Shares            (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Healthcare--3.0%
HEALTHSOUTH Corp.*                                      25,950           $  423
Tenet Healthcare Corp.                                  16,910              751
UnitedHealth Group, Inc.                                 7,380              453
                                                                         ------
                                                                          1,627
                                                                         ------
Hotels & Resorts--0.5%
Starwood Hotels & Resorts Worldwide, Inc.                7,950              280
                                                                         ------
Human Resources--0.2%
Manpower, Inc.                                           3,290              125
                                                                         ------
Instruments - Controls--2.9%
Thermo Electron Corp.*                                  18,040              537
Waters Corp. *                                          13,010            1,086
                                                                         ------
                                                                          1,623
                                                                         ------
Instruments - Scientific--0.8%
PerkinElmer, Inc.                                        4,170              438
                                                                         ------
Medical--1.8%
Invitrogen Corporation*                                  6,580              568
Universal Health Services, Inc.*                         3,690              412
                                                                         ------
                                                                            980
                                                                         ------
Medical Supplies & Equipment--2.1%
Apogent Technologies, Inc.*                             16,180              332
St. Jude Medical, Inc.*                                 13,060              802
                                                                         ------
                                                                          1,134
                                                                         ------
Motorcycles--0.7%
Harley-Davidson, Inc.                                   10,150              404
                                                                         ------
Office Supplies--0.5%
Avery Dennison Corp.                                     5,270              289
                                                                         ------
Oil & Gas--5.8%
Apache Corp.                                             7,200              504
BJ Services Co.  *                                      10,200              702
Nabors Industries, Inc. *                               11,990              709
National-Oilwell, Inc.*                                 12,180              471
Smith International, Inc.*                               7,430              554
Tidewater, Inc.                                          5,790              257
                                                                         ------
                                                                          3,197
                                                                         ------
Pharmaceuticals--9.2%
Allergan, Inc.                                           8,830              855
Biovail Corp.  *                                        10,490              407
Express Scripts, Inc.*                                   5,840              597

                                                       Number of          Value
                                                         Shares           (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Forest Laboratories, Inc. *                               4,540         $  603
IDEC Pharmaceuticals Corp.  *                             2,880            546
King Pharmaceuticals, Inc.*                              17,470            903
Millennium Pharmaceuticals, Inc. *                        5,390            333
Watson Pharmaceuticals, Inc.*                            15,630            800
                                                                        ------
                                                                         5,044
                                                                        ------
Power Conversion--0.5%
Power-One, Inc.  *                                        6,870            270
                                                                        ------
Publishing - Periodicals--0.5%
Reader's Digest Association, Inc.                         6,930            271
                                                                        ------
Restaurants--1.5%
Starbucks Corp.*                                         18,770            831
                                                                        ------
Retail--3.0%
American Eagle Outfitters, Inc.*                          7,620            322
Barnes & Noble, Inc.*                                    19,310            512
RadioShack Corp.                                         12,490            535
Talbots, Inc.                                             6,240            285
                                                                        ------
                                                                         1,654
                                                                        ------
Services - Commercial--2.9%
Concord EFS, Inc. *                                      16,340            718
IMS Health, Inc.                                         21,380            577
Wireless Facilities, Inc.  *                              8,270            300
                                                                        ------
                                                                         1,595
                                                                        ------
Telecommunications--3.5%
Anaren Microwave, Inc. *                                  3,760            253
Cablevision Systems Corp.*                                2,970            252
L-3 Communications Holdings, Inc.*                        3,220            248
McLeodUSA, Inc. *                                        19,590            277
Sonus Networks, Inc. *                                   14,750            371
Time Warner Telecom, Inc.*                                4,480            284
Western Wireless Corp. *                                  6,810            267
                                                                        ------
                                                                         1,952
                                                                        ------
Wireless Communications--5.4%
Aether Systems, Inc. *                                   21,810            855
Palm, Inc.*                                              40,500          1,146
Powerwave Technologies, Inc. *                           11,530            673
RF Micro Devices, Inc. *                                 10,220            281
                                                                        ------
                                                                         2,955
                                                                        ------
TOTAL COMMON STOCK
(Cost $54,875)                                                          53,233
                                                                        ------

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- DECEMBER 31, 2000 (Concluded)
THE MID CAP GROWTH FUND

                                                      Number of          Value
                                                        Shares           (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--2.4%
-------------------------------------------------------------------------------
RBB Sansom Street Fund - Money Market Portfolio
  (Cost $1,314)                                      1,313,652          $ 1,314
                                                                        -------

TOTAL INVESTMENTS--99.5%
  (Cost $56,189) (a)                                                     54,547

OTHER ASSETS IN EXCESS
  OF LIABILITIES--0.5%                                                      258
                                                                        -------

NET ASSETS APPLICABLE TO 6,262,843
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING-- 100.0%                                       $54,805
                                                                        =======

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $  8.75
                                                                        =======

--------------------
*    Non-Income Producing Security
ADR - American Depository Receipt

(a) At December 31, 2000, the cost for Federal income tax purposes was $57,853,932. Net unrealized depreciation was $3,307,090. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,208,058 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $7,587,148.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- December 31, 2000
THE MID CAP VALUE FUND

                                                      Number             Value
                                                    of Shares            (000)
------------------------------------------------------------------------------
COMMON STOCKS--97.6%
------------------------------------------------------------------------------
Aerospace & Defense--1.9%
General Dynamics Corp.                                11,100            $  866
Raytheon Co.                                           9,700               281
                                                                        ------
                                                                         1,147
                                                                        ------
Air Transportation--2.1%
Continental Airlines, Inc. *                          12,200               630
Southwest Airlines Co.                                18,500               620
                                                                        ------
                                                                         1,250
                                                                        ------
Audio/Video Products--0.4%
Harman International Industries, Inc.                  6,600               241
                                                                        ------
Automotive Parts - Equipment--1.5%
Lear Corp. *                                          36,200               898
                                                                        ------
Banking--5.3%
Golden West Financial Corp.                           10,600               715
IndyMac Mortgage Holdings, Inc. *                     16,200               478
M&T Bank Corp.                                        13,200               898
Mercantile Bankshares Corp.                            6,500               281
SouthTrust Corp.                                      10,900               444
Valley National Bancorp                                9,500               316
                                                                        ------
                                                                         3,132
                                                                        ------
Broadcast/Media--2.6%
A. H. Belo Corp.                                      46,000               736
E. W. Scripps Co.                                     13,000               817
                                                                        ------
                                                                         1,553
                                                                        ------
Building Products--1.3%
Lennar Corp.                                          22,100               801
                                                                        ------
Chemicals--2.7%
Air Products & Chemicals, Inc.                         9,800               402
Cabot Corp.                                           21,400               564
Cytec Industries, Inc.*                                8,300               331
Lyondell Chemical  Co.                                20,200               309
                                                                        ------
                                                                         1,606
                                                                        ------
Computer - Network Services & Software--0.8%
Citrix Systems, Inc.*                                 20,900               471
                                                                        ------
Computer Services & Software--4.4%
Cadence Design Systems, Inc.                          14,900               410
DST Systems, Inc. *                                    6,800               456
Mentor Graphics Corp.*                                21,900               600
NCR Corp.*                                            13,800               678
SunGard Data Systems, Inc.*                            9,600               452
                                                                        ------
                                                                         2,596
                                                                        ------
Cruise Lines--0.6%
Carnival Corp.                                        10,800               333
                                                                        ------
Data Processing/Management--2.7%
ChoicePoint, Inc. *                                   16,800             1,101
Iron Mountain, Inc. *                                 13,300               494
                                                                        ------
                                                                         1,595
                                                                        ------

                                                      Number              Value
                                                    of Shares             (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Diversified Manufacturing Operations--5.3%
Cooper Industries, Inc.                              11,200             $  515
Crane Co.                                            20,600                586
Danaher Corp.                                         9,300                636
FMC Corp.                                            13,800                989
Pall Corp.                                           19,100                407
                                                                        ------
                                                                         3,133
                                                                        ------
Electrical Power--4.1%
American Electric Power Co., Inc.                    12,700                591
Dominion Resources, Inc.                              9,600                643
Entergy Corp.                                        14,100                597
Teco Energy, Inc.                                    18,800                609
                                                                         -----
                                                                         2,440
                                                                         -----
Electronic Components--0.7%
Arrow Electronics, Inc.                              13,800                395
                                                                         -----
Electronics - Semiconductors --1.5%
KLA-Tencor Corp.*                                    10,400                350
Teradyne, Inc.*                                      15,100                562
                                                                         -----
                                                                           912
                                                                         -----
Electronic Systems--0.6%
Sensormatic Electronics Corp.*                       18,700                375
                                                                         -----
Energy Products & Services--1.0%
UtiliCorp United, Inc.                               19,500                604
                                                                         -----
Energy Resources & Services--3.2%
DPL, Inc.                                            18,600                617
Exelon Corp.                                         18,250              1,281
                                                                         -----
                                                                         1,898
                                                                         -----
Finance--13.6%
Ambac Financial Group, Inc.                           8,500                496
Astoria Financial Corp.                               8,800                478
Countrywide Credit Industries, Inc.                  18,900                950
Dime Bancorp, Inc.                                   29,800                881
Dun & Bradstreet Corp. *                             28,450                736
Edwards (A.G.), Inc.                                  6,900                327
Federated Investors, Inc.                            17,700                516
Golden State Bancorp, Inc.                           15,800                497
GreenPoint Financial Corp.                            8,500                348
H & R Block, Inc.                                    15,200                629
John Hancock Financial Services, Inc. *              19,500                734
Lehman Brothers Holdings, Inc.                        5,500                372
MBIA, Inc.                                            6,300                467
Moody's Corp.                                        25,400                652
                                                                         -----
                                                                         8,083
                                                                         -----
Foods--1.5%
Hershey Foods Corp.                                   6,400                412
Wm. Wrigley Jr., Co.                                  5,100                489
                                                                         -----
                                                                           901
                                                                         -----
Healthcare--4.4%
Health Management Associates, Inc.*                  35,700                741
Omnicare, Inc.                                       37,500                811
Tenet Healthcare Corp.*                              16,800                747
Wellpoint Health Networks, Inc.*                      2,700                311
                                                                         -----
                                                                         2,610
                                                                         -----

PENN SERIES FUNDS, INC.
STATEMENT OF NET ASSETS -- December 31, 2000 (Concluded)
THE MID CAP VALUE FUND

                                                       Number             Value
                                                     of Shares            (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Instruments - Controls--1.4%
Thermo Electron Corp.*                                 28,300           $  842
                                                                        ------
Insurance--8.5%
ACE Ltd.                                               18,600              789
Allmerica Financial Corp.                              11,000              798
Aon Corp.                                              12,000              411
Loews Corp.                                            12,200            1,263
MetLife, Inc.                                          22,300              781
XL Capital Ltd.                                        11,500            1,005
                                                                        ------
                                                                         5,047
                                                                        ------
Medical - Biomedical/Gene--0.8%
Charles River Laboratories International, Inc. *       12,900              353
Genzyme Corp. *                                         1,400              126
                                                                        ------
                                                                           479
                                                                        ------
Medical Supplies & Equipment--2.9%
Beckman Coulter, Inc.                                  10,400              436
Bergen Brunswig Corp.                                  45,200              716
Carter-Wallace, Inc.                                   17,600              587
                                                                        ------
                                                                         1,739
                                                                        ------
Oil & Gas--9.9%
Anadarko Petroleum Corp.                                6,700              476
Apache Corp.                                           10,400              729
Burlington Resources, Inc.                             12,800              646
Coastal Corp.                                           8,400              742
Cross Timbers Oil Company                              23,000              638
EOG Resources, Inc.                                    15,900              870
Gulf Canada Resources, Ltd.*                           59,700              302
Louis Dreyfus Natural Gas Corp. *                       8,400              385
Tidewater, Inc.                                         6,200              275
USX - Marathon Group                                   16,800              466
Weatherford International, Inc. *                       7,000              331
                                                                        ------
                                                                         5,860
                                                                        ------
Optical Supplies--0.5%
Bausch & Lomb, Inc.                                     7,700              311
                                                                        ------
Paper & Forest Products--1.3%
Bowater, Inc.                                           5,200              293
Georgia-Pacific Group                                  15,800              492
                                                                        ------
                                                                           785
                                                                        ------
Pipelines--0.5%
Kinder Morgan, Inc.                                     6,300              329
                                                                        ------
Retail--3.0%
Barnes & Noble, Inc.*                                  15,400              408
Costco Wholesale Corp.*                                14,800              592
Federated Department Stores, Inc.*                     13,200              462
Staples, Inc.*                                         29,100              345
                                                                        ------
                                                                         1,807
                                                                        ------

                                                       Number             Value
                                                     of Shares            (000)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Telecommunications--1.7%
Broadwing, Inc. *                                      26,600           $   607
Cablevision Systems Corp.*                              5,200               442
                                                                        -------
                                                                          1,049
                                                                        -------
Transportation--1.7%
GATX Corp.                                             20,100             1,002
                                                                        -------
Transportation & Related Services--1.3%
Burlington Northern Santa Fe Corp.                     27,000               764
                                                                        -------
Waste Management--1.9%
Waste Management, Inc.                                 40,800             1,132
                                                                        -------
TOTAL COMMON STOCKS
  (Cost $48,495)                                                         58,120
                                                                        -------

-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)--2.1%
-------------------------------------------------------------------------------
Office Property--2.1%
Boston Properties, Inc.                                13,900               605
Equity Office Properties Trust                         19,100               623
                                                                        -------
TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS)
  (Cost $1,102)                                                           1,228
                                                                        -------

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.6%
-------------------------------------------------------------------------------
Provident Institutional Funds - FedFund             1,675,109             1,675
Provident Institutional Funds - T-Fund              1,675,035             1,675
                                                                        -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,350)                                                           3,350
                                                                        -------
TOTAL INVESTMENTS--105.3%
  (Cost $52,947) (a)                                                     62,698
                                                                        -------
LIABILITIES IN EXCESS
  OF OTHER ASSETS--(5.3%)                                                (3,160)
                                                                        -------
NET ASSETS APPLICABLE TO 4,995,041
  SHARES OF COMMON STOCK
  ISSUED AND OUTSTANDING--100.0%                                        $59,538
                                                                        =======

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                                            $ 11.92
                                                                        =======

--------------------
*    Non-Income Producing Security

(a) At December 31, 2000, the cost for Federal income tax purposes was $53,150,204. Net unrealized appreciation was $9,548,291. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $9,841,131 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $292,840.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2000
(Dollar Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Money            Quality           High Yield
                                                                               Market              Bond               Bond
                                                                                Fund               Fund               Fund
                                                                              --------            ------            -------
Investment Income:
Dividends .............................................................       $      -           $     -            $   662
Interest ..............................................................          5,800             5,415              6,157
Foreign tax withheld ..................................................              -                 -                  -
                                                                              --------           -------            -------
       Total investment income ........................................          5,800             5,415              6,819
                                                                              --------           -------            -------

Expenses:
Investment advisory fees ..............................................            230               305                311
Administration fees ...................................................            134               123                 93
Accounting fees .......................................................             67                61                 47
Custodian fees and expenses ...........................................             41                33                 26
Other expenses ........................................................             49                37                 91
                                                                              --------           -------            -------
       Total expenses .................................................            521               559                568
       Less: Expense waivers ..........................................              -                 -                 23
                                                                              --------           -------            -------
             Net expenses .............................................            521               559                545
                                                                              --------           -------            -------
Net investment income (loss) ..........................................          5,279             4,856              6,274
                                                                              --------           -------            -------

Net Realized and Unrealized Gain (Loss) on Investments:
    Net realized gain (loss) on investment transactions ...............             (4)            2,743             (2,981)
    Net realized foreign exchange loss ................................              -                 -               (111)
    Change in net unrealized appreciation/depreciation of
       investments, futures contracts and foreign currency
       related items ..................................................              -             2,680             (5,390)
                                                                              --------           -------            -------
Net realized and unrealized gain (loss) on investments ................             (4)            5,423             (8,482)
                                                                              --------           -------            -------

Net Increase (Decrease) in Net Assets Resulting from Operations .......       $  5,275           $10,279            ($2,208)
                                                                              ========           =======            -------


                                                                               Growth           Large Cap            Flexibly
                                                                               Equity             Value              Managed
                                                                                Fund              Fund*                Fund
                                                                             ---------           --------            --------

Investment Income:
Dividends .............................................................        $ 1,261           $ 5,160             $ 7,565
Interest ..............................................................            691               217               8,791
Foreign tax withheld ..................................................            (14)              (35)                (92)
                                                                             ---------           -------             -------
       Total investment income ........................................          1,938             5,342              16,264
                                                                             ---------           -------             -------

Expenses:
Investment advisory fees ..............................................          1,941             1,385               2,457
Administration fees ...................................................            510               367                 651
Accounting fees .......................................................            186               147                 215
Custodian fees and expenses ...........................................             52                45                  81
Other expenses ........................................................            152               124                 208
                                                                             ---------           -------             -------
       Total expenses .................................................          2,841             2,068               3,612
       Less: Expense waivers ..........................................              -                 -                   -
                                                                             ---------           -------             -------
             Net expenses .............................................          2,841             2,068               3,612
                                                                             ---------           -------             -------
Net investment income (loss) ..........................................           (903)            3,274              12,652
                                                                             ---------           -------             -------

Net Realized and Unrealized Gain (Loss) on Investments:
    Net realized gain (loss) on investment transactions ...............          3,532            33,420              18,598
    Net realized foreign exchange loss ................................              -                 -                (436)
    Change in net unrealized appreciation/depreciation of
       investments, futures contracts and foreign currency
       related items ..................................................       (106,767)          (10,003)             54,947
                                                                             ---------           -------             -------
Net realized and unrealized gain (loss) on investments ................       (103,235)           23,417              73,109
                                                                             ---------           -------             -------

Net Increase (Decrease) in Net Assets Resulting from Operations .......      ($104,138)          $26,691             $85,761
                                                                             =========           =======             =======


*    Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
     Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small Capitalization Fund.
+ For the period from May 1, 2000, (commencement of operations) through December 31, 2000.

   The accompanying notes are an integral part of these financial statements.

[RESTUBBED]

------------------------------------------------------------------------------------------------------------------------------------
                                                                   International      Small Cap       Emerging          Limited
                                                                       Equity           Value          Growth        Maturity Bond
                                                                        Fund            Fund**          Fund             Fund+
                                                                   -------------      ---------       --------       -------------
Investment Income:
Dividends .......................................................     $ 2,030          $  487          $    15            $  -
Interest ........................................................         378             236              686             500
Foreign tax withheld ............................................        (175)              -                -               -
                                                                     --------          ------         --------            ----
       Total investment income ..................................       2,233             723              701             500
                                                                     --------          ------         --------            ----

Expenses:
Investment advisory fees ........................................       1,690             378            1,536              22
Administration fees .............................................         311              76              321              11
Accounting fees .................................................         149              38              132               7
Custodian fees and expenses .....................................         140              31               63               7
Other expenses ..................................................         114              26              103               5
                                                                     --------          ------         --------            ----
       Total expenses ...........................................       2,404             549            2,155              52
       Less: Expense waivers ....................................           -              19                3               -
                                                                     --------          ------         --------            ----
             Net expenses .......................................       2,404             530            2,152              52
                                                                     --------          ------         --------            ----
Net investment income (loss) ....................................        (171)            193           (1,451)            448
                                                                     --------          ------         --------            ----

Net Realized and Unrealized Gain (Loss) on Investments:
    Net realized gain (loss) on investment transactions .........      19,899           7,597           23,063             187
    Net realized foreign exchange loss ..........................      (1,415)              -                -               -
    Change in net unrealized appreciation/depreciation of
       investments, futures contracts and foreign currency
       related items ............................................     (60,991)         (1,965)         (95,611)            143
                                                                     --------          ------         --------            ----
Net realized and unrealized gain (loss) on investments ..........     (42,507)          5,632          (72,548)            330
                                                                     --------          ------         --------            ----

Net Increase (Decrease) in Net Assets Resulting from Operations..    ($42,678)         $5,825         ($73,999)           $778
                                                                     ========          ======         ========            ====


                                                                     Growth and        Index           Mid Cap         Mid Cap
                                                                       Income           500             Growth          Value
                                                                        Fund+          Fund+            Fund+           Fund+
                                                                     ----------        -----           -------         -------

Investment Income:
Dividends .......................................................       $ 192         $ 1,775             $ 38           $ 361
Interest ........................................................          98             260              102             103
Foreign tax withheld ............................................          (1)            (12)               -               -
                                                                      -------        --------          -------         -------
       Total investment income ..................................         289           2,023              140             464
                                                                      -------        --------          -------         -------

Expenses:
Investment advisory fees ........................................         124             106              253             200
Administration fees .............................................          37             228               54              54
Accounting fees .................................................          19              93               27              27
Custodian fees and expenses .....................................           7              49               35              26
Other expenses ..................................................          14              79               18              19
                                                                      -------        --------          -------         -------
       Total expenses ...........................................         201             555              387             326
       Less: Expense waivers ....................................           -             176               29               1
                                                                      -------        --------          -------         -------
             Net expenses .......................................         201             379              358             325
                                                                      -------        --------          -------         -------
Net investment income (loss) ....................................          88           1,644             (218)            139
                                                                      -------        --------          -------         -------

Net Realized and Unrealized Gain (Loss) on Investments:
    Net realized gain (loss) on investment transactions .........      (3,906)           (423)          (7,414)          2,075
    Net realized foreign exchange loss ..........................           -               -                -               -
    Change in net unrealized appreciation/depreciation of
       investments, futures contracts and foreign currency
       related items ............................................         933         (21,148)          (1,643)          9,751
                                                                      -------        --------          -------         -------
Net realized and unrealized gain (loss) on investments ..........      (2,973)        (21,571)          (9,057)         11,826
                                                                      -------        --------          -------         -------

Net Increase (Decrease) in Net Assets Resulting from Operations..     ($2,885)       ($19,927)         ($9,275)        $11,965
                                                                      =======        ========          =======         =======


   The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollar Amounts in Thousands)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Money Market Fund
                                                                                                        ---------------------------
                                                                                                          Year               Year
                                                                                                          ended              ended
                                                                                                        12/31/00           12/31/99
                                                                                                        --------           --------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss) ......................................................................      $ 5,279            $ 3,028
Net realized gain (loss) on investment transactions ...............................................           (4)                 -
Net realized foreign exchange gain (loss) .........................................................            -                  -
Net change in unrealized appreciation/depreciation of investments, futures
 contracts and foreign currency related items .....................................................            -                  -
                                                                                                         -------            -------
   Net increase (decrease) in net assets resulting from operations ................................        5,275              3,028
                                                                                                         -------            -------
Distributions to shareholders from:
Net investment income .............................................................................       (5,279)            (3,028)
Net realized capital gains ........................................................................            -                  -
                                                                                                         -------            -------
   Total distributions ............................................................................       (5,279)            (3,028)
                                                                                                         -------            -------

Capital Share Transactions:
Net increase (decrease) in net assets from capital share transactions .............................       (7,612)            32,955
                                                                                                         -------            -------

Total Increase (Decrease) in Net Assets ...........................................................        7,464             32,955

Net Assets, beginning of year .....................................................................       86,581             53,626
                                                                                                         -------            -------

Net Assets, end of year ...........................................................................      $94,045            $86,581
                                                                                                         =======            =======

                                                                                                             Quality Bond Fund
                                                                                                        ----------------------------
                                                                                                          Year               Year
                                                                                                          ended              ended
                                                                                                        12/31/00           12/31/99
                                                                                                        --------           ---------
Increase (Decrease) in Net Assets:
Operations:
Net investment income .............................................................................      $ 4,856            $ 2,909
Net realized gain (loss) on investment transactions ...............................................        2,482             (1,147)
Net realized foreign exchange gain (loss) .........................................................            -                  -
Net change in unrealized appreciation/depreciation of investments, futures
 contracts and foreign currency related items .....................................................        2,941             (1,766)
                                                                                                         -------            -------
  Net increase (decrease) in net assets resulting from operations .................................       10,279                 (4)
                                                                                                         -------            -------

Distributions to shareholders from:
Net investment income .............................................................................       (7,784)                 -
Net realized capital gains ........................................................................       (1,734)                 -
                                                                                                         -------            -------
      Total distributions .........................................................................       (9,518)                 -
                                                                                                         -------            -------

Capital Share Transactions:
   Net increase (decrease)  in net assets from capital share transactions .........................       39,337              2,474
                                                                                                         -------            -------

Total Increase (Decrease) in Net Assets ...........................................................       40,098              2,470

Net Assets, beginning of year .....................................................................       55,975             53,505
                                                                                                         -------            -------

Net Assets, end of year ...........................................................................      $96,073            $55,975
                                                                                                         =======            =======

 * Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
   Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small
   Capitalization Fund.


   The accompanying notes are an integral part of these financial statements

------------------------------------------------------------------------------------------------------------------------------------

     High Yield Bond Fund                 Growth Equity Fund                      Large Cap Value Fund*
  ---------------------------         ----------------------------            ----------------------------
    Year              Year               Year               Year                Year                Year
    ended            ended               ended              ended               ended               ended
  12/31/00          12/31/99           12/31/00           12/31/99            12/31/00            12/31/99
  --------          --------          ---------           --------            ---------           --------
  $ 6,274           $ 6,477           $   (903)           $   (317)           $  3,274            $  2,812
   (2,981)             (966)            31,188              36,418              33,420              42,806
     (111)               10                  -                   -                   -                   -

   (5,390)           (2,556)          (134,423)             35,596             (10,003)            (47,874)
  -------           -------           --------            --------            --------            --------
   (2,208)            2,965           (104,138)             71,697              26,691              (2,256)
  -------           -------           --------            --------            --------            --------


  (12,739)                -                  -                   -              (7,172)                  -
        -                 -           (104,531)                  -             (75,872)                  -
  -------           -------            --------           --------            --------            --------
  (12,739)                -           (104,531)                  -             (83,044)                  -
  -------           -------           --------            --------            --------            --------


   (3,831)           (2,040)           140,422              16,874             (13,001)            (42,285)
  -------           -------           --------            --------            --------            --------

  (18,778)              925            (68,247)             88,571             (69,354)            (44,541)

   69,928            69,003            284,263             195,692             290,937             335,478
  -------           -------           --------            --------            --------            --------

  $51,150           $69,928           $216,016            $284,263            $221,583            $290,937
  =======           =======           ========            ========            ========            ========


     Flexibly Managed Fund               International Equity Fund                Small Cap Value Fund**
  --------------------------           ----------------------------            ----------------------------
     Year             Year              Year                 Year                Year                Year
    ended             ended             ended               ended               ended               ended
  12/31/00          12/31/99           12/31/00            12/31/99            12/31/00            12/31/99
  --------         ---------           --------            --------            --------            --------
  $ 12,652         $ 16,465           $   (171)           $    322            $    193            $    281
    18,598           39,425             19,899              19,002               7,597              (1,244)
      (436)            (124)            (1,415)              1,127                   -                   -

    54,947          (20,797)           (60,991)             49,269              (1,965)                447
  --------         --------           --------            --------            --------            --------
    85,761           34,969            (42,678)             69,720               5,825                (516)
  --------         --------           --------            --------            --------            --------


   (31,307)               -             (1,125)                  -                (474)                  -
   (56,349)               -            (48,061)                  -              (5,613)                  -
  --------         --------           --------            --------            --------            --------
   (87,656)               -            (49,186)                  -              (6,087)                  -
  --------         --------           --------            --------            --------            --------


   (48,582)         (97,599)            38,911              (8,230)             11,000               1,820
  --------         --------           --------            --------            --------            --------

   (50,477)         (62,630)           (52,953)             61,490              10,738               1,304

   482,856          545,486            215,312             153,822              44,939              43,635
  --------         --------           --------            --------            --------            --------

  $432,379         $482,856           $162,359            $215,312             $55,677             $44,939
  ========         ========           ========            ========            ========            ========

    The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollar Amounts in Thousands)

--------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Emerging Growth Fund
                                                                                           -------------------------------------
                                                                                             Year                         Year
                                                                                            ended                         ended
                                                                                           12/31/00                     12/31/99
                                                                                           --------                     --------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss) ........................................................      $ (1,451)                    $   (573)
Net realized gain (loss) on investment transactions .................................        23,063                       32,707
Net realized foreign exchange gain (loss) ...........................................             -                            -
Net change in unrealized appreciation/depreciation of investments, futures
   contracts and foreign currency related items .....................................       (95,611)                      73,393
                                                                                           --------                     --------
      Net increase in net assets resulting from operations ..........................       (73,999)                     105,527
                                                                                           --------                     --------

Distributions to shareholders from:
Net investment income ...............................................................             -                            -
Net realized capital gains ..........................................................       (56,296)                           -
                                                                                           --------                     --------
      Total distributions ...........................................................       (56,296)                           -
                                                                                           --------                     --------

Capital Share Transactions:
   Net increase in net assets from capital share transactions .......................        86,656                       39,222
                                                                                           --------                     --------

Total Increase (Decrease) in Net Assets .............................................       (43,639)                     144,749

Net Assets, beginning of year or period .............................................       183,413                       38,664
                                                                                           --------                     --------

Net Assets, end of year or period ...................................................      $139,774                     $183,413
                                                                                           ========                     ========


                                                                                       Limited Maturity                Growth and
                                                                                           Bond Fund                   Income Fund
                                                                                       ----------------                -----------
                                                                                            Period                       Period
                                                                                            ended                         ended
                                                                                          12/31/00+                     12/31/00+
                                                                                       ----------------                -----------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ...............................................................      $    448                     $     88
Net realized gain (loss) on investment transactions .................................           187                         (294)
Net realized foreign exchange gain (loss) ...........................................             -                            -
Net change in unrealized appreciation/depreciation of investments, futures
 contracts and foreign currency related items .......................................           143                       (2,679)
                                                                                           --------                     --------
  Net increase (decrease) in net assets resulting from operations ...................           778                       (2,885)
                                                                                           --------                     --------

Distributions to shareholders from:
Net investment income ...............................................................          (448)                         (88)
Net realized capital gains ..........................................................          (187)                      (1,365)
                                                                                           --------                     --------
  Total distributions ...............................................................          (635)                      (1,453)
                                                                                           --------                     --------

Capital Share Transactions:
  Net increase in net assets from capital share transactions ........................        10,755                       34,437
                                                                                           --------                     --------

Total Increase in Net Assets ........................................................        10,898                       30,099

Net Assets, beginning of year period ................................................             -                            -
                                                                                           --------                     --------

Net Assets, end of year period ......................................................      $ 10,898                     $ 30,099
                                                                                           ========                     ========

+ For the period from May 1, 2000, (commencement of operations) through December
  31, 2000.

    The accompanying notes are an integral part of these financial statements

---------------------------------------------------
                         Mid Cap           Mid Cap
Index 500 Fund        Growth Fund        Value Fund
--------------        -----------        ----------
    Period               Period             Period
     ended               ended              ended
  12/31/00+            12/31/00+          12/31/00+
-------------         ----------          ---------
   $  1,644             $ (218)           $   139
       (423)            (7,414)             2,075
          -                  -                  -

    (21,148)            (1,643)             9,751
   --------            -------            -------
    (19,927)            (9,275)            11,965
   --------            -------            -------


     (1,644)                 -               (139)
       (231)                 -             (2,278)
   --------            -------            -------
     (1,875)                 -             (2,417)
   --------            -------            -------


    235,200             64,080             49,990
   --------            -------            -------

    213,398             54,805             59,538

          -                  -                  -
   --------            -------            -------

   $213,398            $54,805            $59,538
   ========            =======            =======

    The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------

THE MONEY MARKET FUND
For a Share Outstanding During the Year
                                                                           Year ended December 31,
                                              -----------------------------------------------------------------------------------
                                                  2000              1999             1998             1997              1996
                                              -------------    --------------    -------------    -------------    --------------
Net asset value, beginning of year .......            $1.00             $1.00            $1.00            $1.00             $1.00
                                              -------------    --------------    -------------    -------------    --------------

Income from investment operations:
Net investment income ....................           0.0583            0.0456           0.0489           0.0503            0.0489
                                              -------------    --------------    -------------    -------------    --------------

   Total from investment operations ......           0.0583            0.0456           0.0489           0.0503            0.0489
                                              -------------    --------------    -------------    -------------    --------------

Less dividends:
Dividends from net investment income .....          (0.0583)          (0.0456)         (0.0489)         (0.0503)          (0.0489)
                                              -------------    --------------    -------------    -------------    --------------

   Total dividends .......................          (0.0583)          (0.0456)         (0.0489)         (0.0503)          (0.0489)
                                              -------------    --------------    -------------    -------------    --------------

Net asset value, end of year .............            $1.00             $1.00            $1.00            $1.00             $1.00
                                              =============    ==============    =============    =============    ==============

   Total return ..........................            5.99%             4.66%            5.00%            5.15%             5.00%

Ratios/Supplemental data:
Net assets, end of year (in thousands) ...          $94,045           $86,581          $53,626          $37,476           $34,501
                                              =============    ==============    =============    =============    ==============

Ratio of expenses to average net assets ..            0.58%             0.72%            0.72%            0.70%             0.73%(a)
                                              =============    ==============    =============    =============    ==============

Ratio of net investment income
   to average net assets .................            5.89%             4.60%            4.88%            5.04%             4.88%(a)
                                              =============    ==============    =============    =============    ==============

--------------------
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.74% and the ratio of net investment income to average net assets would have been 4.87% for the year ended December 31,1996.

------------------------------------------------------------------------------------------------------------------------------------
THE QUALITY BOND FUND
For a Share Outstanding During the Year
                                                                           Year ended December 31,
                                              -------------------------------------------------------------------------------------
                                                   2000             1999             1998             1997              1996
                                              -------------    --------------    -------------    -------------    --------------
Net asset value, beginning of year .........         $10.40            $10.40           $10.20           $10.00            $10.24
                                              -------------    --------------    -------------    -------------    --------------

Income (loss) from investment operations:
Net investment income ......................           0.52              0.54             0.51             0.60              0.66
Net realized and unrealized gain (loss)
   on investment transactions ..............           0.66             (0.54)            0.53             0.20             (0.24)
                                              -------------    --------------    -------------    -------------    --------------

   Total from investment operations ........           1.18              0.00             1.04             0.80              0.42
                                              -------------    --------------    -------------    -------------    --------------

Less distributions:
Dividend from net investment income ........          (1.06)             0.00            (0.51)           (0.60)            (0.66)
Distribution from net realized gains .......          (0.17)             0.00            (0.33)            0.00              0.00
Distribution in excess of net realized gains          (0.02)             0.00             0.00             0.00              0.00
                                              -------------    --------------    -------------    -------------    --------------
   Total distributions .....................          (1.25)             0.00            (0.84)           (0.60)            (0.66)
                                              -------------    --------------    -------------    -------------    --------------

Net asset value, end of year ...............         $10.33            $10.40           $10.40           $10.20            $10.00
                                              =============    ==============    =============    =============    ==============

   Total return ............................         12.00%             0.00%           10.17%            8.03%             4.14%

Ratios/Supplemental data:
Net assets, end of year (in thousands) .....        $96,073           $55,975          $53,505          $40,077           $37,611
                                              =============    ==============    =============    =============    ==============

Ratio of expenses to average net assets ....          0.68%             0.77%            0.77%            0.75%             0.77%(a)
                                              =============    ==============    =============    =============    ==============

Ratio of net investment income
   to average net assets ...................          5.92%             5.21%            5.26%            5.87%             6.03%(a)
                                              =============    ==============    =============    =============    ==============

Portfolio turnover rate ....................       1,046.5%            815.1%           477.2%           317.3%            107.6%
                                              =============    ==============    =============    =============    ==============

--------------------
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.78% and the ratio of net investment income to average net assets would have been 6.02% for the year ended December 31, 1996.

------------------------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
THE HIGH YIELD BOND FUND
For a Share Outstanding During the Year
                                                                           Year ended December 31,
                                              -------------------------------------------------------------------------------------
                                                   2000             1999             1998             1997              1996
                                              -------------    -------------     -------------     -------------   -------------
Net asset value, beginning of year ........           $9.58            $9.19             $9.52             $8.91           $8.44
                                              -------------    -------------     -------------     -------------   -------------

Income (loss) from investment operations:
Net investment income .....................            0.91             0.89              0.79              0.80            0.70
Net realized and unrealized gain (loss)
   on investment transactions .............           (1.24)           (0.50)            (0.33)             0.61            0.47
                                              -------------    -------------     -------------     -------------   -------------

   Total from investment operations .......           (0.33)            0.39              0.46              1.41            1.17
                                              -------------    --------------    -------------    -------------    --------------

Less distributions:
   Total distributions ....................           (1.80)            0.00             (0.79)            (0.80)          (0.70)
                                              -------------    -------------     -------------     -------------   -------------

Net asset value, end of year ..............           $7.45            $9.58             $9.19             $9.52           $8.91
                                              =============    =============     =============     =============   =============

   Total return ...........................         (3.69)%            4.24%             4.75%            15.78%          13.87%

Ratios/Supplemental data:
Net assets, end of year (in thousands) ....         $51,150          $69,928           $69,003           $59,138         $44,042
                                              =============    =============     =============     =============   =============

Ratio of expenses to average net assets ...           0.87%(a)         0.85%             0.82%             0.81%           0.84%
                                              =============    =============     =============     =============   =============

Ratio of net investment income
   to average net assets ..................          10.07%(a)         9.11%             8.30%             8.96%           8.14%
                                              =============    =============     =============     =============   =============

Portfolio turnover rate ...................           65.4%            78.2%             82.7%            111.3%          118.5%
                                              =============    =============     =============     =============   =============

------------------------------------------------------------------
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.91% and the ratio of net investment income to average net assets would have been 10.04% for the year ended December 31, 2000.

------------------------------------------------------------------------------------------------------------------------------------
THE GROWTH EQUITY FUND
For a Share Outstanding During the Year
                                                                           Year ended December 31,
                                              -------------------------------------------------------------------------------------
                                                   2000             1999             1998             1997              1996
                                              -------------    -------------     -------------     -------------   -------------
Net asset value, beginning of year .........         $41.41           $30.88            $24.37            $21.46          $20.00
                                              -------------    -------------     -------------     -------------   -------------

Income (loss) from investment operations:
Net investment income (loss) ...............          (0.08)           (0.05)             0.02              0.10            0.11
Net realized and unrealized gain (loss)
   on investment transactions ..............          (9.36)           10.58             10.12              5.64            3.85
                                              -------------    -------------     -------------     -------------   -------------

   Total from investment operations ........          (9.44)           10.53             10.14              5.74            3.96
                                              -------------    -------------     -------------     -------------   -------------

Less distributions:
Dividend from net investment income ........           0.00             0.00             (0.02)            (0.10)          (0.11)
Distribution from net realized gains .......          (7.69)            0.00             (3.61)            (2.73)          (2.39)
Distribution in excess of net realized gains          (4.09)            0.00              0.00              0.00            0.00
                                              -------------    -------------     -------------     -------------   -------------
   Total distributions .....................         (11.78)            0.00             (3.63)            (2.83)          (2.50)
                                              -------------    -------------     -------------     -------------   -------------

Net asset value, end of year ...............         $20.19           $41.41            $30.88            $24.37          $21.46
                                              =============    =============     =============     =============   =============

   Total return ............................       (26.10)%           34.10%            41.67%            26.74%          19.76%

Ratios/Supplemental data:
Net assets, end of year (in thousands) .....       $216,016         $284,263          $195,692          $136,058        $106,039
                                              =============    =============     =============     =============   =============

Ratio of expenses to average net assets ....          0.84%            0.73%             0.76%             0.77%           0.80%(a)
                                              =============    =============     =============     =============   =============

Ratio of net investment income (loss)
   to average net assets ...................         (.27)%           (0.14%)            0.08%             0.39%           0.48%(a)
                                              =============    =============     =============     =============   =============

Portfolio turnover rate ....................         309.3%           209.1%            161.3%            169.1%          177.1%
                                              =============    =============     =============     =============   =============

------------------------------------------------------------------
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.81% and the ratio of net investment income to average net assets would have been 0.47% for the year ended December 31, 1996.

------------------------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
THE LARGE CAP VALUE  FUND*
For a Share Outstanding During the Year
                                                                           Year ended December 31,
                                              -------------------------------------------------------------------------------------
                                                   2000             1999             1998              1997             1996
                                              -------------    -------------     -------------     -------------   -------------
Net asset value, beginning of year .........         $22.21           $22.39            $22.55            $19.32          $16.28
                                              -------------     ------------      ------------      ------------    ------------

Income (loss) from investment operations:
Net investment income ......................           0.26             0.21              0.31              0.29            0.22
Net realized and unrealized gain (loss)
   on investment transactions ..............           2.10            (0.39)             1.85              4.53            3.88
                                              -------------     ------------      ------------      ------------    ------------

   Total from investment operations ........           2.36            (0.18)             2.16              4.82            4.10
                                              -------------     ------------      ------------      ------------    ------------

Less distributions:
Dividend from net investment income ........          (0.48)            0.00             (0.31)            (0.29)          (0.22)
Distribution from net realized gains .......          (6.02)            0.00             (2.01)            (1.30)          (0.84)
                                              -------------     ------------      ------------      ------------    ------------

   Total distributions .....................          (6.50)            0.00             (2.32)            (1.59)          (1.06)
                                              -------------     ------------      ------------      ------------    ------------

Net asset value, end of year ...............         $18.07           $22.21            $22.39            $22.55          $19.32
                                              =============     ============      ============      ============    ============

   Total return ............................         12.64%           (0.80%)            9.59%            24.98%          25.19%

Ratios/Supplemental data:
Net assets, end of year (in thousands) .....       $221,583         $290,937          $335,479          $302,960        $200,674
                                              =============     ============      ============      ============    ============

Ratio of expenses to average net assets ....          0.84%            0.76%             0.76%             0.76%           0.78%
                                              =============     ============      ============      ============    ============

Ratio of net investment income
   to average net assets ...................          1.34%            0.88%             1.27%             1.43%           1.38%
                                              =============     ============      ============      ============    ============

Portfolio turnover rate ....................         135.8%            67.6%             24.0%             18.7%           25.0%
                                              =============     ============      ============      ============    ============

--------------------
*   Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
    Fund.

------------------------------------------------------------------------------------------------------------------------------------
THE FLEXIBLY MANAGED FUND
For a Share Outstanding During the Year
                                                                           Year ended December 31,
                                              -------------------------------------------------------------------------------------
                                                   2000             1999             1998              1997             1996
                                              -------------     ------------      ------------      ------------    ------------
Net asset value, beginning of year .........         $19.62           $18.31            $19.83            $18.74          $17.40
                                              -------------     ------------      ------------      ------------    ------------

Income from investment operations:
Net investment income ......................           0.58             0.67              0.60              0.61            0.65
Net realized and unrealized gain
   on investment transactions ..............           3.26             0.64              0.61              2.33            2.19
                                              -------------     ------------      ------------      ------------    ------------

   Total from investment operations ........           3.84             1.31              1.21              2.94            2.84
                                              -------------     ------------      ------------      ------------    ------------

Less distributions:
Dividend from net investment income ........          (1.33)            0.00             (0.60)            (0.61)          (0.65)
Distribution from net realized gains .......          (2.37)            0.00             (2.13)            (1.24)          (0.85)
                                              -------------     ------------      ------------      ------------    ------------

   Total distributions .....................          (3.70)            0.00             (2.73)            (1.85)          (1.50)
                                              -------------     ------------      ------------      ------------    ------------

Net asset value, end of year ...............         $19.76           $19.62            $18.31            $19.83          $18.74
                                              =============     ============      ============      ============    ============

   Total return ............................         22.22%            7.15%             6.09%            15.65%          16.37%

Ratios/Supplemental data:
Net assets, end of year (in thousands) .....       $432,379         $482,856          $545,486          $516,139        $398,544
                                              =============     ============      ============      ============    ============

Ratio of expenses to average net assets ....          0.83%            0.76%             0.76%             0.76%           0.77%
                                              =============     ============      ============      ============    ============

Ratio of net investment income
   to average net assets ...................          2.92%            3.25%             2.78%             3.10%           3.90%
                                              =============     ============      ============      ============    ============

Portfolio turnover rate ....................          30.6%            31.0%             48.0%             37.1%           32.9%
                                              =============     ============      ============      ============    ============

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
THE INTERNATIONAL EQUITY FUND
For a Share Outstanding During the Year
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended December 31,
                                              -------------------------------------------------------------------------------------
                                                   2000             1999             1998             1997              1996
                                              -------------    -------------     -------------     -------------   -------------
Net asset value, beginning of period                 $26.78           $18.37            $16.13            $15.61          $14.47
                                              -------------    -------------     -------------     -------------   -------------

Income (loss) from investment operations:
Net investment income ......................           0.14             0.03              0.10              0.58            0.63
Net realized and unrealized gain (loss) on
   investments and foreign currency
   related transactions ....................          (4.82)            8.38              2.93              1.04            1.81
                                              -------------    -------------     -------------     -------------   -------------

   Total from investment operations ........          (4.68)            8.41              3.03              1.62            2.44
                                              -------------    -------------     -------------     -------------   -------------

Less distributions:
Dividend from net investment income ........          (0.14)            0.00             (0.10)            (0.53)          (0.56)
Distribution in excess of net
   investment income .......................           0.00             0.00             (0.08)             0.00           (0.74)
Distribution from net realized gains .......          (4.59)            0.00             (0.61)            (0.57)           0.00
Distribution in excess of net realized gains          (0.73)            0.00             (0.61)            (0.57)           0.00
                                              -------------    -------------     -------------     -------------   -------------

   Total distributions .....................          (5.46)            0.00             (1.40)            (1.10)          (1.30)
                                              -------------    -------------     -------------     -------------   -------------

Net asset value, end of year ...............         $16.64           $26.78            $17.76            $16.13          $15.61
                                              =============    =============     =============     =============   =============

   Total return ............................        (18.67%)          45.78%            18.85%            10.41%          16.87%

Ratios/Supplemental data:
Net assets, end of year (in thousands) .....       $162,359         $215,312          $153,822          $129,638        $104,418
                                              =============    =============     =============     =============   =============

Ratio of expenses to average net assets ....          1.16%            1.08%             1.08%             1.13%           1.17%
                                              =============    =============     =============     =============   =============

Ratio of net investment income
   to average net assets ...................         (0.08%)           0.20%             0.45%             0.62%           0.66%
                                              =============    =============     =============     =============   =============

Portfolio turnover rate ....................          64.4%            45.0%             43.5%             35.7%           54.8%
                                              =============    =============     =============     =============   =============

------------------------------------------------------------------------------------------------------------------------------------
THE SMALL CAP VALUE  FUND**
For a Share Outstanding During the Year
                                                                           Year ended December 31,
                                              -------------------------------------------------------------------------------------
                                                   2000             1999             1998             1997              1996
                                              -------------    -------------     -------------     -------------   -------------
Net asset value, beginning of year .........         $12.64           $12.81            $14.43            $12.53          $10.96
                                              -------------    -------------     -------------     -------------   -------------

Income (loss) from investment operations:
Net investment income ......................           0.04             0.08              0.08              0.07            0.07
Net realized and unrealized gain (loss)
   on investment transactions ..............           1.68            (0.25)            (1.41)             2.81            2.09
                                              -------------    -------------     -------------     -------------   -------------

   Total from investment operations ........           1.72            (0.17)            (1.33)             2.88            2.16
                                              -------------    -------------     -------------     -------------   -------------

Less distributions:
Dividend from net investment income ........          (0.12)            0.00             (0.08)            (0.07)          (0.07)
Distribution from net realized gains .......          (1.30)            0.00             (0.21)            (0.91)          (0.52)
                                              -------------    -------------     -------------     -------------   -------------

   Total distributions .....................          (1.42)            0.00             (0.29)            (0.98)          (0.59)
                                              -------------    -------------     -------------     -------------   -------------

Net asset value, end of year ...............         $12.94           $12.64            $12.81            $14.43          $12.53
                                              =============    =============     =============     =============   =============

   Total return ............................         13.73%           (1.33%)           (9.16%)           23.02%          19.76%

Ratios/Supplemental data:
Net assets, end of year (in thousands) .....        $55,677          $44,939           $43,635           $38,726         $16,134
                                              =============    =============     =============     =============   =============

Ratio of expenses to average net assets ....          1.05%(a)         0.81%             0.82%             0.85%           0.99%(a)
                                              =============    =============     =============     =============   =============

Ratio of net investment income
   to average net assets ...................          0.38%(a)         0.65%             0.65%             0.66%           0.85%(a)
                                              =============    =============     =============     =============   =============

Portfolio turnover rate ....................         135.4%           102.8%             61.9%             71.1%           39.2%
                                              =============    =============     =============     =============   =============

--------------------
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small Capitalization Fund.
(a) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.09% and 1.06%, and the ratio of net investment income to average net assets would have been 0.34% and 0.78%, respectively, for the years ended December 31, 2000 and December 31, 1996.

------------------------------------------------------------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
THE EMERGING GROWTH FUND
For a Share Outstanding During the Year
                                                                                Year ended December 31,
                                                           ------------------------------------------------------------------
                                                                2000             1999             1998             1997*
                                                           -------------    -------------     -------------     -------------
Net asset value, beginning of year or period ..........           $49.68           $17.43            $12.85            $10.00
                                                           -------------    -------------     -------------     -------------

Income from investment operations:
Net investment loss ...................................            (0.26)           (0.11)            (0.06)             0.00
Net realized and unrealized gain
   on investment transactions .........................           (11.62)           32.36              4.65              3.92
                                                           -------------    -------------     -------------     -------------

   Total from investment operations ...................           (11.88)           32.25              4.59              3.92
                                                           -------------    -------------     -------------     -------------

Less distributions:
Distribution from net realized gains ..................           (12.91)            0.00             (0.01)            (1.07)
                                                           -------------    -------------     -------------     -------------

Net asset value, end of year or period ................           $24.89           $49.68            $17.43            $12.85
                                                           =============    =============     =============     =============

   Total return .......................................         (28.54)%          185.03%            35.70%            39.22%(c)

Ratios/Supplemental data:
Net assets, end of year or period (in thousands) ......         $139,774         $183,413           $38,664           $17,942
                                                           =============    =============     =============     =============

Ratio of expenses to average net assets ...............            1.01%            1.04%             1.15%(b)          1.15%(a)(b)
                                                           =============    =============     =============     =============

Ratio of net investment loss
   to average net assets ..............................          (0.68)%          (0.68)%             (0.66)(b)         (0.73)(a)(b)
                                                           =============    =============     =============     =============

Portfolio turnover rate ...............................           145.3%           172.4%            240.9%            392.3%
                                                           =============    =============     =============     =============

--------------------
* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.
(a)  Annualized.
(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.21% and 1.41%, and the ratio of net investment income to average net assets would have been (0.73%) and (0.99%), respectively, for the year ended December 31,1998 and the period ended December 31, 1997.
(c)  Not annualized.

------------------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding During the Period
                                                                                   Period ended December 31, 2000*
                                                          ----------------------------------------------------------------------
                                                          The Limited      The Growth                     The Mid        The Mid
                                                           Maturity            and        The Index         Cap            Cap
                                                             Bond            Income          500           Growth         Value
                                                             Fund             Fund          Fund            Fund          Fund
Net asset value, beginning of period .................         $10.00         $10.00        $10.00         $10.00         $10.00
                                                          -----------      ---------      --------        -------        -------

Income (loss) from investment operations:
Net investment gain (loss) ...........................           0.41           0.03          0.07          (0.03)          0.03
Net realized and unrealized gain (loss)
   on investment transactions ........................           0.30          (0.86)        (0.91)         (1.22)          2.37
                                                          -----------      ---------      --------        -------        -------

   Total from investment operations ..................           0.71          (0.83)        (0.84)         (1.25)          2.40
                                                          -----------      ---------      --------        -------        -------

Less distributions:
Dividend from net investment income ..................          (0.41)         (0.03)        (0.07)          0.00          (0.03)
Distribution from net realized gains .................          (0.17)          0.00          0.00           0.00          (0.45)
Distribution in excess of net realized gains .........           0.00          (0.40)        (0.01)          0.00           0.00
                                                          -----------      ---------      --------        -------        -------
   Total distributions ...............................          (0.58)         (0.43)        (0.08)          0.00          (0.48)
                                                          -----------      ---------      --------        -------        -------

Net asset value, end of period .......................         $10.13          $8.74         $9.08          $8.75         $11.92
                                                          ===========      =========      ========        =======        =======

   Total return ......................................          7.18%(c)      (8.38%)(c)    (8.40%)(c)    (12.50%)(c)     23.99%(c)

Ratios/Supplemental data:
Net assets, end of period (in thousands) .............        $10,898        $30,099      $213,398        $54,805        $59,538
                                                          ===========      =========      ========        =======        =======

Ratio of expenses to average net assets ..............          0.71%(a)       0.81%(a)      0.25%(a)(b)    1.00%(a)(b)    0.90%(a)
                                                          ===========      =========      ========        =======        =======

Ratio of net investment gain
   to average net assets .............................          6.01%(a)       0.36%(a)      1.08%(a)(b)   (0.60%)(a)(b)   0.38%(a)
                                                          ===========      =========      ========        =======        =======

Portfolio turnover rate ..............................         331.6%          91.6%          2.7%         202.5%         213.0%
                                                          ===========      =========      ========        =======        =======

--------------------
* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
(a)  Annualized.
(b) Had fees not been waived by the administrator of the Fund, the ratio of expenses to average net assets would have been 0.37% and 1.08%, and the ratio of net investment income to average net assets would have been 0.97% and (0.68%), respectively, for the Index 500 Fund and the Mid Cap Growth Fund during the period ended December 31, 2000.
(c)  Not annualized.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------
1 -- SIGNIFICANT ACCOUNTING POLICIES

    Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of the Penn Mutual Life Insurance Company and the Penn Insurance and Annuity Company insurance contracts.

    Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy. Prior to May 1, 2000, the Large Cap Value Fund and the Small Cap Value Fund were named the Value Equity Fund and Small Capitalization Fund, respectively.

    The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    INVESTMENT VALUATION:
    Money Market Fund -- Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (the Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

    Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth, and Mid Cap Value Funds-- Portfolio securities listed on a national securities exchange are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded or, if there has been no sale on that day, at the mean between the current closing bid and asked prices. All other securities for which over-the-counter market quotations are readily available will be valued on the basis of the mean between the last current bid and asked prices. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value as determined by the Board.

    The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

    Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------
    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

    DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

    FEDERAL INCOME TAXES: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue code and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

2 -- DERIVATIVE FINANCIAL INSTRUMENTS

Off-Balance Sheet Risk
    The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

    The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Derivative Financial Instruments Held or Issued for Purposes Other Than Trading

    Futures Contracts -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund and the Index 500 Fund has entered into futures contracts during the year ended December 31, 2000. Open futures contracts held by the Index 500 Fund at December 31, 2000 were as follows:

                       Futures           Expiration                Unit               Closing           Current Value
     Types             Contract             Date             (@250 per Unit)           Price            (in thousands)
----------------    ----------------    --------------     ---------------------    ------------   ----------------------
   Buy/Long          S&P 500 Index         3/17/01                  18                $1,335               $6,008


    Options -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put options during the year ended December 31, 2000. At December 31, 2000 there were no open put options in the Flexibly Managed Fund. Losses on options written during the year ended December 31, 2000 of $88,316 have been included with those from investment transactions on the Statement of Operations.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------
    Forward Foreign Currency Contracts -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

    Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The High Yield Bond, Flexibly Managed and International Equity Funds have entered into forward foreign currency contracts during the year ended December 31, 2000. At December 31, 2000 there were no open contracts in the High Yield Bond Fund and the Flexibly Managed Fund. Open forward foreign currency contracts held by the International Equity Fund at December 31, 2000 were as follows:

                                                                                                                    Unrealized
                                                  Foreign                            U.S.             U.S.           Foreign
                                                 Currency                         Contract         Contract         Exchange
          Forward Foreign      Expiration        Contract         Forward           Amount           Value          Gain/(Loss)
             Currency             Date            (000s)            Rate            (000s)           (000s)           (000s)
         ------------------    -----------     --------------    -----------     --------------    -----------     -------------
Sell     EURO                   02/12/01           32,000           1.06299         $29,035           $30,104        ($1,069)
Sell     Japanese Yen           05/02/01          800,000         111.92537          $7,552            $7,148             404
Sell     Swiss Franc            02/12/01           15,000           1.61411          $8,868            $9,293           (425)
Buy      EURO                   02/12/01           32,000           1.06299         $27,605           $30,104           2,499
Buy      Swiss Franc            02/12/01            7,500           1.61411          $4,165            $4,647             482
Buy      Swiss Franc            02/12/01            7,500           1.61411          $4,261            $4,647             386
                                                                                                                          ---


                                                                   Net unrealized foreign exchange appreciation        $2,277
                                                                                                                       ======

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services
    Effective May 1, 1998 Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the funds. ICMI is a wholly owned subsidiary of The Penn Mutual Life Insurance Company.

    T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

    Putnam Investment Management, Inc. ("Putnam") is sub-adviser to the Large Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Putnam on May 1, 2000. As sub-adviser, Putnam provides investment management services to the Fund. Prior to May 1, 2000, OpCap Advisers was the sub-adviser to the Large Cap Value Fund.

    Wells Capital Management Incorporated ("Wells") is sub-adviser to the Index 500 Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Wells on May 1, 2000. As sub-adviser, Wells provides investment management services to the Fund.

    Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Turner on May 1, 2000. As sub-advisor, Turner provides investment management services to the Fund.

    Neuberger Berman Management, Inc. ("Neuberger Berman") is sub-adviser to the Mid Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Neuberger Berman on May 1, 2000. As sub-advisor, Neuberger Berman provides investment management services to the Fund.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------
    Royce & Associates, Inc. ("Royce") is sub-adviser to the Small Cap Value Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Royce on May 1, 2000. As sub-advisor, Royce provides investment management services to the Fund. Prior to May 1, 2000, OpCap Advisers was the sub-adviser to the Small Cap Value Fund

    Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding AG, an affiliate of Bank Vontobel AG.

    RS Investment Management, Inc. (formerly Robertson Stephens Investment Management, Inc.) ("RSIM") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSIM on April 26, 1998. As sub-adviser, RSIM provides investment management services to the Fund.

    Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; Growth Equity Fund: 0.65% for the first $100 million and 0.60% thereafter; Flexibly Managed Fund: 0.60%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.85%; Large Cap Value Fund: 0.60%; Small Cap Value
Fund: 0.85%; Emerging Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Limited Maturity Bond Fund: 0.30%; Growth and Income Fund: 0.50%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70% and Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter.

   For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services
   Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each of the Fund's average daily net assets.

Expenses and Limitations Thereon
    Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows: Money Market: 0.80%; Quality
Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Large Cap Value:
1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Cap Value:
1.15%; Emerging Growth: 1.15%; Limited Maturity Bond: 0.90%; Growth and Income:
1.00%; Index 500: 0.40% (Penn Mutual currently intends to voluntarily waive its fees and reimburse expenses so that total expenses do not exceed 0.25%); Mid Cap
Growth: 1.00% and Mid Cap Value: 1.00%.

   Fees were paid to non-affiliated Directors of Penn Series for the year ended December 31, 2000. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4--RELATED PARTY TRANSACTIONS

    The Separate Accounts A, B, C and D of the Penn Mutual Life Insurance Company hold assets with the Pension products written by Penn Mutual. The investment objectives of each of these Accounts mirror those of certain portfolios of the Penn Series Funds. In order to create efficiencies, Penn Mutual elected a re-organization such that the assets in these Accounts were transferred on April 28, 2000 to the corresponding Penn Series Fund at fair value. Separate Account A purchased 15,079,816 shares of the Penn Series Money Market Fund for $15,019,816. Separate Account B purchased 4,177,350 shares of the Penn Series Quality Bond Fund for $41,898,824. Separate Account C purchased 2,882,243 shares of the Penn Mutual Growth and Equity Fund for $106,412,414. Separate Account D purchased 4,183,681 shares of the Penn Series Growth and Income Fund for $41,836,814.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------
The Penn Mutual Retirement Plan invests in the fund and holds the following assets at December 31, 2000:

Fund                         Assets
Money Market Fund            $7,801,904
Quality Bond Fund            $25,169,078
Growth Equity Fund           $46,052,376
Large Cap Value Fund         $9,254,285
Flexibly Managed Fund        $12,473,350
International Equity Fund    $18,056,527
Small Cap Value Fund         $3,125,652
Emerging Growth Fund         $4,809,932
Growth and Income Fund       $20,037,364
Index 500 Fund               $768,846

5 - TRANSFER-IN-KINDS

   The Index 500 Fund and Mid Cap Value Funds are new Penn Series Fund investment options, created effective May 1, 2000. Previous to that, there were different investment options within the Penn Mutual insurance contracts. At the end of business on April 28, 2000, Penn Mutual performed a transfer-in-kind of securities in the amounts of $224,523,208 from the Fidelity Index 500 Portfolio into the Penn Series Index 500 Fund and $50,055,015 from the Neuberger Berman Partners Portfolio into the Penn Series Mid Cap Value Fund.

6 -- CAPITAL STOCK

   At December 31, 2000, there were two billion and five hundred million shares of $.10 par value capital stock and two billion and seven hundred fifty million shares of $0.0001 shares of capital stock authorized for Penn Series. The capital stock is divided into classes as set forth in the following table:

                                                           Number of
Class                                        Par Value      Shares

Money Market Fund Common Stock                 $0.10      500,000,000
Quality Bond Fund Common Stock                 $0.10      250,000,000
High Yield Bond Fund Common Stock              $0.10      250,000,000
Growth Equity Fund Common Stock                $0.10      250,000,000
Large Cap Value Fund Common Stock              $0.10      250,000,000
Flexibly Managed Fund Common Stock             $0.10      250,000,000
International Equity Fund Common Stock         $0.10      250,000,000
Small Cap Value Fund Common Stock              $0.10      250,000,000
Emerging Growth Fund Common Stock              $0.10      250,000,000
Limited Maturity Bond Fund Common Stock        $0.0001    250,000,000
Growth and Income Fund Common Stock            $0.0001    250,000,000
Index 500 Fund Common Stock                    $0.0001    250,000,000
Mid Cap Growth Fund Common Stock               $0.0001    250,000,000
Mid Cap Value Fund Common Stock                $0.0001    250,000,000
Class A Common Stock                           $0.0001    250,000,000
Class B Common Stock                           $0.0001    250,000,000
Class C Common Stock                           $0.0001    250,000,000
Class D Common Stock                           $0.0001    250,000,000
Class E Common Stock                           $0.0001    250,000,000
Class F Common Stock                           $0.0001    250,000,000

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------
6 - CAPITAL STOCK (Continued)
Transactions in capital stock of Penn Series Funds, Inc. were as follows:
(Share and Dollar Amounts in Thousands)

                                                                  The Year Ended December 31, 2000:
                                                   ---------------------------------------------------------------
                                                      Received for        Shares Issued for         Paid for
                                                      Shares Sold           Reinvestment         Shares Redeemed
                                                      -----------           ------------         ---------------
                                                   Shares     Amount     Shares     Amount      Shares     Amount
                                                   ------     ------     ------     ------      ------     ------
Money Market Fund                                  257,819    $257,819      5,102     $5,102    255,454    $255,454
Quality Bond Fund                                    5,678    $ 57,443        297     $2,912      2,054    $ 21,018
High Yield Bond Fund                                 1,219    $ 10,406        756     $6,503      2,410    $ 20,740
Growth Equity Fund                                   4,352    $156,244      1,052    $37,281      1,568    $ 53,103
Large Cap Value Fund                                 1,300    $ 24,556      2,452    $45,882      4,589    $ 83,439
Flexibly Managed Fund                                1,770    $ 32,573      3,264    $56,436      7,767    $137,591
International Equity Fund                            6,470    $139,631        885    $19,948      5,637    $120,668
Small Cap Value Fund                                 1,463    $ 20,405         22       $281        738    $  9,686
Emerging Growth Fund                                 2,624    $112,242        734    $30,231      1,435    $ 55,817
Limited Maturity Bond Fund +                         1,412    $ 14,169          -          -        336    $  3,414
Growth and Income Fund +                             4,480    $ 44,807          -          -      1,036    $ 10,370
Index 500 Fund +                                    26,320    $262,850          -          -      2,815    $ 27,650
Mid Cap Growth Fund +                                6,869    $ 70,290          -          -        606    $  6,210
Mid Cap Value Fund +                                 5,872    $ 59,644          -          -        877    $  9,654

                                                                  The Year Ended December 31, 1999:
                                                   ----------------------------------------------------------------
                                                      Received for        Shares Issued for         Paid for
                                                      Shares Sold           Reinvestment         Shares Redeemed
                                                      -----------           ------------         ---------------
                                                    Shares     Amount     Shares     Amount      Shares    Amount
                                                    ------     ------     ------     ------      ------    ------
Money Market Fund                                  188,666    $188,666     2,909     $2,909     158,620   $158,620
Quality Bond Fund                                    1,479    $ 15,329         -          -       1,239   $ 12,855
High Yield Bond Fund                                 1,695    $ 15,956         -          -       1,904   $ 17,996
Growth Equity Fund                                   1,313    $ 43,595         -          -         786   $ 26,721
Value Equity Fund                                    1,101    $ 24,742         -          -       2,982   $ 67,027
Flexibly Managed Fund                                1,513    $ 29,126         -          -       6,691   $126,725
International Equity Fund                            4,438    $ 89,854         -          -       4,769   $ 98,084
Small Capitalization Fund                              878    $ 10,900         -          -         730   $  9,080
Emerging Growth Fund                                 2,067    $ 58,019         -          -         593   $ 18,797

+ For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

7 - COMPONENTS OF NET ASSETS
(Dollar Amounts in Thousands)

At December 31, 2000, Net Assets consisted of the following:

                                                  Money     Quality  High Yield   Growth     Large Cap  Flexibly  International
                                                  Market     Bond       Bond      Equity       Value     Managed     Equity
                                                  Fund       Fund       Fund       Fund        Fund       Fund        Fund
                                                  ----       ----       ----       ----        ----       ----        ----
Capital paid in ................................ $94,052    $94,513    $64,911   $282,334    $193,445   $363,418    $144,569
Undistributed net investment income (loss) .....       -          -          -          -           -         29         171
Accumulated net realized gain (loss) on
  investment transactions and foreign exchange..      (7)      (194)    (5,663)   (64,949)       (764)    (1,371)     (9,438)
Net unrealized appreciation (depreciation)
  in value of investments, futures contracts
  and foreign currency related items ...........       -      1,754     (8,098)    (1,369)     28,902     70,303      27,057
                                                 ---------------------------------------------------------------------------
    Total Net Assets ........................... $94,045    $96,073    $51,150   $216,016    $221,583   $432,379    $162,359
                                                 ===========================================================================

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------
7 - COMPONENTS OF NET ASSETS (Continued)
(Dollar Amounts in Thousands)
At December 31, 2000, Net Assets consisted of the following:

                                                 Small Cap   Emerging     Limited     Growth and      Index      Mid Cap   Mid Cap
                                                   Value      Growth   Maturity Bond    Income         500       Growth     Value
                                                    Fund       Fund        Fund+         Fund+         Fund+      Fund+     Fund+
                                                    ----       ----        -----         -----         -----      -----     -----
Capital paid in ................................ $57,579    $155,343      $10,755      $34,437      $235,200     $63,868   $49,990
Undistributed net investment income (loss) .....       -           -            -            -             -           -         -
Accumulated net realized gain (loss) on
  investment transactions and foreign exchange..     731      (4,790)           -       (5,271)         (654)     (7,420)     (203)
Net unrealized appreciation (depreciation)
  in value of investments, futures contracts
  and foreign currency related items ...........  (2,633)    (10,779)         143          933       (21,148)     (1,643)    9,751
                                                 ---------------------------------------------------------------------------------
    Total Net Assets ........................... $55,677    $139,774      $10,898      $30,099      $213,398     $54,805   $59,538
                                                 =================================================================================

+ For the period from May 1, 2000 (commencement of operations) through December
  31, 2000.

8- PURCHASES AND SALES OF INVESTMENTS
(Dollar Amounts in Thousands)

During the year ended December 31, 2000, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency Obligations and short term securities:

                                     Purchases                Sales
                                     ---------                -----
Quality Bond Fund                     $322,744                $316,804
High Yield Bond Fund                  $ 38,658                $ 41,277
Growth Equity Fund                    $991,863                $989,786
Large Cap Value Fund                  $328,385                $380,712
Flexibly Managed Fund                 $126,621                $176,582
International Equity Fund             $146,491                $129,309
Small Cap Value Fund                  $ 79,886                $ 64,025
Emerging Growth Fund                  $342,226                $289,188
Limited Maturity Bond Fund+           $ 14,556                $  8,559
Growth and Income Fund+               $ 32,123                $ 36,923
Index 500 Fund+                       $ 15,556                $  6,019
Mid Cap Growth Fund+                  $169,929                $107,639
Mid Cap Value Fund+                   $119,874                $113,068

+ For the period from May 1, 2000 (commencement of operations) through December
  31, 2000.

9- CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire
as follows:

                            Money   High Yield
                           Market      Bond
                            Fund       Fund
                          ---------------------
 2001 .................     $183         $0
 2003 .................      416      1,052,436
 2004 .................       0        525,647
 2005 .................      225          0
 2006 .................      992       14,558
 2007 .................       0        861,638
 2008 .................      302      2,950,490
                          ---------------------
   Total ..............    $2,118    $5,404,769

----------------------------------------------------
REPORT OF INDEPENDENT AUDITORS


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
PENN SERIES FUNDS, INC.


We have audited the statement of net assets of Penn Series Funds, Inc. (comprising, respectively, the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Growth and Income Fund, Growth Equity Fund, Large Cap Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Emerging Growth Fund, Small Cap Value Fund, and International Equity Fund) as of December 31, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Penn Series Funds, Inc. for the year ended December 31, 1996 included herein were audited by other auditors whose report dated February 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Penn Series Funds, Inc. at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                     /s/ Ernst & Young LLP
                                                     ------------------------
                                                     Ernst & Young

Philadelphia, Pennsylvania
January 31, 2001

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